UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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☐	Soliciting Material under § 240.14a-12
SPECTRUM PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2022 Proxy Statement

EGFR
HER2
HER3
HER4

SPECTRUM PHARMACEUTICALS

Redefining Cancer Care

TO OUR STOCKHOLDERS,

It is a privilege to address you for the first time as the President and CEO of Spectrum. It is my goal to deliver value to you, our stockholders. To accomplish this, we must not lose focus on our primary purpose to make a meaningful difference in the lives of cancer patients. At Spectrum, this passion is unwavering, and it is what ultimately fuels our focus, drives our culture, and is the foundation by which we will operate moving forward.

Our company is at a pivotal point in our history and I want to share the strategic actions we are taking to ensure we unlock stockholder value. Our strategy is consistent with our DNA – a resilient, entrepreneurial, and competitive organization. We believe we are well positioned to deliver two FDA approvals later this year for our late-stage assets, poziotinib and eflapegrastim.

Poziotinib is a pan-HER inhibitor being developed to treat patients with non-small cell lung cancer (NSCLC) who harbor a specific mutation (HER2 exon 20 insertion mutation). Today, the prognosis of these patients is poor as there currently is no FDA approved treatment for this specific patient population. Earlier this year, we announced that the FDA had accepted our NDA for poziotinib and assigned a PDUFA date of November 24, 2022. We are seeking an initial indication for the treatment of patients with previously treated locally advanced or metastatic NSCLC harboring HER2 exon 20 insertion mutations. This product has received a fast-track designation and an accelerated approval pathway. Gaining FDA approval for this indication is a top priority for the company. As we evaluate the broader opportunity for poziotinib beyond the first indication, we will focus our resources in areas of significant unmet medical need. This strategy is shaped by our encouraging clinical data, the competitive landscape, the relative development risk and cost of the investment required.

Our second late-stage asset is eflapegrastim, a novel, long-acting granulocyte colony-stimulating factor (G-CSF) used to decrease the incidence of infection seen as a result of neutropenia induced by chemotherapy. Recently, we announced that the resubmitted BLA for eflapegrastim has been accepted for review by the FDA with a PDUFA date of September 9, 2022. This represents an essential step toward ultimate approval by the FDA. We are actively working with our partner Hanmi and the FDA to support an efficient review process.

The approval of the late-stage assets will elevate the strategic optionality of the company and further our vision of becoming a daring biopharmaceutical company that pursues unique opportunities to advance cancer care. In order to position the company for long-term success, we have streamlined our operations, reduced the operating cash burn, elevated our corporate partnerships, and sharpened our focus on the execution of our core business objectives.

I would like to thank our stockholders, employees, and corporate partners, as well as the patients and health care professionals who make our clinical trials possible. We could not do this without all of you.

Sincerely,

Thomas J. Riga
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held Tuesday, June 21, 2022
To our Stockholders,
Notice is hereby given that the 2022 Annual Meeting of Stockholders of Spectrum Pharmaceuticals, Inc. (which we refer to as the “Annual Meeting” in the Proxy Statement) will be held at our Research and Development East office located at 2 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02110 on Tuesday, June 21, 2022 at 10:00 a.m. Eastern Time. The Annual Meeting will be held for the following purposes:
1.Election of Directors. To elect the six director nominees named in the Proxy Statement to serve until our Annual Meeting to be held in 2023, or until their successors are duly elected and qualified.
2.Advisory Vote on the Compensation of Our Named Executive Officers. To approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of the Proxy Statement.
3.Amended and Restated 2018 Long-Term Incentive Plan. To approve the adoption of a proposed amended and restated Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan.
4.Ratification of Selection of Independent Registered Public Accounting Firm. To ratify the selection of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
5.Other Business. To consider and act upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.
The Board of Directors recommends that you vote “FOR” each of the director nominees named in Proposal 1 and “FOR” Proposals 2, 3 and 4.
The Board of Directors has fixed the close of business on April 25, 2022 as the record date for determining the holders of our common stock entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. Only stockholders of record at the close of business on the record date are entitled to such notice and to vote, in person or by proxy, at the Annual Meeting.
We may announce alternative arrangements for the Annual Meeting, which may include switching to a hybrid in-person/virtual format, a virtual-only meeting format or changing the time, date or location of the Annual Meeting. If we take this step, we will announce any changes through a press release that will also be filed with the SEC as additional proxy materials and we will post details at http://investor.sppirx.com/shareholder-services/annual-meeting.
This year we will again take advantage of the rules of the SEC that allow us to furnish our proxy materials over the Internet. As a result, we are sending a Notice of Internet Availability of Proxy Materials to most of our stockholders rather than a full paper set of the proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials on the Internet, as well as instructions on how stockholders may obtain a paper copy of our proxy materials. This process helps the environment and substantially reduces the costs associated with printing and distributing our proxy materials. To make it easier for

Spectrum Pharmaceuticals	2022 PROXY STATEMENT

you to vote, Internet and telephone voting are available. The instructions on the Notice of Internet Availability of Proxy Materials or, if you received a paper copy of the proxy materials, the proxy card, describe how to use these convenient services. As always, we encourage you to vote your shares prior to the Annual Meeting.

Sincerely,

Thomas J. Riga
President and Chief Executive Officer
Approximate Date of Mailing of Notice of Internet
Availability of Proxy Materials: May 2, 2022

YOUR VOTE IS VERY IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY INTERNET, TELEPHONE OR MAIL SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. SUBMITTING A PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE ANNUAL MEETING.

2022 PROXY STATEMENT	Spectrum Pharmaceuticals

Spectrum Pharmaceuticals	2022 PROXY STATEMENT

2022 PROXY STATEMENT	Spectrum Pharmaceuticals

Cautionary Note Concerning Forward-Looking Statements
This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements containing forward-looking words, such as, “believes,” “may,” “could,” “will,” “expects,” “intends,” “estimates,” “anticipates,” “plans,” “seeks,” “continues,” or the negative thereof or variation thereon or similar terminology (although not all forward-looking statements contain these words). Such forward-looking statements are based on the reasonable beliefs of our management as well as assumptions made by and information currently available to our management. Readers should not put undue reliance on these forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from the results, performance or achievements expressed or implied thereby. For a detailed discussion of these risks and uncertainties see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed on March 18, 2022 with the SEC. Except as required by law, we do not undertake to update any such forward-looking statements.

Spectrum Pharmaceuticals	2022 PROXY STATEMENT

PROXY STATEMENT
The enclosed Proxy Statement is solicited on behalf of the Board of Directors (the “Board”) of Spectrum Pharmaceuticals, Inc. (“Spectrum,” the “Company,” “we,” “us,” or “our”), for use at the 2022 Annual Meeting of Stockholders to be held on June 21, 2022 at 10:00 a.m. Eastern Time (the “Annual Meeting”), or at any postponements or adjournments thereof. The Annual Meeting is being held for the purposes described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.
QUESTIONS AND ANSWERS ABOUT THE
ANNUAL MEETING AND VOTING
The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the Proxy Statement or the Annual Meeting, please see “Whom should I contact with other questions?” below.
1.What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice of Annual Meeting, and any other matters that properly come before the Annual Meeting.
2.When and where will the Annual Meeting be held?

You are invited to attend the Annual Meeting on Tuesday, June 21, 2022 at 10:00 a.m. Eastern Time. The Annual Meeting is expected to be held at our Research and Development East office located at 2 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02110.
We may announce alternative arrangements for the Annual Meeting, which may include switching to a hybrid in-person/virtual format, a virtual-only meeting format or changing the time, date or location of the Annual Meeting. If we take this step, we will announce any changes through a press release that will also be filed with the SEC as additional proxy materials and we will post details at http://investor.sppirx.com/shareholder-services/annual-meeting.

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
3.Why am I receiving these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting, and at any adjournment or postponement thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting in person to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement. Whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting and to minimize our proxy solicitation costs.
4.Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

Instead of mailing printed copies to each of our stockholders, we have elected to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of our proxy materials by sending a Notice of Internet Availability of Proxy Materials (a “Notice”), which provides instructions for how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about May 2, 2022, we will mail a Notice to each of our stockholders who held shares as of April 25, 2022, which is the Record Date for the Annual Meeting. The Notice contains instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”). The Notice also provides instructions on how to vote your shares.
5.What is the purpose of complying with the SEC’s “notice and access” rules?

We believe compliance with the SEC’s “notice and access” rules will allow us to provide our stockholders with the materials they need to make informed decisions about the matters to be voted upon at the Annual Meeting, while lowering the costs of printing and delivering those materials and reducing the environmental impact of our Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.
6.What am I being asked to vote upon at the Annual Meeting?

At the Annual Meeting, you will be asked to:
(1)Elect the six director nominees named in this Proxy Statement to serve until our Annual Meeting to be held in 2023, or until their successors are duly elected and qualified;
(2)Approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of this Proxy Statement;
(3)Approve the adoption of a proposed amendment and restatement of the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan;
(4)Ratify the selection of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
(5)To consider and act upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

7.What are the voting options for each Proposal?

In the election of directors (Proposal 1), you may vote “FOR” any one or more of the nominees, you may vote “AGAINST” any one or more of the nominees or you may “ABSTAIN” from voting with respect to the election of any one or more of the nominees. On the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section of this
Proxy Statement (Proposal 2), on the approval of the amendment and restatement of the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan (Proposal 3), and on the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 4), you may vote “FOR,” “AGAINST” or “ABSTAIN.”
8.How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

Proposal	Board Recommendation	Page Reference
Proposal 1: Election of Directors	® the election of each of the six director nominees named in this Proxy Statement to serve until our Annual Meeting of Stockholders to be held in 2023, or until their successors are duly elected and qualified (Proposal 1) FOR each of the nominees	14
Proposal 2: Advisory Vote to Approve the Compensation of our Named Executive Officers	® the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of this Proxy Statement (Proposal 2) FOR	22
Proposal 3: Approval of the Amendment and Restatement of the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan	® the approval of the amendment and restatement of the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan (Proposal 3) FOR	24
Proposal 4: Ratification of the Appointment of RSM US LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022	® the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for fiscal year ending December 31, 2022 (Proposal 4) FOR	39

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card, who are persons designated by the Board and are members of our management team, will vote in accordance with the recommendations of the Board. Management does not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in this Proxy Statement. However, if any other business properly comes before the Annual Meeting, the proxy holders or their substitutes will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
9.Who can vote at the Annual Meeting?

If you were a holder of our common stock as a “stockholder of record,” or if you were the “beneficial owner” of our common stock held in “street name,” as of the close of business on the Record Date, you may vote your shares at the Annual Meeting, and at any postponements or adjournments of the Annual Meeting. As of the Record Date, there were 179,257,485 shares of our common stock outstanding.
Each stockholder has one vote for each share of common stock held as of the Record Date. A list of our stockholders will be available for examination by any stockholder at the Annual Meeting and at our Research and Development East office located at 2 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02110, for a period of ten days prior to the Annual Meeting.
10.What does it mean to be a “stockholder of record”?

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare, then you are a “stockholder of record.” As a “stockholder of record,” you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares using one of the voting methods described in this Proxy Statement and the Notice.
11.What does it mean to be a “beneficial owner” of shares held in “street name”?

If, on the Record Date, your shares were held in an account at a broker, bank, or other financial institution (we refer to each of those organizations collectively as a “broker”), then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being made available to you by that broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. You have the right to direct your broker on how to vote the shares in your account. As a beneficial owner, you are also invited to attend the Annual Meeting, but since you are not a stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid
“legal proxy” from your broker, which is a written document that will give you the legal right to vote the shares at the Annual Meeting. You must also satisfy the Annual Meeting admission criteria set out below. Under the rules that govern brokers, your broker is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting (other than the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for 2022) unless you provide specific instructions to the broker as to how to vote. As a result, we encourage you to communicate your voting decisions to your broker before the date of the Annual Meeting to ensure that your vote will be counted.
12.How many shares must be present or represented to conduct business at the Annual Meeting?

The presence at the Annual Meeting of the holders of a majority of the outstanding shares of common stock, as of the Record Date, in person or by proxy and entitled to vote, will constitute a quorum, permitting us to conduct our business at the Annual Meeting. “Abstentions” and “broker non-votes” will each be counted as present at the Annual Meeting for purposes of determining the existence of a quorum at the Annual Meeting. “Broker non-votes” will result for shares that are not voted by the broker who is the record holder of the shares because the broker is not instructed to vote on such matter by the beneficial owner of the shares and the broker does not have discretionary authority to vote on such matter. For further discussion on broker non-votes, please refer to “What are the voting requirements to approve the proposals?” below. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

13.How can I vote my shares of Spectrum stock?

Stockholders of record can vote by proxy or by attending the Annual Meeting and voting in person. The persons named as proxies on the proxy card were designated by the Board and are members of our management. If you vote by proxy, you can vote over the Internet, by telephone, or by mail as described below. If you are the “beneficial owner” of shares held in “street name,” please refer to the information forwarded by your broker to see which voting options are available to you and to see what steps you must follow if you choose to attend the Annual Meeting to vote your shares.
®    Vote by Internet: You can vote by proxy over the Internet by following the instructions provided in the Notice or the voting instruction card provided to you by your broker, if applicable. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 20, 2022. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice.
®    Vote by Telephone: You can vote by telephone pursuant to the instructions provided on the proxy card or by following the voting instruction card provided to you by your broker, if applicable. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 20, 2022.
®    Vote by Mail: If you requested to receive printed proxy materials, you can vote by mail pursuant to the instructions provided on the proxy card or by following the voting instruction card provided to you by your broker, if applicable. In order to be effective, completed proxy cards must be received by 11:59 p.m. Eastern Time on June 20, 2022. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-prepaid envelope. If you do not have the postage-
prepaid envelope, please mail your completed proxy card to the following address: Spectrum Pharmaceuticals, Inc., Proxy Services, c/o Computershare Investor Services, Post Office Box 505008, Louisville, KY 40233-9814.
®    Vote in Person at the Annual Meeting:* If you satisfy the admission requirements to the Annual Meeting, as described in this Proxy Statement, you may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. If you are the “beneficial owner” of shares held in “street name,” you must obtain a legal proxy, executed in your favor by your broker, to be able to vote at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board.
    * Please also see the notice under question 2: “When and where will the Annual Meeting be held?”
YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY INTERNET, TELEPHONE OR MAIL SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. SUBMITTING A PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE ANNUAL MEETING.
14.How may I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a stockholder of record as of the Record Date, or if you are a “beneficial owner” of shares held in “street name” who holds a valid legal proxy, executed in your favor by your broker, for the Annual Meeting. Registration will begin at 9:00 a.m. Eastern Time on the date of the Annual Meeting and seating will begin immediately after. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. If you attend, please note that you should be prepared to present government-issued photo identification for admittance, such as a passport or driver’s license. If you are the “beneficial owner” of your shares, you will also need proof of ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, or similar evidence of ownership. If you do not have proof of ownership of our stock and a valid picture identification, you may be denied admission to the

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Annual Meeting. Please note that for security reasons, you and your bags may be subject to search prior to your admittance to the Annual Meeting. If you do not comply with each of the foregoing requirements, you may not be admitted to the Annual Meeting. Please also see the notice under question 2: “When and where will the Annual Meeting be held?”
15.Can I change my vote after I have submitted my vote?

Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote by (i) providing written notice of revocation to our Corporate Secretary at our corporate headquarters located at 11500 South Eastern Avenue, Suite 220, Henderson, Nevada 89052, (ii) by executing a subsequent proxy using any of the voting methods discussed above, or (iii) by attending the Annual Meeting and voting in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy. If you are a “beneficial owner” of shares held in “street name” and have previously instructed your broker to vote your shares, you must follow directions received from your broker to change those instructions. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications therein.
16.What are the voting requirements to approve the proposals?

Assuming that a quorum is present at the Annual Meeting, the voting requirements to approve each of the proposals to be voted upon at the Annual Meeting are as follows:
®    Election of Directors (Proposal 1) — Directors will be elected by the affirmative vote of the majority of votes cast with respect to each director’s election at the Annual Meeting, in person or by proxy. This means that only the director nominees that receive more “FOR” votes than “AGAINST” votes will be elected. If a nominee who currently serves as one of our directors is not re-elected at the Annual Meeting, under current Delaware law, such director would continue to serve on the Board as a holdover director. The Board has adopted a formal policy under which each of our directors is expected to submit an advance, contingent, irrevocable resignation that the Board may accept if our stockholders do not re-elect such director. In that situation, our Nominating and Corporate Governance Committee (“Nominating Committee”) would submit promptly a recommendation to the Board as to whether or not to accept the resignation. A properly executed proxy marked “ABSTAIN” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and, as such, will not have an effect in determining the election results. Similarly, abstentions will have no effect on the outcome of this Proposal. The election of directors is a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the election of directors, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes. Broker non-votes will have no effect in determining which directors are elected at the Annual Meeting.
®    Advisory Vote on the Compensation of Our Named Executive Officers (Proposal 2) — Approval of the non-binding advisory resolution regarding the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of this Proxy Statement, will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted toward the tabulation of votes present or represented on this Proposal and will have the same effect as votes against this Proposal. The advisory vote on compensation is a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the advisory vote on compensation, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes. Broker non-votes will have no effect on the outcome of this Proposal.
®    Amendment and Restatement of the 2018 Long-Term Incentive Plan (Proposal 3) — Approval of the amendment and restatement of the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan will require the affirmative vote of a majority of

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted toward the tabulation of votes present or represented on this Proposal and will have the same effect as votes against this Proposal. The vote on the amendment and restatement of the 2018 Long-Term Incentive Plan is a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the amendment and restatement of the 2018 Long-Term Incentive Plan, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes. Broker non-votes will have no effect on the outcome of the Proposal.
®    Ratification of Selection of Independent Registered Public Accounting Firm (Proposal 4) — Ratification of the selection of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted toward the tabulation of votes present or represented on this Proposal and will have the same effect as votes against this Proposal. The ratification of RSM US LLP is a “discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the ratification of RSM US LLP, your broker may use its discretion to vote your uninstructed shares on this Proposal. A failure by your broker to vote your uninstructed shares on this Proposal will result in an abstention, which will have the same effect as a vote against this Proposal.

17.Could other matters be decided at the Annual Meeting?

As of the date this Proxy Statement was made available to stockholders, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. However, if any other matters are presented for consideration at the Annual Meeting including, among other things, consideration of a motion to adjourn the Annual
Meeting to another time or place in order to solicit additional proxies in favor of one or more of the Proposals, the persons named as proxy holders and acting thereunder will have discretion to vote on these matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.
18.Who is paying for the cost of this proxy solicitation?

The proxies being solicited hereby are being solicited by us, and the cost of soliciting proxies in the enclosed form will be borne by us. We have also retained Georgeson LLC, to aid in the solicitation. For these services, we will pay Georgeson LLC a fee of approximately $25,000 and reimburse it for certain out-of-pocket disbursements and expenses. Our officers and other employees may, without compensation other than their regular compensation, solicit proxies by further mailings, personal conversations, telephone, facsimile or other electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
19.What is the deadline to submit stockholder proposals for our 2023 Annual Meeting of Stockholders?

Under Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), any stockholder desiring to include a proposal in our Proxy Statement with respect to our 2023 Annual Meeting of Stockholders should arrange for such proposal to be delivered to us at our corporate headquarters no later than January 2, 2023, in order to be considered for inclusion in our proxy statement relating to such annual meeting. Matters pertaining to such proposals, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act and the rules of the SEC.
In addition, pursuant to our bylaws, any stockholder desiring to submit a proposal for action or nominate one or more persons for election as directors at our 2023 Annual Meeting of Stockholders pursuant to the advance notice provisions of our bylaws must submit a notice of the proposal or nomination to us between February 21, 2023 and March 23, 2023, or else it will be considered untimely and ineligible to be properly brought before the Annual Meeting. In each case, the notice of the proposal or nomination must include certain information specified in our bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of and agreements relating to our capital stock. However, if our 2023 Annual Meeting of Stockholders is not held between May 22, 2023 and August 30, 2023, under our bylaws, this notice must be provided not earlier than the 120th day prior to the 2023 Annual Meeting of Stockholders and not later than the close of business on the later of (a) the 90th day prior to the 2023 Annual Meeting of Stockholders or (b) the 10th day following the date on which notice of the date of the 2023 Annual Meeting of Stockholders is first mailed to stockholders or otherwise publicly disclosed, whichever first occurs.
Further, in March 2018, we amended our bylaws to permit a holder (or a group of no more than 20 holders) of at least 3% of our outstanding common stock held continuously for at least three years to nominate and include in our proxy materials director nominees not to exceed 20% of the total number of directors to be elected at an annual meeting, or if such amount is not a whole number, the closest whole number below 20%, but not less than two, provided that the nominating holder(s) and the nominee(s) satisfy the requirements set forth in our bylaws, including providing us with advance notice of the nomination. Any stockholder seeking to nominate one or more persons for election as directors at our 2023 Annual Meeting of
Stockholders pursuant to the proxy access provisions of our bylaws must submit a notice of the nomination to us no earlier than 150 days and no later than 120 days before the anniversary of the date that we filed our proxy statement for the Annual Meeting. For our 2023 Annual Meeting of Stockholders, any such notice must be received by us at our principal executive offices not later than December 28, 2022 to be considered timely for purposes of the 2023 Annual Meeting of Stockholders. However, if the date of the 2023 Annual Meeting of Stockholders is called for more than 30 days earlier or later than the anniversary date of the Annual Meeting, then not later than the close of business on the earlier of (i) the 10th day after public announcement of the meeting date, or (ii) the 60th day prior to the date we file our proxy statement in connection with the 2023 Annual Meeting of Stockholders.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 24, 2023.
All such notices should be directed to our Corporate Secretary, Keith McGahan, at our corporate headquarters located at Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 220, Henderson, Nevada 89052.
In connection with our solicitation of proxies for our 2023 Annual Meeting of Stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

8
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

20.I share an address with another stockholder, and we received only one copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The SEC rules permit brokers to participate in a practice known as “householding,” which means that only one copy of the Notice and, if applicable, this Proxy Statement and the Annual Report, will be sent to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. Householding is designed to reduce printing and postage costs, and results in cost savings for us. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. If you receive a householding mailing this year and would like to have additional copies of our Notice and, if applicable, this Proxy Statement and/or the Annual Report mailed to you, or if you would like to opt out of this practice for future mailings, please contact your broker or submit your request to our Corporate Secretary, Keith McGahan, c/o Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 220, Henderson, Nevada 89052 or contact us by telephone at (702) 835-6300. Upon receipt of any such request, we agree to promptly deliver a copy of the Notice and, if applicable, this Proxy Statement and/or the Annual Report to you. In addition, if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above. This Proxy Statement and the Annual Report are also available at https://investor.sppirx.com/shareholder-services/annual-meeting.
21.Where can I find voting results of the Annual Meeting?

We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by us.
22.Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact our Corporate Secretary, Keith M. McGahan, at
Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 220, Henderson, Nevada 89052, at (702) 835-6300.

9
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, EXECUTIVE OFFICERS AND DIRECTORS
Five Percent Holders

Based on information publicly filed and provided to us by certain holders, the following table shows the amount of our common stock beneficially owned as of April 8, 2022 (unless otherwise indicated) by holders of more than 5% of the outstanding shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and/or investment power with respect to our common stock, unless footnoted to the contrary. Under these rules, shares of common stock subject to any option, warrant or right that is exercisable or convertible within 60 days of April 8, 2022 are deemed beneficially owned and outstanding for computing the percentage ownership of the individual or entity holding such securities, but are not considered outstanding for computing the percentage ownership of any other person. For purposes of the following table, the percentage ownership is based upon 179,157,485 shares of our common stock, including restricted shares of our common stock, outstanding as of April 8, 2022.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
BlackRock, Inc. (1)	15,854,728	8.85%
55 East 52nd Street New York, NY 10055
Hanmi Pharmaceutical Co., Ltd. (2)	15,332,331	8.56%
14 Wiryeseong-daero, Songpa-gu Seoul, 05545 Republic of Korea
Armistice Capital, LLC (3)	9,665,756	5.40%
510 Madison Ave. 7th Floor New York, NY 10022
The Vanguard Group (4)	9,492,321	5.30%
100 Vanguard Blvd. Malvern, PA 19355

____________
(1)    The information set forth herein is based solely on information contained in Amendment No. 3 to Schedule 13G filed with the SEC on March 9, 2022 by BlackRock, Inc. BlackRock, Inc. has sole voting power over 15,210,840 shares of our common stock and sole dispositive power over 15,854,728 shares of our common stock.
(2)    The information set forth herein is based solely on information contained in Schedule 13D filed with the SEC on February 1, 2022 by Hanmi Pharmaceutical Co., Ltd. (“Hanmi”). Hanmi has sole voting power and sole dispositive power over 15,332,331 shares of our common stock.
(3)    The information set forth herein is based solely on information contained in Amendment No. 2 to Schedule 13G filed with the SEC on February 15, 2022 by Armistice Capital, LLC and Steven Boyd (collectively, “Armistice”). Armistice has shared voting power and shared dispositive power over 9,665,756 shares of our common stock.
(4)    The information set forth herein is based solely on information contained in Amendment No. 10 to Schedule 13G filed with the SEC on February 10, 2022 by The Vanguard Group. The Vanguard Group has shared voting power over 282,110 shares of our common stock, sole dispositive power over 9,148,197 shares of our common stock, and shared dispositive power over 344,124 shares of our common stock.

10
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
EXECUTIVE OFFICERS AND DIRECTORS

Directors and Named Executive Officers

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 8, 2022 by: (i) each of our directors and director nominees; (ii) each of our named executive officers; and (iii) all of our directors, director nominees and executive officers as a group. Unless otherwise noted, we believe that each person listed below has sole voting power and sole investment power with respect to shares shown as owned by him or her. Information as to beneficial ownership is based upon statements furnished to us or filed with the SEC by such persons. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and/or investment power with respect to our common stock, unless footnoted to the contrary. Unless otherwise indicated, the business address of each stockholder listed below is c/o Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 220, Henderson, Nevada 89052. For purposes of the following table, the percentage ownership is based upon 179,157,485 shares of our common stock, including restricted shares of our common stock, outstanding as of April 8, 2022.

Name of Beneficial Owner	Options/SARs(1)	Shares	Total Beneficially Owned(2)	Percent of Shares Outstanding
Joseph W. Turgeon	3,684,770	396,525	4,081,295	2.23%
Thomas J. Riga	1,360,509	582,939(3)	1,943,448(3)	1.08%
Kurt A. Gustafson	1,438,157	329,099	1,767,256	*
Francois J. Lebel, M.D.	768,406	262,311(4)	1,030,717(4)	*
Keith M. McGahan	782,906	251,190(5)	1,034,096(5)	*
William L. Ashton	109,268	46,943(6)	156,211(6)	*
Nora E. Brennan	32,601	29,277(6)	61,878(6)	*
Seth H.Z. Fischer	66,351	34,777(6)	101,128(6)	*
Juhyun Lim	0	4,759(7)	4,759(7)	*
Jeffrey L. Vacirca, M.D.	97,108	170,244(6)	267,352(6)	*
Dolatrai M. Vyas	212,601	86,346(6)	298,947(6)	*
Bernice R. Welles, M.D.	102,601	64,277(6)	166,878(6)	*
All executive officers and directors/director nominees as a group (10 persons)	3,532,351	1,533,063(8)	5,065,414(8)	2.70%
_____________
*    Represents ownership of less than 1%
(1)    Represents options to purchase shares of common stock and shares of common stock underlying stock appreciation rights, or SARs, that are exercisable within 60 days of April 8, 2022.
(2)    Shares of common stock subject to options to purchase shares of common stock and shares of common stock underlying SARs that are exercisable within 60 days of April 8, 2022, are deemed beneficially owned and outstanding for computing the percentage ownership of the person holding such securities, but are not considered outstanding for computing the percentage ownership of any other person.
(3)    The number of shares includes 391,869 unvested restricted shares of our common stock subject to future vesting.
(4)    The number of shares includes 152,969 unvested restricted shares of our common stock subject to future vesting.
(5)    The number of shares includes 127,934 unvested restricted shares of our common stock subject to future vesting.
(6)    The number of shares includes 14,277 unvested restricted shares of our common stock subject to future vesting.
(7)    The number of shares includes 4,759 unvested restricted shares of our common stock held by Ms. Lim that are subject to future vesting and does not include shares of common stock held by Hanmi, for which Ms. Lim disclaims beneficial ownership. The shares of common stock held by Hanmi are reported in the table above under Five Percent Holders.
(8)    The number of shares includes 763,193 unvested restricted shares of our common stock subject to future vesting.
We are not aware of any arrangements that have resulted, or may at a subsequent date result, in a change of control of Spectrum.

11
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

EXECUTIVE OFFICERS
Each of our executive officers serves at the discretion of the Board. The determination as to which of our employees qualify as executive officers was made by the Board in accordance with the rules of the SEC. Biographical information for our executive officers as of the date this Proxy Statement was made available is set forth below. There are no family relationships between any executive officer and any other executive officer or director. There are no legal proceedings related to any of the executive officers which must be disclosed pursuant to Item 401(f) of Regulation S-K.

Thomas J. Riga
President and Chief Executive Officer	Information regarding Mr. Riga is provided in this Proxy Statement under “Proposal 1 – Election of Directors”.

Francois J. Lebel, M.D.
Executive Vice President and Chief Medical Officer
Francois Lebel has served as our Executive Vice President and Chief Medical Officer since November 2018. Prior to joining Spectrum, he provided strategic leadership on eight NDA/BLAs in various therapeutic areas and on several mergers and acquisitions. Dr. Lebel has broad and deep experience in oncology drug development, medical affairs, regulatory and pharmacovigilance acquired through various roles of increasing responsibilities at Chiron Corporation (which was acquired by Novartis AG), Warner-Lambert (which was acquired by Pfizer Inc.) and Burroughs Wellcome (which was acquired by GlaxoSmithKline plc). From March 2013 to October 2018, Dr. Lebel served as Executive Vice President, Research and Development, and Chief Medical Officer at ZIOPHARM Oncology, Inc. (“ZIOPHARM”), a publicly traded clinical-stage biopharmaceutical company. Prior to ZIOPHARM, he held various leadership roles including Vice President of Research and Development at Baxter International and Global Head of Medical and Scientific Affairs at MedImmune.

Dr. Lebel brings nearly 30 years of clinical leadership experience within the biopharmaceutical industry. He has designed and managed global medical organizations to deliver results, enhance productivity and practice sound risk management.

Age: 70 Education: B.Sc. in Molecular Biology, University of Ottawa, Canada; M.D. University of Ottawa, Canada.

Other Qualifications: He completed his residency in Internal Medicine (Infectious Disease) and Medical Microbiology at McGill University and his research fellowship in infectious disease at Harvard Medical School.

12
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

EXECUTIVE OFFICERS

Keith M. McGahan
Executive Vice President, Chief Legal Officer and Corporate Secretary
Keith McGahan has served as our Chief Legal Officer since June 2018, as Corporate Secretary since February 2018 and as Executive Vice President since June 2019. From August 2016 to June 2018, he served as our Vice President, Chief Compliance Officer and Associate General Counsel. He brings to Spectrum more than 20 years of diverse experience in the healthcare, medical device and pharmaceutical industries. From 2015 through August 2016, Mr. McGahan served as Executive Director and Associate General Counsel at Avanir Pharmaceuticals, Inc. (“Avanir”). During his tenure at Avanir, Mr. McGahan served as legal advisor on all compliance and commercial related matters. From 2012 through 2015, Mr. McGahan served as Director, Healthcare Compliance at Johnson & Johnson, where he was responsible for executing the global compliance program. Prior to that, from 2003 through 2011, Mr. McGahan served as the Assistant Staff Judge Advocate to the Navy Surgeon General, Staff Judge Advocate to the Navy Medical Research Command as well as Staff Judge Advocate and Chief Compliance Officer at Naval Hospital Camp Pendleton.

Age: 47 Education: B.A. in Zoology, Connecticut College; M.B.A., Pepperdine University; J.D., Seattle University School of Law; L.L.M. in Taxation, University of San Diego School of Law.

Other Qualifications: Mr. McGahan is a Certified Compliance and Ethics Professional (CCEP) and holds a professional certificate in health care compliance & privacy from Seton Hall University, a Six Sigma Black Belt certification from Villanova University and is certified by UCLA’s Anderson School of Business as an accredited public company director.

13
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF DIRECTORS
Our Board currently consists of eight annually-elected directors. The Board nominated William L. Ashton, Brittany K. Bradrick, Seth H.Z. Fischer, Juhyun Lim, Thomas J. Riga and Jeffrey L. Vacirca for election to our Board at the Annual Meeting. Nora E. Brennan, Dolatrai M. Vyas, and Bernice R. Welles have not been nominated for election to our Board at the Annual Meeting following the end of their current terms.
Each director will be elected to serve a one-year term expiring at the Annual Meeting of Stockholders to be held in 2023 when his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.
Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the proxy holders will vote for the substitute nominee designated by the Board. Our Board has no reason to believe that any of the nominees will be unable to serve. There are no agreements or understandings pursuant to which any of the directors was selected to serve as a director. There are no family relationships between any director or director nominee and any other director or director nominee or any executive officer. There are no legal proceedings related to any of the directors or director nominees which must be disclosed pursuant to Item 401(f) of Regulation S-K.
Required Vote of Stockholders

The affirmative vote of a majority of the votes cast with respect to each director’s election at the Annual Meeting is required for the election of each director. This means that only the director nominees that receive more “FOR” votes than “AGAINST” votes will be elected. If a nominee who currently serves as one of our directors is not re-elected at the Annual Meeting, under current Delaware law, such director would continue to serve on the Board as a holdover director. The Board has adopted a formal policy under which each of our directors is expected to submit an advance, contingent, irrevocable resignation that the Board may accept if our stockholders do not re-elect such director. In that situation, our Nominating Committee would submit promptly a recommendation to the Board as to whether or not to accept the resignation. A properly executed proxy marked “ABSTAIN” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and, as such, will not have an effect in determining the election results. Abstentions and broker non-votes will have no effect in determining which directors are elected at the Annual Meeting.
Proxies received in response to this solicitation will be voted “FOR” the election of Messrs. Ashton, Fischer, Riga, Dr. Vacirca and Mses. Bradrick and Lim to our Board unless otherwise specified in the proxy.

14
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Board Recommendation

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOLLOWING SIX NOMINEES.

Thomas J. Riga
Age: 46 Director since: December 2021 Committees: None
Professional Experience: Mr. Riga is Spectrum’s President and Chief Executive Officer. He became President and Chief Executive Officer in December 2021. Mr. Riga served as our Chief Operating Officer from December 2017 to December 2021, as Executive Vice President from May 2017 to December 2021 and as our Chief Commercial Officer from August 2014 to December 2021. From August 2014 to June 2017, he served as our Senior Vice President and from July 2013 to August 2014, he served as our Vice President, Corporate Accounts. During his tenure at Spectrum, Mr. Riga has led Spectrum’s focus from a specialty pharmaceutical company to a development-focused organization. The divestiture of seven marketed products infused non-dilutive capital back into the organization and enabled Spectrum to further advance its two cornerstone, value driving assets. Additionally, he has led multiple product launches in the oncology market, delivering innovative cancer care while establishing world class partnerships with key industry stakeholders. He has consistently inspired cross-functional teams to deliver superior performance and create value for Spectrum.

Key Qualifications: Mr. Riga’s qualifications to serve on the Board include his more than 20 years of experience in the pharmaceutical industry with proven success and accountability with operations, sales and marketing, strategic positioning, and multiple product launches. He has extensive management experience in various positions at Wyeth Ayerst Pharmaceuticals, Eli Lilly and Company, Amgen Inc. and Dendreon Pharmaceuticals LLC. Throughout his career he integrated leadership and strategy to create meaningful value. His experience spans executive sales leadership, Six Sigma (black belt), marketing, manufacturing, and corporate accounts making him well qualified to serve on our Board.

President and
Chief Executive Officer

Education: B.S. in Biology and Chemistry, St. Lawrence University, Canton, New York.

Other Qualifications: Mr. Riga is certified by UCLA’s Anderson School of Business as an accredited public company director.

15
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

William L. Ashton
Age: 71 Director since: February 2018 Committees: Audit, Nominating & Corporate Governance
Professional Experience: Mr. Ashton has served as Chairman of the Board since June 2019 and has been a member of our Board since February 2018. Since 2013, he has been a principal at Harrison Consulting Group, Inc., a privately-held biopharmaceutical consulting firm. From August 2009 to June 2013, Mr. Ashton was the Senior Vice President of external affairs reporting to the President and an Assistant Professor at the University of the Sciences in Philadelphia, Pennsylvania. From August 2005 to August 2009, Mr. Ashton was the founding Dean of the Mayes College of Healthcare Business and Policy. From 1989 to 2005, Mr. Ashton held a number of positions at Amgen, including Vice President of U.S. Sales and Vice President of Commercial and Government Affairs.

Key Qualifications: Mr. Ashton’s extensive experience with pharmaceutical and biological product commercialization, including developing and leading a commercial sales force, as well as his governance experience as a board member of public and privately-held companies and his reimbursement expertise makes him well qualified to serve on our Board.

Independent

Other Board Memberships:

Currently: Recro Pharma, Inc., Academy of Notre Dame, Baudax Bio, Inc.

Education: B.S. in Education, California University of Pennsylvania; M.A. in Education, University of Pittsburgh

Brittany K. Bradrick
Age: 52 Committees: None
Professional Experience: Since October 2021, Ms. Bradrick has served as Chief Financial Officer at Neurelis, Inc., a privately held neuroscience company created to address unmet needs of epilepsy and other rare central nervous system disorders. From June 2020 to February 2021, she served as Chief Financial Officer and from February 2021 to September 2021, she served as Chief Operating Officer and Chief Financial Officer at ViaCyte Inc., a private regenerative medicine company developing diabetes cell replacement therapies. In this role, she led the finance, legal, investor relations, business development and human resource functions. From September 2016 to May 2020, she served as Vice President, Strategy and Corporate Development at Insulet Corporation, a diabetes focused medical device company, where she headed global strategy, alliance management, competitive intelligence and venture investment functions. From September 2010 to September 2016, Ms. Bradrick worked at Abbott Laboratories (“Abbott”) as Director, Business Development and Alliance Management in diabetes care. Prior to joining Abbott, Ms. Bradrick spent 10 years in investment banking for the life science industry with Piper Jaffray, Viant Capital, Credit Suisse and Chase Securities.

Key Qualifications: Ms. Bradrick brings to the Board more than 25 years of experience across investment banking, pharmaceuticals and biotechnology sectors. Ms. Bradrick is an experienced life sciences executive and has held leadership roles across the healthcare and banking industries for both private and public global companies. Her breadth of experience makes her well qualified to serve on our Board.

Independent Other Board Memberships: Currently: Dermata Therapeutics, Inc. Education: B.S.B.A., University of Missouri; M.B.A., Cornell University, Johnson Graduate School of Management

16
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Seth H.Z. Fischer
Age: 65 Director since: April 2020 Committees: Audit, Compensation
Professional Experience: Mr. Fischer served as the Chief Executive Officer and as a Director of Vivus, Inc. (“Vivus”), a publicly traded biopharmaceutical company commercializing and developing innovative, next-generation therapies to address unmet needs in obesity, diabetes, sleep apnea and sexual health from September 2013 to December 2017. Prior to Vivus, Mr. Fischer served in various positions of increasing responsibility at Johnson & Johnson, most recently as company Group Chairman, Johnson & Johnson and Worldwide Franchise Chairman of Cordis Corporation. Prior to that, he served as company Group Chairman, North America Pharmaceuticals, which included responsibilities for Ortho-McNeil Pharmaceuticals, Janssen and Scios. Prior to that, Mr. Fischer served as President of Ortho-McNeil Pharmaceuticals. Mr. Fischer’s operating responsibilities encompassed the commercialization of products in multiple therapeutic categories including neurologic products for epilepsy and migraines and products in the analgesic, anti-infective, cardiovascular, psychiatric and women’s health areas. Mr. Fischer serves as an advisor to MedHab, LLC and from May 2013 to May 2019, Mr. Fischer also served on the Board of Directors of BioSig Technologies, Inc.

Key Qualifications: Mr. Fischer brings to the Board over 37 years of experience in the pharmaceutical industry, including 29 years in various leadership roles at Johnson & Johnson. We believe Mr. Fischer’s experience in pharmaceutical operations and commercialization in a wide range of therapeutics including in epilepsy and migraines qualifies him to serve on our Board.

Independent

Other Board Memberships:

Currently: Esperion Therapeutics, Inc., Marinus Pharmaceuticals, Inc. and Agile Therapeutics, Inc.

Education: BGS, Ohio University and served as a captain in the U.S. Air Force

Juhyun Lim
Age: 47 Director since: March 2022 Committees: None
Professional Experience: Ms. Lim has served as President, Global Strategy and Planning at Hanmi Science Co., Ltd. (“Hanmi Science”) and Hanmi Pharmaceutical Co., Ltd. (“Hanmi Pharmaceutical”), since September 2020 and January 2021, respectively, where she leads the execution of corporate strategy and investment. In conjunction with her role as President, Global Strategy and Planning of Hanmi Science, she also serves as a member of the Hanmi Science board of directors. Ms. Lim has also served as Director, Healthcare Investment at Hanmi Ventures since July 2017. In her 18-year tenure at Hanmi Pharmaceutical, Ms. Lim has held various leadership roles, including SVP, Human Resource Development, from January 2018 to January 2021, and VP, Human Resource Development, from January 2013 to January 2018.

Key Qualifications: Ms. Lim has over 20 years of experience in the life sciences industry with proven success and accountability with operations, strategic positioning and senior executive-level expertise.
Her broad international experience in corporate strategy and investment together with her valuable leadership experience make her well qualified to serve on our Board.

Independent Other Board Memberships: Currently: Hanmi Ventures Education: M.A., Boston University; B.A., Smith College

17
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Jeffrey L. Vacirca, M.D., FACP
Age: 53 Director since: November 2018 Committees: Compensation (Chair), Nominating & Corporate Governance
Professional Experience: Since 2008, Dr. Vacirca has served as Chief Executive Officer, Managing Partner and Director of Clinical Research at New York Cancer and Blood Specialists, a cancer care center specializing in hematology/oncology and medical oncology. Since 2011, he has served as President and Co-Founder of National Translational Research Group, a group focusing on non-clinical research, and since 2012 he has served as a Medical Director and Strategic Advisor for the International Oncology Network specialty group at Amerisource Bergen, a pharmaceutical products company. Since 2018, he has served as the Medical Director of the Oncology Network Development at Mount Sinai Health Network and as an associate clinical professor at Icahn School of Medicine at Mount Sinai, New York.

Key Qualifications: Dr. Vacirca’s qualifications to serve on our Board include his substantial business experience in the healthcare and pharmaceutical industry and clinical expertise in oncology. Dr. Vacirca’s substantial business experience makes him well qualified to serve on our Board.

Independent

Other Board Memberships:

Currently: BeyondSpring Inc., Scientific Advisory Board of Caris Life Sciences, Medical Board Advisor for Flatiron Health, Odonate Therapeutics, Inc. (Vice Chairman, since 2016)

Education: B.A. in Human Biology, University at Albany; M.D., St. George’s University School of Medicine.

Other Qualifications: He completed his residency in Internal Medicine along with his fellowships in hematology and medical oncology at Stony Brook University Hospital.

18
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

DIRECTOR COMPENSATION
For service in 2021, directors who were not employees of the Company, whom we refer to as “non-employee directors,” received annual retainers for their Board and Board committee service in the amounts shown below. We also reimbursed non-employee directors for reasonable out-of-pocket expenses incurred with respect to their attendance at Board and committee meetings.
Non-Employee Director Fees

Annual Retainer (All)	$65,000
Additional Annual Retainer for Chairman of the Board	$30,000
Additional Annual Retainer for Audit Committee Chairperson	$20,000
Additional Annual Retainer for Compensation Committee Chairperson	$20,000
Additional Annual Retainer for Nominating and Corporate Governance Committee Chairperson(1)	$10,000
Additional Annual Retainer for Audit Committee Member	$10,000
Additional Annual Retainer for Compensation Committee Member(2)	$7,500
Additional Annual Retainer for Nominating and Corporate Governance Committee Member(3)	$5,000

_______________
(1)    The Nominating and Corporate Governance Committee chairpersons retainer decreased from $20,000 to $10,000 effective June 17, 2021.
(2)    The Compensation Committee members’ retainer decreased from $10,000 to $5,000 effective June 17, 2021.
(3)    The Nominating and Corporate Governance Committee members’ retainer decreased from $10,000 to $7,500 effective
June 17, 2021.

Annual Grants
In June 2021, each of our non-employee directors was granted options to purchase 67,804 shares of our common stock at an exercise price of $4.29 per share subject to the terms of the 2018 Long-Term Incentive Plan (the “2018 Plan”). The options vest as to one-third of the shares on each of June 17, 2022, 2023 and 2024, respectively, subject to each director’s continued service through such date. In addition, each non-employee director was also issued 14,277 shares of restricted stock under the 2018 Plan. The restricted stock will vest in full on June 17, 2022, subject to each director’s continued service through such date.

19
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

DIRECTOR COMPENSATION
The following table shows compensation for our non-employee directors for the fiscal year ended December 31, 2021. Directors who were employees did not receive any compensation for their service as directors.
Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Total ($)
William L. Ashton	112,500	61,248	193,384	367,132
Nora E. Brennan	54,167	61,248	193,384	308,799
Seth H.Z. Fischer	83,750	61,248	193,384	338,382
Jeffrey L. Vacirca(3)	92,500	61,248	193,384	347,132
Dolatrai M. Vyas(4)	86,250	61,248	193,384	340,882
Bernice R. Welles(5)	90,000	61,248	193,384	344,632
(1)    Represents the grant date fair value of restricted stock awards calculated in accordance with FASB ASC Topic 718 calculated based on closing price of our common stock on the day preceding the grant date of the restricted stock awards multiplied by the number of shares granted. Restricted stock awards are subject to time-based vesting as described above. These amounts do not represent cash payments or proceeds actually received by the directors and the actual values they realize may be materially different from these reported amounts upon their sale of the underlying shares.
(2)    Represents the grant date fair value of the stock option awards calculated in accordance with FASB ASC Topic 718, using the Black-Scholes option pricing model. Stock options are subject to time-based vesting as described above. These amounts do not represent cash payments or proceeds actually received by the directors and the actual values they realize may be materially different from these reported amounts upon their sale of the underlying shares. For fair value assumptions refer to Note 5 to our financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 18, 2022.
(3)    Dr. Vacirca was appointed as a member of the Nominating and Corporate Governance Committee in June 2021. Accordingly, his compensation includes a prorated amount for such service from June 2021 through December 2021.
(4)    Dr. Vyas was appointed as a member of the Compensation Committee in June 2021. Accordingly, his compensation includes a prorated amount for such service from June 2021 through December 2021.
(5)    Dr. Welles was appointed as a member of the Audit Committee in June 2021. Accordingly, her compensation includes a prorated amount for such service from June 2021 through December 2021.

20
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

DIRECTOR COMPENSATION
Number of Options and Restricted Stock Awards Held by Non-Employee Directors at Fiscal Year-End 2021

Name	Stock Options (Vested and Unvested) (#)	Restricted Stock Awards (Unvested) (#)
William L. Ashton	174,471	14,277
Nora E. Brennan	97,804	14,277
Seth H.Z. Fischer	132,804	14,277
Jeffrey L. Vacirca	162,311	14,277
Dolatrai M. Vyas	277,804	14,277
Bernice R. Welles	167,804	14,277

21
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

PROPOSAL 2 — ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Our Compensation Discussion and Analysis describes our executive compensation programs and the compensation decisions that our Compensation Committee and our Board of Directors made with respect to the 2021 compensation of our named executive officers. In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our Board of Directors is asking that stockholders cast a non-binding, advisory vote FOR the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, and the related compensation tables and narrative discussion, is hereby APPROVED.”
Our Board of Directors is asking that our stockholders support this proposal. Although the vote you are being asked to cast is non-binding, we value the views of our stockholders, and our Compensation Committee and our Board of Directors will consider the outcome of the vote when making future compensation decisions for our named executive officers. Our relationship with our stockholders is an important part of our Company’s success and we continue to actively engage with our stockholders. We believe that our approach to engaging openly with our investors on topics such as financial performance, corporate governance, executive compensation, and leadership structure drives increased corporate accountability, improves decision making, and enhances our corporate governance practices and disclosures each year.
The Company’s compensation program is designed and administered by the Compensation Committee of the Board, which is composed entirely of independent directors and carefully considers many different factors, as described in the Compensation Discussion and Analysis, in order to provide appropriate compensation for the Company’s executives. As discussed in the Compensation Discussion and Analysis, the compensation package for the Company’s named executive officers (who are the officers listed in the Summary Compensation Table in the Executive Compensation section) is designed to support the Company’s objectives of attracting, motivating and retaining the executive talent required to achieve our corporate objectives and increase stockholder value.
We will hold a non-binding, advisory vote of our stockholders on the compensation of our named executive officers every year until the next required stockholder vote on the frequency of such advisory vote. The next stockholder vote on the frequency of such advisory vote is expected to be held at the 2023 annual meeting of stockholders.
We encourage you to review the complete description of the Company’s executive compensation programs provided in this Proxy Statement, including the Compensation Discussion and Analysis and the accompanying compensation tables.
Required Vote of Stockholders

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 2 is required for the approval thereof. Abstentions will have the same effect as votes “AGAINST” this Proposal. Broker non-votes will have no effect on the outcome of this Proposal.
Proxies received in response to this solicitation will be voted “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as described in the “Compensation Discussion and Analysis” section of this Proxy Statement unless otherwise specified in the proxy.

22
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL 2 - ADVISORY VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS
Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION OF THIS PROXY STATEMENT.

23
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

PROPOSAL 3 — APPROVAL OF AMENDED AND RESTATED SPECTRUM PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN
We are asking our stockholders to approval an amendment and restatement of our 2018 Long-Term Incentive Plan to ensure that we can continue to provide equity-based incentives to our employees, directors and consultants by enabling them to share in our future growth. The 2018 Long-Term Incentive Plan, as amended, in effect prior to January 27, 2022 is referred to herein as the “2018 Plan.” On January 27, 2022, our Board of Directors approved an amendment to the 2018 Plan pursuant to which the share reserve was increased by 12,600,000 shares, and on April 23, 2022, our Board of Directors approved a further amendment and restatement of the 2018 Plan, pursuant to which (among other things) the share reserve was increased by an additional 5,400,000 shares, in each case, subject to stockholder approval.
In addition to the increase to the share reserve described above, the Restated Plan will have a new term of ten years ending on January 26, 2032.

The final amended and restated 2018 Plan, incorporating all of these amendments, is referred to in this proposal as the “Restated Plan.” The 2018 Plan is not being amended in any material respect other than to reflect the changes described above.

Why Stockholders Should Vote to Approve the Restated Plan

®    Equity Incentive Awards are an Important Part of Our Compensation Philosophy. Our equity compensation plans are critical to our ongoing effort to build stockholder value. As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, equity incentive awards are central to our compensation program. Our Board and our Compensation Committee believe that our ability to grant equity incentive awards to new and existing employees and directors has helped us attract, retain and motivate professionals of the highest caliber with highly sought-after skill sets, who are capable of leading us in fulfilling our ambitious business objectives. The Board believes that the effective use of equity-based compensation and performance-based compensation has been integral to the Company’s success in the past and is vital to its ability to achieve continued strong performance in the future.
®    The 2018 Plan Will No Longer Have Shares Available for Grant. Unless this Proposal 3 is approved, the shares available for future grant under the 2018 Plan will be inadequate to meet our equity needs for 2022, and we will not be able to continue to issue equity incentives to our employees. In order for the Company to maintain equity compensation to its employees and directors having a value consistent with historic grant practices, additional shares are required. The Board and the Compensation Committee continue to believe that in order to hire and retain talented professionals, its compensation practices will need to remain in line with its competitors. While we could increase cash compensation if we are unable to grant equity incentives, we anticipate that we will have difficulty attracting, retaining and motivating employees and directors if we are unable to make equity grants to them. We believe that outcome could negatively impact our ability to align employee and director compensation with the interests of stockholders.
®    Without giving effect to the January 27, 2022 amendment and April 23, 2022 amendment and restatement, the aggregate number of shares that may be issued or transferred pursuant to awards under the 2018 Plan is 18,000,000 shares, plus any shares that become eligible for issuance under the 2018 Plan because of forfeited awards under the 2009 Incentive Award Plan (the “2009 Plan”), as described below.
®    We are asking our stockholders to approve an increase of 18,000,000 in the number of shares available for issuance under the Restated Plan over the existing share reserve under the 2018 Plan, consisting of 12,600,000 shares from the January 27, 2022 amendment and 5,400,000 additional shares from the April 23, 2022 amendment and restatement, plus any shares that become eligible for issuance under the Restated Plan because

24
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED SPECTRUM
PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN
of forfeited awards under our 2009 Plan on or after April 23, 2022, as described below) (together, the “Share Reserve”).
®    Under the terms of the Restated Plan, the shares available for issuance may be used for all types of awards under a fungible pool formula. Pursuant to this fungible pool formula, the authorized share limit will be reduced by one share of common stock for every one share subject to an option or stock appreciation right (“SAR”) granted under the Restated Plan, and by 1.5 shares of common stock for every one share subject to an award other than a stock option or a SAR, such as restricted stock or a restricted stock unit (“RSU”).
®    On January 27, 2022, we granted to three of our executive officers an aggregate of 4,960,457 stock options (the “Contingent Options”), and an aggregate of 1,056,165 restricted stock units (the “Contingent RSUs,” and together with the Contingent Options, the “Contingent Awards”), which awards were granted out of the 12,600,000 share increase to the Share Reserve incorporated by the amendment to the 2018 Plan on January 27, 2022, and all of which were granted subject to stockholder approval. In the event stockholder approval of the Restated Plan is not obtained, all of the Contingent Awards will automatically be forfeited, the Restated Plan will cease to be effective and the original 2018 Plan (in effect prior to the adoptions of the amendment on January 27, 2022 and the amendment and restatement on April 23, 2022), and all outstanding awards granted out of the original Share Reserve under the 2018 Plan (other than any Contingent Awards) will continue in full force and effect.

If our stockholders do not approve the Restated Plan (and, as a result, the January 27, 2022 amendment and April 23, 2022 amendment and restatement cease to be effective and the Contingent Awards are forfeited), as of April 23, 2022, a total of 557,876 shares would remain available for issuance under the 2018 Plan.
®    Reasonable Share Request. The total number of additional shares the Company is requesting under the Restated Plan (above the existing Share Reserve under the 2018 Plan) is 18,000,000 (of which, 6,016,622 shares are subject to the Contingent Awards (which number is 6,544,705 after giving effect to the full value award multiplier under the Restated Plan under which RSUs count against the share reserve as 1.5 shares for every share subject to the RSU)). The Company believes this increase will be sufficient for equity compensation awards over approximately the next two to three years, and that such number of shares is reasonable and consistent with general market practices. This view is based on several assumptions, including that our grant practices under the Restated Plan will be consistent with our historical practices and usage, but is dependent on a number of other factors that are difficult to predict or beyond our control, including the price of the Company’s common stock underlying future grants, our hiring activity, forfeitures of outstanding awards and other circumstances that may require us to change our equity grant practices. These underlying assumptions and factors cannot be predicted with certainty, and to the extent they change, the number of shares requested may not last for the estimated period.
®    We Manage Our Equity Incentive Award Use Responsibly, and Dilution is Reasonable. We manage our long-term stockholder dilution by limiting the number of equity awards granted annually. Our Compensation Committee carefully monitors our annual net burn rate, which is the rate at which awards are granted as a percentage of outstanding shares of common stock, and potential stockholder dilution in order to maximize stockholder value, and the number of equity incentive awards granted is limited to the amount believed necessary to attract, retain and motivate key personnel.

Equity Incentive Awards Are Critical to Long-Term Stockholder Value Creation

The table below presents information about the number of shares that were subject to various outstanding equity awards under the 2009 Plan and the 2018 Plan, and the shares remaining available for issuance under the 2018 Plan as of April 23, 2022 (without giving effect to the increases under the Restated Plan and the grant of the Contingent Awards), as well as the effect of the proposed aggregate increase to the Share Reserve under the Restated Plan and the Contingent Awards granted out of such increase. Other than our employee stock purchase plan, we do not maintain any other equity incentive plans under which we may grant future awards. As a result, assuming approval of this Proposal 3, the only shares we would have available for issuance of equity awards (other than pursuant to the employee stock purchase plan) would be the shares reserved for issuance under the Restated Plan. As of April 23, 2022, there are no performance-based awards outstanding.

25
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED SPECTRUM
PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN

	Number of Shares	As a % of Shares Outstanding(1)	Dollar Value ($)(2)
2009 Plan
Options/stock-settled SARs outstanding	3,074,066	1.7%	$3,074,666
Restricted stock awards and RSUs outstanding
RSAs	—	—	—
RSUs	—	—	—
Shares remaining available for issuance under 2009 Plan	—	—	—
2018 Plan
Options/stock-settled SARs outstanding	4,924,721	2.7%	$4,924,721
Restricted stock awards and RSUs outstanding
RSAs	5,104,418	2.8%	$5,104,418
RSUs	239,500	1.3%	$239,500
Shares remaining available for issuance under 2018 Plan (prior to giving effect to Restated Plan and Contingent Awards)(3)	557,876	0.3%	$557,876
Restated Plan
Proposed aggregate increase to share reserve pursuant to Restated Plan	18,000,000	10.0%	$18,000,000
Contingent Options outstanding(4)	4,960,457	2.8%	$4,960,457
Weighted average exercise price of outstanding Contingent Options	$0.63
Weighted average remaining term of outstanding Contingent Options	9.7 years
Contingent RSUs outstanding(4)	1,056,165	0.6%	$1,056,165
Shares remaining available for grant assuming approval of the Restated Plan(5)	12,013,171	6.7%	$12,013,171

(1)	Based on 179,257,485 shares of our common stock outstanding as of April 23, 2022.
(2)	Based on the closing price of our common stock on April 22, 2022 of $1.00.
(3)
The Share Reserve under the 2018 Plan includes shares subject to outstanding awards under the 2009 Plan that are forfeited without an issuance of shares or are returned because the awards are terminated, canceled or expire unexercised. As of April 23, 2022, an aggregate of 3,031,359 shares have been added to the Share Reserve under the 2018 Plan as a result of the forfeiture of awards under the 2009 Plan.

For the avoidance of doubt, the 557,876 shares remaining available for issuance as of April 23, 2022 includes all shares that have been added to the Share Reserve under the 2018 Plan as a result of the forfeiture of awards under the 2009 Plan through such date.

(4)
Contingent Options and Contingent RSUs were granted out of the proposed aggregate increase to the Share Reserve pursuant to the Restated Plan and were granted subject to stockholder approval. In the event stockholder approval of the Restated Plan is not obtained, all Contingent Options and Contingent RSUs will automatically be forfeited.

(5)
For purposes of determining the shares remaining available for grant, assuming approval of the Restated Plan, this number reflects the grant of the 6,016,622 shares subject to the Contingent Awards (which number is if 6,544,705 after giving effect to the full value award multiplier under the Restated Plan under which RSUs count against the share reserve as 1.5 shares for every share subject to the RSU).

26
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED SPECTRUM
PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN

The table below presents information about the aggregate number of shares that were subject to various outstanding equity awards under all plans as of as of April 23, 2022.

Aggregate outstanding awards under all plans (including contingent awards) as of April 23, 2022	Number of Shares
Options/stock-settled SARs outstanding under all plans (other than Contingent Options)	7,998,787
Weighted average exercise price of outstanding options/stock-settled SARs	$7.89
Weighted average remaining term of outstanding options/stock-settled SARs	4.0 years
Contingent Options outstanding	4,960,457
Weighted average exercise price of outstanding Contingent Options	$0.63
Weighted average remaining term of outstanding Contingent Options	9.7 years
Aggregate options/stock-settled SARs outstanding under all plans (including Contingent Options(1)	12,959,244
Weighted average exercise price of all options/stock-settled SARs (including Contingent Options)	$5.11
Weighted average remaining term of all options/stock-settled SARs (including Contingent Options)	6.18 years
RSAs/RSUs outstanding under all plans (including Contingent RSUs)(2)	6,400,083

(1) Includes the 4,960,457 Contingent Options granted out of the increase to the Share Reserve under the Restated Plan. If the Restated Plan is not approved, these Contingent Options will be forfeited.

(2) Includes the 1,056,165 Contingent RSUs granted out of the increase to the Share Reserve under the Restated Plan. If the Restated Plan is not approved, these Contingent RSUs will be forfeited.

In determining whether to approve the Restated Plan, including the proposed increase to the Share Reserve under the Restated Plan over the Share Reserve under the 2018 Plan, our Board of Directors also considered the following:
®    In determining the size of the Share Reserve under the Restated Plan, our Board of Directors considered the number of equity awards granted by the Company under the 2018 Plan. In fiscal years 2019, 2020 and 2021, equity awards representing a total of approximately 2,448,194 shares, 7,759,379 shares and 7,469,329 shares, respectively, were granted under the 2018 Plan, for an annual equity burn rate of 2.21%, 6.24% and 4.82%, respectively. This represents a three-year average burn rate of 4.42%. Equity burn rate is calculated by dividing (1) the number of shares subject to equity awards granted during the fiscal year by (2) the weighted average number of shares outstanding during the fiscal year.
®    In fiscal years 2019, 2020 and 2021, the end of year overhang rate was approximately 10.0%, 14.2% and 11.8%, respectively. If the Restated Plan is approved, we expect our overhang at the end of 2022 will be approximately 18.6%. Overhang is calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the fiscal year plus shares remaining available for issuance for future awards at the end of the fiscal year by (2) the weighted average number of shares outstanding during the fiscal year.

Compensation and Governance Best Practices

The Restated Plan reflects a broad range of compensation and governance best practices, with some of the key features of the Restated Plan as follows:

27
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED SPECTRUM
PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN
®    No Increase to Shares Available for Issuance without Stockholder Approval. Without stockholder approval, the Restated Plan prohibits any alteration or amendment that operates to increase the total number of shares of common stock that may be issued under the Restated Plan (other than adjustments in connection with certain corporate reorganizations and other events).
®    No Repricing or Replacement of Options or Stock Appreciation Rights. The Restated Plan prohibits, without stockholder approval: (1) the amendment of options, SARs or other stock-based awards to reduce the exercise price, and (2) the replacement of an option, SAR or other stock-based award with cash or any other award.
®    In-the-Money Option or Stock Appreciation Right Grants. The Restated Plan generally prohibits the grant of options or SARs with an exercise or base price less than 100% of the fair market value of our common stock on the date of grant.
®    Minimum Vesting Provisions. The Restated Plan includes a minimum vesting period such that awards granted under the Restated Plan will not vest earlier than the first anniversary of the applicable grant date (subject to limited exceptions).
®    Reasonable Share Counting Provisions. If any shares covered by an award under the Restated Plan or the 2009 Plan are terminated, forfeited, canceled or expire unexercised without delivery of shares, then the shares covered by such an award will generally be available for granting awards under the Restated Plan. Shares covered by an award under the Restated Plan or the 2009 Plan that are not delivered due to the net settlement or net exercise of a stock option or stock-settled SAR will not be available for issuance under the Restated Plan, nor will shares repurchased on the open market with the proceeds of an option exercise. Additionally, in the event that withholding tax liabilities arising from an award under the Restated Plan or the 2009 Plan are satisfied by the withholding of shares by the Company, then the shares so withheld will not be available for awards under the Restated Plan. Awards settled in cash do not count against the Share Reserve.

Stockholder Approval Requirement

Stockholder approval of the Restated Plan is necessary in order for us to (1) meet the stockholder approval requirements of the Nasdaq Stock Market, and (2) grant ISOs thereunder.

If the Restated Plan is not approved by our stockholders, the Restated Plan will cease to be effective, the 2018 Plan (as in effect prior to the amendment and amendment and restatement approved by our Board of directors on January 27, 2022 and April 23, 2022, respectively) will continue in full force and effect, and we may continue to grant awards under the 2018 Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder. In addition, all of the Contingent Awards subject to stockholder approval will terminate.

Summary of the Restated Plan

The following description of the principal terms of the Restated Plan is a summary and is qualified in its entirety by reference to the full text of the Restated Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Types of Awards. The Restated Plan will provide for the following types of awards, each of which is further described below: non-qualified stock options (“NSOs”), incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), SARs, restricted stock, RSUs, performance awards, dividend equivalents, or other stock-based or cash-based awards (collectively, the “Awards”).

Administration. The Restated Plan will be administered by a committee of the Board or one or more officers or managers of the Company or any affiliate, to the extent applicable laws permit (the “Committee”). The initial Committee will be the Compensation Committee. The Committee will have the authority to establish rules and

28
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED SPECTRUM
PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN
guidelines for the administration of the Restated Plan; determine the types of Awards to be granted and the number of shares covered by such Awards; set the terms and conditions of such Awards and cancel, suspend and amend Awards. The Committee has the sole discretion to make determinations and interpret the Restated Plan; provided, however, that the Board may act in lieu of the Committee on any matter. To the extent required to comply with the provisions of Rule 16b-3 of the Exchange Act, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted by the Committee under the Restated Plan. The Board will not create a subcommittee to evaluate the risk and benefits for issuing shares under the Restated Plan.

Eligibility. Persons eligible to receive Awards under the Restated Plan are those of our employees, consultants and directors who, in the opinion of the Committee, are in a position to contribute to our success; provided, that ISOs may only be granted to our employees and employees of our subsidiaries. As of the date of this Proxy Statement, there are approximately 112 employees, 12 consultants and 7 non-employee directors who are eligible to receive Awards under the Restated Plan.

Share Reserve. The Restated Equity Plan authorizes an increase of 18,000,000 in the number of shares available for issuance under the Restated Plan over the existing Share Reserve under the 2018 Plan. Accordingly, when the new share request is added to the shares previously authorized under the 2018 Plan, the Restated Plan will authorize the issuance of the sum of:
®    39,031,359 shares (consisting of the 18,000,000 shares available for issuance under the 2018 Plan, the 12,600,000 shares added to the Share Reserve pursuant to the January 27, 2022 amendment, the additional 5,400,000 shares added to the Share Reserve pursuant to the April 23, 2022 amendment and restatement, and the 3,031,359 shares that have previously become eligible for issuance under the Restated Plan because of Awards under the 2009 Plan that have terminated, forfeited, canceled or expired unexercised on or after the original effective date of the 2018 Plan and prior to April 23, 2022), plus
®    Any shares that become eligible for issuance under the Restated Plan because of Awards under the 2009 Plan that are terminated, forfeited, canceled or expire unexercised on or after April 23, 2022. A maximum of an additional 3,074,066 shares could become available for future issuance under the Restated Plan in respect of outstanding Awards under the 2009 Plan pursuant to the terms of the Restated Plan.

For the avoidance of doubt:
®    The total number of additional shares the Company is requesting under the Restated Plan (above the existing Share Reserve under the 2018 Plan) is 18,000,000 (of which, 6,016,622 shares are subject to the Contingent Awards (which number is 6,544,705 after giving effect to the full value award multiplier under the Restated Plan under which RSUs count against the share reserve as 1.5 shares for every share subject to the RSU)).
®    The 39,031,359 shares reflected in the Share Reserve above includes shares subject to Awards granted and settled in prior years and is not a reflection of availability for new, future Awards following the effective date of the Restated Plan.
®    The 39,031,359 shares reflected in the Share Reserve above includes all shares that have been added to the Share Reserve under the 2018 Plan as a result of the forfeiture of awards under the 2009 Plan through April 23, 2022.

Under the terms of the Restated Plan, the shares available for issuance may be used for all types of awards under a fungible pool formula. Pursuant to this fungible pool formula, the authorized share limit will be reduced by one share of common stock for every one share subject to an option or SAR granted under the Restated Plan, and by 1.5 shares of common stock for every one share subject to an award other than a stock option or a SAR, such as restricted stock or an RSU.

29
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED SPECTRUM
PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN
If any shares covered by an Award under the Restated Plan or the 2009 Plan are terminated, forfeited, canceled or expire unexercised without delivery of shares, then the shares covered by such an Award will generally be available for granting Awards under the Restated Plan. Shares covered by an Award under the Restated Plan or the 2009 Plan that are not delivered due to the net settlement or net exercise of a stock option or stock-settled SAR shall not be available for issuance under the Restated Plan, nor will shares repurchased on the open market with the proceeds of an option exercise. This means that the gross number of shares covering a stock-settled SAR will count against the Share Reserve, as opposed to the net shares actually issued upon exercise thereof. Additionally, in the event that withholding tax liabilities arising from an Award under the Restated Plan or the 2009 Plan are satisfied by the withholding of shares by the Company, then the shares so withheld will not be available for Awards under the Restated Plan. Any shares that again become available for grant will be added back in an amount corresponding to the reduction in the Share Reserve previously made in connection with such Award. Awards settled in cash also do not count against the Share Reserve.

In an acquisition, any Awards made and any of the shares delivered upon the assumption of or in substitution for outstanding grants made by the acquired company will not be counted against the Share Reserve. We may also make certain awards under NASDAQ rules, such as inducement awards to new hires or awards under certain plans acquired in acquisitions, that will not count against the Share Reserve.

Dividend equivalents denominated in shares and Awards not denominated, but potentially payable, in shares will be counted against the Share Reserve in such amount and at such time as the dividend equivalents and such Awards are settled in shares. Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards or awards granted under the 2009 Plan may only be counted once against the aggregate number of shares available.

On April 22, 2022, the closing sale price of a share of our common stock on The NASDAQ Global Select Market was $1.00.

Stock Options. Stock options may be granted under the Restated Plan pursuant to stock option agreements. The Committee establishes the vesting schedule for stock options and the method of payment for the exercise price, which may include cash, shares, or other awards. The exercise price of a stock option granted under the Restated Plan generally may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value. The term of stock options granted under the Restated Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Stock options granted to non-exempt employees will not be first exercisable for any shares until at least 12 months after the grant date of the stock option.

Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates: (1) if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 3 as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability or retirement), the participant may exercise any vested stock options for up to 90 days following the participant’s termination of continuous service; (2) if a participant’s continuous service terminates due to such participant’s disability or death, the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination of continuous service; (3) if a participant’s continuous service is terminated as a result of the participant’s retirement, then the participant may exercise his or her vested options for up to six months following the participant’s termination of continuous service; and (4) if a participant’s continuous service is terminated for cause (as defined in the Restated Plan, a participant’s stock option agreement or other written agreement with us or one of our affiliates, as applicable), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. If there is a blackout period (whether under our insider trading policy, applicable law or a Committee-imposed black out period) that prohibits the buying or selling of shares during any part of the ten day period before a stock option expires, the term of the stock option will be extended until ten days beyond the end of the blackout period. In no event, however, may a stock option be exercised after its original expiration date.

30
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED SPECTRUM
PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN
Limitations on Incentive Stock Options. The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs will be treated as NSOs. Subject to certain limited exceptions, no ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:
®    the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and
®    the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the 2019 Plan is 43,031,359 shares.

Stock Appreciation Rights. SARs may be granted under the Restated Plan, each with an exercise period determined by the Committee not to exceed ten years from the date of grant. Subject to the terms of the Restated Plan and any applicable award agreement, a SAR granted under the Restated Plan will confer on its holder a right to receive, upon exercise of such award, the excess of (1) the fair market value of one share of our common stock on the date of exercise over (2) the grant price of the right as specified by the Committee. SARs may be settled in cash or shares of our common stock. The grant price of a SAR may not be less than the fair market value of one share of our common stock on the date of grant, except that if a SAR is at any time granted in tandem with a stock option, the grant price of the SAR will not be less than the exercise price of the stock option. SARs will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Restated Plan.

Restricted Stock and Restricted Stock Units. The Committee may award restricted stock and RSUs and establish the applicable restrictions, including any limitation on voting rights. The Committee may decide to include dividends or dividend equivalents as part of an award of restricted stock or RSUs and may accrue dividends, with or without interest, until the award is paid. The Committee establishes the manner and timing under which restrictions may lapse. If continuous service terminates during the applicable restriction period, shares of restricted stock and RSUs still subject to restriction will be forfeited, except as determined otherwise by the Committee.

Performance Awards and Other Stock-Based Awards. The Committee may grant performance awards, which may be denominated in cash, shares, other securities or other awards and payable to, or exercisable by, the participant upon the achievement of performance goals during performance periods, as established by the Committee. Performance criteria mean any measures, as determined by the Committee, which may be used to measure the level of performance of the Company or participant during a performance period.

Other Awards. The Committee may grant other stock-based awards that are denominated or payable in shares, under the terms and conditions as it determines. The Committee may decide to include dividends or dividend equivalents as part of a performance or other stock-based award, and may accrue dividends, with or without interest, until the award is paid.

Limitations on Transfer. Awards are not transferable other than by will or the laws of descent and distribution unless determined otherwise by the Committee. Awards may not be pledged or otherwise encumbered.

Limitation on Non-Employee Director Compensation. No non-employee director will receive in excess of $600,000 of compensation in any calendar year, determined by adding (1) all cash compensation to such non-employee director and (2) the fair market value of all Awards granted to such non-employee director in such calendar year (determined as of the date of grant); provided, however, that the Board may make exceptions for individual non-employee directors (up to an additional $150,000) in extraordinary circumstances.

31
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED SPECTRUM
PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN
Minimum Vesting Requirement. The Restated Plan contains a minimum vesting period which provides that Awards will be subject to a minimum vesting period of one year from the date of grant. The required vesting period will not apply: (1) to substitute Awards issued by the Company in connection with an acquisition or other corporate transaction, (2) to Awards delivered in lieu of fully-vested cash awards or payments, (3) Awards delivered in lieu of cash compensation otherwise payable to a non-employee director, where such director has elected to receive an Award in lieu of cash compensation, (4) to Awards granted to non-employee directors for which the vesting period runs from the date of one annual meeting of our stockholders to the next annual meeting and which is at least 50 weeks after the immediately preceding year’s annual meeting, or (5) any other Awards that result in the issuance of an aggregate of up to 5% of the Share Reserve. In addition, the Committee may provide that such one-year vesting restrictions may lapse or be waived upon a participant’s termination of continuous service and/or in connection with a “Change in Control,” as defined below.

Adjustments. In the event of certain corporate transactions or events affecting the number or type of outstanding shares of our common stock, including, for example, a dividend or other distribution (whether in cash or stock), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or issuance of warrants, the Committee may make adjustments as it deems appropriate. These adjustments include changing the number and type of shares to be issued under the Restated Plan and outstanding Awards, and the grant, purchase or exercise price of outstanding Awards.

No Reload. No stock option or SAR will include terms entitling a participant to a grant of stock options or SARs upon exercise of the stock option.

Effect of Certain Corporate Transactions. Under the Restated Plan, a “Change in Control” is defined as: (1) the acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of our securities possessing more than 50% of the total combined voting power of all our outstanding securities; (2) a merger or consolidation in which we are not the surviving entity, except for a transaction in which the holders of our outstanding voting securities immediately prior to such merger or consolidation hold as a result of holding our securities prior to such transaction, in the aggregate, securities possessing more than 50% of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation; (3) a reverse merger in which we are the surviving entity but in which the holders of our outstanding voting securities immediately prior to such merger hold, in the aggregate, securities possessing less than 50% of the total combined voting power of all our outstanding voting securities or of the acquiring entity immediately after such merger; or (4) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of our assets, except for a transaction in which the holders of our outstanding voting securities immediately prior to such transaction(s) receive as a distribution with respect to our securities, in the aggregate, securities possessing more than 50% of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s).

Claims Resolution. The Restated Plan imposes a six-month window within which a claim must be asserted after a specific event giving rise to the claim, and prohibits any lawsuits from being commenced more than one year after a claim denial. Any decisions of the Committee that relate to the interpretation and administration of the Restated Plan or any Awards will be upheld in any judicial or arbitration proceeding unless clearly affected by fraud.

Cancellation Right. Subject to applicable law, if the fair market value for shares subject to any stock option or SAR award is more than 50% below their exercise price for more than 90 consecutive business days, the Committee can unilaterally declare such stock option award or SAR terminated.

Clawbacks. The Restated Plan includes a provision whereby, in the event the Committee determines that a participant has committed any “Detrimental Conduct” (as defined below), then (1) no additional shares subject to any outstanding Award granted to the participant shall become vested and/or exercisable, (2) the participant shall forfeit the right to receive the shares underlying any award agreement, to exercise any vested but unexercised portion of an Award, and to vest in any unvested portion of an Award, and (3) the participant shall pay the Company any gains realized by the participant from any Award within one year prior to and including

32
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED SPECTRUM
PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN
the last day of participant’s status as an director, employee, or consultant, or at any time after the end of such service.

“Detrimental Conduct” shall mean the participant’s serious misconduct or unethical behavior, including any of the following acts (1) any violation of a restrictive covenant agreement (e.g., non-disclosure, non-solicitation, etc.), (2) any conduct that could result in separation from service with the Company for cause, (3) the commission of a serious criminal act (e.g., a felony of any kind or a misdemeanor involving fraud, theft, or breach of fiduciary duty), (4) breach of a fiduciary duty, (5) intentional violation, or grossly negligent disregard of the Company’s policies, rules, or procedures, or (6) the participant taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that results in a significant financial loss to the Company.

Amendments. The Board will seek stockholder approval of material amendments to the Restated Plan as required by applicable law. The Committee may waive conditions or amend the term of Awards, or otherwise amend or suspend Awards already granted subject to certain conditions.

No Repricing. Except as described above under “Adjustments” and “Effect of Certain Corporate Transactions,” no amendment to the Restated Plan may, without stockholder approval, permit options, SARs, or other stock-based Awards encompassing rights to purchase shares to be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted option or the grant price of a previously granted SAR, or the purchase price of a previously granted other stock-based award.

Term. The Restated Plan will terminate on January 26, 2032, but no such termination will affect any outstanding grants under the Plan.

Certain Federal Income Tax Consequences

The following discussion of certain of the U.S. federal income tax consequences of awards under the Restated Plan is based on current U.S. federal tax laws and regulations and does not purport to be a complete discussion. This description may differ from the actual tax consequences incurred by any individual recipient of an Award. Moreover, existing law is subject to change by new legislation, by new regulations, by administrative pronouncements and by court decisions or by new or clarified interpretations or applications of existing laws, regulations, administrative pronouncements or court decisions. Any such change may affect the federal income tax consequences described below. The following summary of the federal income tax consequences in respect of the Restated Plan is for general information only. Interested parties should consult their own tax advisors as to specific tax consequences, including the application and effect of foreign, state and local laws.

Non-Qualified Stock Options. The grant of a NSO does not result in taxable income to the optionee or a deduction for us at the time it is granted. Instead, an optionee exercising a NSO will generally realize taxable compensation at that time in the amount of the difference between the NSO price and the then fair market value of the shares, and income tax withholding requirements apply upon exercise (for optionees who are employees). Generally, we will be allowed a deduction for federal income tax purposes in an amount equal to the taxable compensation realized by the optionee in the year of exercise. The optionee’s tax basis in the option shares is equal to the NSO price paid for the shares plus the amount includable in income upon exercise. At sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending upon how long the shares have been held.

Incentive Stock Options. An optionee is not taxed at the time an ISO is granted. The tax consequences upon exercise and later disposition of the underlying shares generally depend upon whether the optionee was an employee of ours or our subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of the optionee’s disability) and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the ISO.

If the optionee satisfies both the employment rule and the holding rule for income tax purposes, the optionee will not recognize income upon exercise of the ISO and we will not be allowed an income tax deduction at any time. The difference between the ISO exercise price and the amount realized upon disposition of the shares by the optionee will constitute either a long-term capital gain or a long-term capital loss.

33
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED SPECTRUM
PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN

If the optionee meets the employment rule, but fails to observe the holding rule (a “disqualifying disposition”), the optionee generally recognizes the excess of the fair market value of the shares at the date of exercise over the ISO exercise price as ordinary income in the year of the disqualifying disposition. Upon disposition of the shares, any excess of the sales price over the fair market value at the date of exercise will be recognized by the optionee as capital gain (long term or short-term depending on the length of time the shares were held after the stock option was exercised). If the sales price on disposition of the shares is less than the fair market value on the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the sales price over the ISO exercise price. In both situations, the tax deduction we are allowed will be limited to the ordinary income recognized by the optionee. Under current Internal Revenue Service (the “IRS”) guidelines, we are not required to withhold any federal income tax in the event of a disqualifying disposition. Different consequences may apply for an optionee subject to the alternative minimum tax.

Restricted Stock. Upon the grant of restricted stock, a participant will not recognize taxable income and we will not be allowed a tax deduction. Rather, on the date when the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares on that date (less the price paid, if any, for such shares). Alternatively, a participant may file with the IRS a “section 83(b) election” no later than 30 days after the date of grant of restricted stock, as a result of which the participant will recognize taxable ordinary income at the time of the grant, generally in an amount equal to the fair market value of the shares on the date of grant, less any amount paid for the grant. The amount recognized by the participant is subject to income tax withholding requirements (for participants who are employees). At the time the participant recognizes income with respect to the restricted stock, we are generally entitled to a deduction in an equal amount. Upon the sale of any shares that are delivered to the participant pursuant to an Award, the participant will realize capital gain (or loss) measured by the difference between the amount realized and the fair market value of the shares on the date the shares were vested pursuant to the Award.

Restricted Stock Unit Awards, Performance Awards and Other Stock-Based Awards. A participant who receives a restricted stock unit award, performance award or other stock-based award which includes a performance and/or vesting requirement or other restriction that must be satisfied prior to payment will not recognize any income for federal income tax purposes at the time of the grant of such Award and we are not entitled to a deduction at that time.

When any part of a restricted stock unit award, performance award or other stock-based award is paid (in the case of cash) or delivered (in the case of shares) to the participant, the participant will realize compensation taxable as ordinary income in an amount equal to the cash paid or the fair market value of shares delivered.

Income tax withholding requirements (for participants who are employees) generally apply to amounts that are recognized as ordinary income and we generally will be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income. Upon the sale of any shares that are delivered to the participant pursuant to an Award, the participant will realize either long-term or short-term capital gain (or loss), depending on how long the shares were held, equal to the difference between the amount realized and the fair market value of the shares on the date the shares were vested or delivered to the participant pursuant to the Award.

Impact of Section 409A. Section 409A of the Code generally applies to deferred compensation. Generally speaking, “deferred compensation” is compensation earned currently, the payment of which is deferred to a later taxable year, and an amount is “vested” on the date that the participant’s right to receive the amount is no longer conditioned on the participant’s performance of services or upon the occurrence of an event (such as a change in control) or the achievement of performance goals that are substantially related to the purpose of the compensation.

Stock options, restricted stock awards, restricted stock unit awards, performance share awards, and other stockbased awards available under the Restated Plan are designed either to be exempt from the requirements of Code Section 409A or to satisfy its requirements. Vested Awards subject to Code Section 409A that fail to satisfy its requirements will subject the Award holder to immediate taxation, an interest penalty, and an additional 20% tax on the amount underlying the Award.

34
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED SPECTRUM
PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN
Limitations on Our Section 162(m) Deduction. Section 162(m) of the Code limits our deduction for compensation in excess of $1,000,000 paid during a taxable year to our Chief Executive Officer, Chief Financial Officer and our three other highest-paid executive officers, including any person who was described above for any taxable year beginning after December 31, 2016 (collectively, the “Covered Employees”). As a result of Section 162(m), we may not be entitled to a compensation deduction with respect to all or some Awards granted to Covered Employees.

Plan Benefits

The table below presents information about the number of shares that were subject to various outstanding equity awards under the 2018 Plan since inception and prior to the adoption of the amendment to the 2018 Plan on January 27, 2022 and prior to the adoption of the Restated Plan on April 23, 2022 to the individuals and groups listed below which remain outstanding as of April 23, 2022:

Name or Group	Number of Shares Underlying RSAs/RSUs Granted (#)	Number of Shares Underlying Options/Stock-Settled SARs Granted (#)
Thomas J. Riga President and Chief Executive Officer	391,869	2,213,752
Kurt A. Gustafson Former Executive Vice President and Chief Financial Officer	—	1,155,868
Francois J. Lebel, M.D. Executive Vice President and Chief Medical Officer	152,969	642,508
Keith M. McGahan Executive Vice President, Chief Legal Officer and Corporate Secretary	127,934	682,308
Joseph W. Turgeon Former President and Chief Executive Officer	—	2,292,635
All Current Executive Officers as a Group (3 persons)	672,772	3,538,568
All Current Non-Employee Directors as a Group (7 persons)	85,662	1,012,998
Current Director Nominees (Other than Thomas J. Riga):
William L. Ashton	14,277	174,471
Brittany K. Bradrick	—	—
Seth H.Z. Fischer	14,277	132,804
Juhyun Lim	4,759	22,601

35
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED SPECTRUM
PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN

Name or Group	Number of Shares Underlying RSAs/RSUs Granted (#)	Number of Shares Underlying Options/Stock-Settled SARs Granted (#)
Jeffrey L. Vacirca	14,277	162,311
Each Associate of any such Directors, Executive Officers or Nominees	—	—
Each Other Person who Received or are to Receive 5% of Such Options or Rights (Other than the Named Executive Officers)	—	—
All Current Non-Executive Officer Employees as a Group (107 persons)	3,772,608	1,165,245

36
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED SPECTRUM
PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN
New Plan Benefits

On January 27, 2022, we granted to three of our executive officers an aggregate of 4,960,457 Contingent Options and 1,056,165 Contingent RSUs, subject to obtaining stockholder approval of the amendment to the 2018 Plan on January 27, 2022 and prior to the adoption of the Restated Plan on April 23, 2022.

The following table sets forth information pertaining to the Contingent Options and Contingent RSUs as of April 23, 2022. In the event stockholder approval of the Restated Plan is not obtained, all of the Contingent Options and Contingent RSUs will be automatically forfeited.

Name or Group	Number of Shares Underlying Contingent Options Granted (#)	Number of Shares Underlying Contingent RSUs Granted (#)
Thomas J. Riga President and Chief Executive Officer	2,567,440	405,040
Kurt A. Gustafson Former Executive Vice President and Chief Financial Officer	—	—
Francois J. Lebel, M.D. Executive Vice President and Chief Medical Officer	1,488,940	405,040
Keith M. McGahan Executive Vice President, Chief Legal Officer and Corporate Secretary	904,077	246,085
Joseph W. Turgeon Former President and Chief Executive Officer	—	—
All Current Executive Officers as a Group (3 persons)	4,960,457	1,056,165
All Current Non-Employee Directors as a Group (7 persons)	—	—
Current Director Nominees (Other than Thomas J. Riga):
William L. Ashton	—	—
Brittany K. Bradrick	—	—
Seth H.Z. Fischer	—	—
Juhyun Lim	—	—
Jeffrey L. Vacirca	—	—
Each Associate of any such Directors, Executive Officers or Nominees	—	—

37
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED SPECTRUM
PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN

Name or Group	Number of Shares Underlying Contingent Options Granted (#)	Number of Shares Underlying Contingent RSUs Granted (#)
Each Other Person who Received or are to Receive 5% of Such Options or Rights (Other than the Named Executive Officers)	—	—
All Current Non-Executive Officer Employees as a Group (107 persons)	—	—

Other than as set forth in the table above or with respect to certain awards to be made to our non-employee directors, as described in “Director Compensation,” all other future awards to our executive officers and other employees under the Restated Plan are discretionary and are not subject to set benefits or amounts under the terms of the Restated Plan. Accordingly, such additional benefits or amounts that will be received or allocated to our executive officers and other employees under the Restated Plan are not determinable.

Required Vote of Stockholders

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 3 is required for the approval thereof. Abstentions will have the same effect as votes “AGAINST” this Proposal. Broker non-votes will have no effect on the outcome of this Proposal.

Proxies received in response to this solicitation will be voted “FOR” the approval of the amendment and restatement of the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan, as amended, unless otherwise specified in the proxy.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE SPECTRUM PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN.

38
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL 4 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board is responsible for the appointment, remuneration, retention and oversight of the work of our independent registered public accounting firm. The Audit Committee has selected RSM US LLP (“RSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The Audit Committee selected RSM after undertaking an auditor selection process to review qualified audit firms, including Deloitte & Touche LLP (“Deloitte”), the Company’s then current independent registered public accounting firm. At the Annual Meeting, we are asking our stockholders to ratify the appointment of RSM as our independent registered public accounting firm because we value our stockholders’ views on our independent auditor.
Although ratification by our stockholders is not a prerequisite to the Audit Committee’s ability to make this selection of our independent registered public accounting firm, it believes that requesting stockholder ratification represents an important corporate governance practice. Accordingly, our stockholders are being asked to ratify, confirm and approve the selection of RSM as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and, if required, our internal control over financial reporting for the fiscal year ending December 31, 2022. If our stockholders do not ratify our selection of RSM, this selection will be reconsidered by the Audit Committee; however, since this is a non-binding vote, the Audit Committee may still retain RSM for these fiscal year 2022 services. Conversely, if our stockholders ratify the appointment of RSM, the Audit Committee will continue to conduct an ongoing assessment of their scope of engagement, pricing and work quality, among other factors, and will retain the right to replace RSM at any time.
There will be representatives from RSM present at the Annual Meeting. They will have the opportunity to provide a statement regarding their engagement with the Company, and will be available to answer appropriate questions from stockholders.
Required Vote of Stockholders

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 4 is required for the approval thereof. Abstentions will have the same effect as votes “AGAINST” this Proposal.
Proxies received in response to this solicitation will be voted “FOR” the ratification of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2022 unless otherwise specified in the proxy.
Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF RSM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.
Change in Independent Registered Public Accountants

On May 26, 2021, the Audit Committee notified Deloitte, the Company’s former accounting firm, that they had been dismissed as the Company’s independent registered public accounting firm and the Company engaged

39
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

PROPOSAL 4 - RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RSM as the Company’s new independent registered accounting firm. The Audit Committee approved the change in independent accountants.

The report of Deloitte on our consolidated financial statements as of and for the fiscal year ended December 31, 2020 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of our financial statements during each of the two fiscal years ended December 31, 2020 and December 31, 2019, and in the subsequent interim period through May 26, 2021, the date of change in auditor, there were (i) no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), and the related instructions thereto, with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

We previously reported the change in accounting firms on a Current Report on Form 8-K filed with the SEC on June 2, 2021. We provided Deloitte with a copy of the above disclosures, other than the engagement of RSM, and requested that Deloitte furnish a letter addressed to the SEC stating whether or not it agrees with the foregoing statements. A copy of Deloitte’s letter dated June 2, 2021 was filed as Exhibit 16.1 to our Current Report on Form 8-K filed on June 2, 2021.

During the two fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through May 26, 2021, neither we nor anyone on our behalf consulted with RSM with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice of RSM was provided to us that RSM concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Deloitte served as our independent registered public accounting firm from April 9, 2014 to May 26, 2021. During such time, Deloitte rendered audit opinions on our consolidated financial statements and our internal controls over financial reporting included in our Annual Reports on Form 10-K filed with the SEC for the fiscal years ended December 31, 2014 through December 31, 2020.

We provided Deloitte and RSM with a copy of the foregoing disclosures and requested that Deloitte and RSM each review such disclosures. In addition, Deloitte and RSM were given an opportunity to furnish us with a letter addressed to the SEC containing any new information, clarifying our expression of their respective views, or stating the extent to which they do not agree with the foregoing statements. Deloitte and RSM each informed us that it agreed with the foregoing statements and did not furnish such a letter to us or the SEC.

40
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL 4 - RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Independent Registered Public Accounting Firm Fees

The following table summarizes aggregate fees billed to us by Deloitte, our former independent registered public accounting firm, and RSM, our current independent registered public accounting firm, for the fiscal years ended December 31, 2021 and 2020:

	Year Ended December 31,
	2021	2020
Audit Fees	$504,073	$861,000
Audit-Related Fees	$130,550	$21,600
Tax Fees	$336,057	$249,467
Total	$970,680	$1,132,067
The fees billed to us during or related to the fiscal years ended December 31, 2021 and 2020 consist solely of audit fees, audit-related fees, and tax fees, as follows:
Audit Fees.
Represents the aggregate fees billed to us by our principal independent registered public accounting firm for (i) professional services rendered for the audit of our annual consolidated financial statements and our internal control over financial reporting included in our Form 10-K, (ii) reviews of our consolidated financial statements included in our Form 10-Q filings for each fiscal quarter, and (iii) services that are normally provided in connection with registration statements. Audit fees for RSM and Deloitte in 2021 were $395 thousand and $109 thousand, respectively. Audit fees for Deloitte in 2020 were $861 thousand.
Audit-Related Fees.
Represents the aggregate fees billed to us by our principal independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit and review of our consolidated financial statements that are not already reported in Audit Fees. These services include accounting consultations and attestation services that are not required by statute and the preparation of consents with respect to registration statements on Form S-3 and Form S-8. Audit-related fees for RSM and Deloitte in 2021 were $72 thousand and $59 thousand, respectively. Audit-related fees for Deloitte in 2020 were $22 thousand.
Tax Fees.
Represents the aggregate fees billed to us by our principal independent registered public accounting firm for professional services rendered for the filing of tax returns and other tax compliance matters, as well as tax advice for certain business events. Tax fees for Deloitte were $336 thousand and $249 thousand in 2021 and 2020, respectively.
All Other Fees.
We did not incur any other fees to RSM or Deloitte during the fiscal years ended December 31, 2021 and 2020.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Auditor
All audit and non-audit services by our independent registered public accounting firm were pre-approved by our Audit Committee. For audit services, RSM provides the Audit Committee with an audit plan, including proposed fees in advance of the annual audit. The Audit Committee approves the plan and fees for the audit. Pursuant to its charter, the Audit Committee may establish pre-approval policies and procedures, subject to SEC and NASDAQ rules and regulations, to approve audit and non-audit services, although, it has not yet done so.

41
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

CORPORATE GOVERNANCE PRACTICES

We are committed to the highest standards of ethics, business integrity and corporate governance, which we believe will ensure that our Company is managed for the long-term benefit of our stockholders. Our governance practices are designed to establish and preserve accountability of our Board of Directors and management, provide a structure that allows our Board to set objectives and monitor performance, ensure the efficient use and accountability of resources and enhance stockholder value. We believe that our Board of Directors’ primary functions are to appoint, evaluate and hold accountable management, oversee key strategic, operational and compliance risks and ensure optimal capital allocation such that long-term stockholder value is maximized.

We believe part of effective corporate governance includes active engagement with our stockholders. We value the views of our stockholders and other stakeholders, and we communicate with them regularly and solicit input on a variety of issues. We remain committed to investing time with our stockholders to increase transparency and better understand our stockholder base and their perspectives.

Stockholder Engagement. Our Board and executive management team recognize the benefits that come from robust dialogue with stockholders and other relevant parties and we have embraced an active engagement strategy for many years. We engage with stockholders throughout the year in order to:
®    Provide visibility and transparency into our business strategy, capital allocation, corporate governance, executive compensation and our environmental, social and governance initiatives;
®    Discuss with our stockholders the issues that are important to them, hear their expectations for us and share our views; and
®    Assess emerging issues that may affect our business, inform our decision making, enhance our corporate disclosures and help shape our practices.

Corporate Responsibility. Our passion for developing medicines that make a meaningful difference in patients’ lives is reflected in our commitment to corporate social responsibility and stewardship, including environmental sustainability, diversity, equity and inclusion and other key initiatives. We are environmentally conscious and seek to operate our business in a sustainable manner that will benefit our employees, investors, the patients and the communities we serve, and that will support our successful growth over the long term. We seek to build human rights awareness, and continuously strive to attract a diverse pipeline of talent for our Company. We adhere to strong corporate governance principles, while incorporating best practices to guide our corporate behavior and actions.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of the Company. Our Corporate Governance Guidelines are available without charge on the “Corporate Governance” page of the “Investor Relations” section of our website, which may be accessed by navigating to investor.sppirx.com, by clicking the “Corporate Governance” link under “Investor Relations” and then by clicking on “Corporate Governance Guidelines” under “Other Governance Documents.” Our Nominating Committee reviews the Corporate Governance Guidelines periodically and recommends changes to our Board as warranted. The references to our website in this Proxy Statement do not constitute incorporation by reference of the information contained on or available through our website, and you should not consider it to be a part of this Proxy Statement.

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Codes of Business Conduct and Ethics

Our Board is committed to the highest legal and ethical standards in fulfilling its responsibilities. We have adopted codes of business conduct and ethics that serve as statements of corporate values, commitments and standards of professional conduct, both internally and externally. Our Board and all employees are provided with a copy of both the Employee and Vendor Codes of Business Conduct and Ethics (the “Codes”). Each year, we require our Board and all employees to certify as to their understanding of and compliance with the Codes. In addition, all employees must regularly complete Workplace Harassment Prevention Training. Spectrum continues to place emphasis on broadening our online training presence, providing employees with access to information and courses including the protection of confidential information, the prevention of workplace violence, careful communication practices, information security threat awareness, sexual harassment and respect in the workplace, supporting human rights, and insider trading.

Our Compliance Committee oversees our overall ethical culture. We require employees to maintain the highest possible ethical standards in their dealings with customers, third parties, suppliers, competitors, co-workers, and the public in general. The integrity, reputation, and profitability of Spectrum ultimately depend upon the individual actions of each employee. We work with management to set and communicate Spectrum’s ethical “tone”, which guides our conduct and protects our reputation. We believe employees’ actions are significantly influenced by an organization’s culture and the corporate environment influences how employees make decisions. We maintain a robust ethics and compliance program directed by our Chief Compliance Officer, with whom the Board meets regularly.

We encourage employees to communicate concerns before they become problems. We believe that building and maintaining trust, respect and communication between employees and management and between fellow employees is critical to the overriding goal of conducting business with honesty, fairness and integrity. Copies of the Codes are posted on our website at https://www.sppirx.com/corporate-compliance.html.

The Spectrum Compliance Helpline provides confidential, secure, and anonymous reporting available 24 hours a day. Additionally, our Global Compliance Officer also provides confidential resources for employees to surface their concerns without fear of retaliation.

Environmental, Social and Governance (“ESG”) Matters

At Spectrum, we recognize that long-term excellence and profitability require sustainable practices. Sustainability can mean many things, and for Spectrum it is an evolving and developing effort. Our core values emphasize the safety and sustainability of our drugs, people and the communities in which we operate, and we continually review and refine our efforts to enrich those communities, improve the health and safety of our employees, ensure the sustainability and quality of our workforce and lessen our environmental impact.

In 2021 we published the Company’s first comprehensive sustainability report. This inaugural Sustainability Report is posted on our website, www.sppirx.com, under the “Corporate Responsibility” section of the website. Our Sustainability Report is a milestone for us as a company, showcasing not only the novel therapies we intend to bring to our patients, but also the broader responsibility we take on as a company. The report takes into account our key stakeholders, and we look to the guidance from the Institutional Shareholder Services (ISS) Environment, Society and Governance (ESG) standards, and the Sustainability Accounting Standards Board (SASB) framework for Biotechnology & Pharmaceuticals. We believe these efforts reflect the best interests of our patients, stakeholders and the communities in which we operate and serve.

Our Board and executive management team are focused on integrating sustainable and responsible business practices into our strategy and operations. The Company’s policy is to take into consideration the long-term interests of the Company, its stockholders, and other stakeholders, including patients, employees, the healthcare community, regulators, suppliers, and local communities. In doing so, our responsibility strategy centers on three focus areas:
®    Improving the lives of people with serious diseases

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®    Fostering a culture of integrity and excellence
®    Building sustainable communities

Making a difference is ingrained in our corporate culture and integral to our purpose. We go to incredible lengths at Spectrum to impact the lives of patients by increasing access to medicine, providing support to patients and their caregivers, physicians, advocacy groups, communities and beyond. We know that our efforts contribute not just to Spectrum’s long-term success and sustainability but also to the broader world. Key ESG factors we believe strongly support Spectrum’s long-term sustainability include:

Our Governance

We employ strong corporate governance principles and practices.
•Our Board is predominantly independent with a balance of skills and experience and an emphasis on independent oversight and continuous improvement.
•Our Board is diverse in experience, education, talents, gender and race.
•We employ an annual director assessment process that has resulted in Board refreshment, with six directors joining the Board since 2018.
•We are committed to frequent and active stockholder engagement with a regular outreach program. Stockholder feedback has influenced improvements to our governance, compensation programs and ESG disclosure.
•The Board actively considers matters of sustainability, with particular focus on key ESG factors important to Spectrum’s sustainability goals.

Our Purpose and Our Focus on Ethics and Integrity

We are committed to a corporate culture of compliance and integrity.
•Ours is a culture of commitment to making a difference by (i) acquiring, developing, and commercializing novel and targeted drug products, with a primary focus on oncology, (ii) supporting patient advocacy efforts, and (iii) giving back to the community.
•Integrity, honesty and doing the right thing are integral to everything we do at Spectrum and embedded in our Codes of Business Conduct and Ethics. Through our core values of people, patient focus and quality, we work to better the lives of patients and the communities where we work, live and serve.
•We value the trust and reputation behind Spectrum’s name and promote high standards of integrity, conducting our affairs in an honest and ethical manner, supported by our strong Compliance and Ethics Program.

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Our Approach to Human Capital Management

We are committed to cultivating and advancing diversity in all forms as well as building a strong culture.
•Inclusion and belonging are paramount, where all Spectrum employees strive to be open and inclusive leaders and teammates. Our culture is what unifies our employees across our diverse business model and ensures we are positioned to understand the needs of patients and improve their quality of life where we can.
•Spectrum places significant value on fostering and enabling growth for our employees, both personally and professionally, and we are committed to providing a safe, healthy, innovative, and diverse work environment.

Minimizing Environmental Impacts

We aim to conduct our business in a responsible way that minimizes environmental impacts.
•We are committed to furthering sustainable practices across our business, including minimizing and, if practicable, eliminating the use of any substance or material that may cause environmental damage; reducing waste generation and disposing of all waste through safe and responsible methods; minimizing environmental risks by employing safe technologies and operating procedures; and requiring the same of our vendors and partners throughout our supply chain.

Board Leadership Structure

We do not currently have a policy as to whether the same person should serve as both the Chief Executive Officer and the Chairman of the Board. However, our Board has determined that the roles of Chairman and Chief Executive Officer should be separate at the current time. Our Board of Directors believes that there is no single, generally accepted approach to providing board leadership and that, given the dynamic and competitive environment in which we operate, the appropriate Board leadership structure may vary as circumstances change.
On June 17, 2021, our Board appointed Mr. Ashton, an independent director, as the Chairman of the Board. Our Chairman’s responsibilities and authority include the following:
®    Serving as the Chairman of Board meetings, including during executive sessions of independent directors;
®    Establishing the schedule and agenda for Board meetings and approving information to be sent to our Board;
®    Presiding over any portion of Board meetings at which the performance of our Board is presented or discussed;
®    Establishing the agenda for meetings of the independent directors and presiding over such meetings;
®    Coordinating with the committee chairs, as needed, regarding meeting agendas, informational requirements and other matters, as appropriate;
®    Serving as the liaison between the Chief Executive Officer and the independent directors, including providing feedback from the Board to the Chief Executive Officer after each regularly scheduled meeting of the Board;
®    Being available for communications with stockholders, as appropriate and in accordance with our policy on stockholder communications with our Board; and

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®    Performing such other duties as our Board may establish or delegate.
Our Board of Directors believes that this structure provides an efficient and effective leadership model for our Company at this time. In considering its leadership structure, our Board of Directors has taken into account that it consists of a substantial majority of independent directors who are highly qualified and experienced, has a Chairman with defined corporate governance responsibilities, the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are each comprised entirely of independent directors, and that it has regular interactions outside of Board and committee meetings with our management, including our Chief Executive Officer. Consequently, the independent directors directly oversee such critical items as the Company’s financial statements, executive compensation, the selection and evaluation of directors and the development and implementation of our corporate governance programs. Our Board of Directors believes that we have an appropriate balance between the authority of those who oversee our Company and those who manage it on a day-today basis.
The Board will continue to review our Board leadership structure as part of the succession planning process. We believe that our leadership structure, in which the roles of Chairman and Chief Executive Officer are separate, together with independent key committees, is and will continue to be effective and is the optimal structure for our Company and our stockholders.

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Board Composition and Diversity

The skills matrix below identifies our director nominees’ prominent experiences and qualifications by name. Each director nominee brings his or her own unique background and range of expertise, knowledge and experience which provides an appropriate and diverse mix of qualifications necessary for our Board to effectively fulfill its oversight responsibilities. By its nature, the information contained in this summary is not intended to be exhaustive, but aims to convey the general breadth of experience and qualifications that our director nominees bring to their work on the Spectrum Board of Directors to oversee strategy, performance, culture and risk at the Company.

Skill/Experience	Ashton	Bradrick	Fischer	Lim	Riga	Vacirca
Financial Experience		✓	✓	✓	✓	✓
Audit Committee Financial Expertise	✓	✓	✓
Public Company Experience	✓	✓	✓	✓	✓	✓
Executive Leadership	✓	✓	✓	✓	✓	✓
Business Development	✓	✓	✓	✓	✓	✓
Quality, Regulatory or Scientific					✓	✓
Strategic Planning	✓	✓	✓	✓	✓	✓
Drug Development					✓	✓
Sales, Marketing & Brand Management	✓		✓	✓	✓	✓
Risk Management					✓

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Board Diversity Matrix

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

BOARD DIVERSITY MATRIX (as of April 26, 2022)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian	1	1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	4
Two or More Races or Ethnicities
LGBTQ+	—	—
Did Not Disclose Demographic Background	—	—

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Our director nominees reflect those efforts and the importance of diversity to the Board. Of our 6 director nominees:

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Board Independence

Our Board leadership structure supports the independence of our non-management directors. The independent directors meet in an executive session at each Board meeting, and each of the standing Board committees (discussed below) is comprised solely of and led by independent directors. In determining whether members of our Board are independent, the Board reviews a summary of our relationships with each director and other facts relevant to the analysis of whether the directors qualify as “independent directors” under the NASDAQ Listing Rules. The NASDAQ Listing Rules have objective tests and a subjective test for determining who is an "independent director." The subjective test states that an independent director must be a person who lacks a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has not established categorical standards or guidelines to make these subjective determinations, but considers all relevant facts and circumstances.
The Board has affirmatively determined that Messrs. Ashton and Fischer and Ms. Bradrick and Dr. Vacirca are independent directors pursuant to the NASDAQ Listing Rules. Mr. Riga does not qualify as independent because of his current employment as the Company's President and Chief Executive Officer and Ms. Lim does not qualify as independent because of her current employment at Hanmi Science and Hanmi Pharmaceutical. Mr. Turgeon did not qualify as independent during his service on the Board in 2021. All members of the Audit, Compensation and Nominating and Corporate Governance Committees are independent pursuant to the NASDAQ Listing Rules. In addition, the members of the Audit Committee are independent directors pursuant to the heightened independence criteria for members of Audit Committees set forth in SEC rules.
Board Evaluation Process

Our Board believes that a robust and constructive Board and committee evaluation process is an essential component of board effectiveness. Each year, our Board conducts a comprehensive evaluation process, overseen by the Nominating and Corporate Governance Committee, of both its own effectiveness, as well as the effectiveness of each of its members. Our Board’s annual evaluation also is a key component of its director nomination process and succession planning.
The Nominating Committee, in consultation with our Independent Chairman, reviews and determines the overall process, scope, and content of our Board’s annual self-evaluation process. As provided in its charter, each of our Board’s standing committees also conducts a separate self-evaluation process annually which is led by the committee chair. Our Board’s and each committee’s self-evaluation includes a review of the Corporate Governance Guidelines and its committee charter, respectively, to consider any proposed changes.
The Nominating Committee has continued to enhance the form and scope of the Board’s self-evaluation process based on director feedback, best practices, experience, and regulatory expectations.

The Nominating Committee reviews best practices annually relating to Board and committee self-evaluation processes and makes changes to the form and scope of its evaluation so that the process continues to provide the Board with an effective mechanism to evaluate the Board’s performance and effectiveness and make changes the Board determines are necessary and appropriate.
Director Attendance at Meetings

During 2021, the Board held six meetings and acted by unanimous written consent four times. All directors attended more than 85% of all Board meetings and meetings of Board committees on which they were members during fiscal year 2021. The independent, non-management directors meet separately in regularly scheduled executive sessions without members of management (except to the extent that the non-management directors request the attendance of a member of management). A Board meeting is typically scheduled in conjunction with our Annual Meeting, and it is expected that our directors will attend the Annual Meeting absent good reason. In 2021, COVID-19 prevented Board members from attending the 2021 Annual Meeting of Stockholders. The Chief

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Financial Officer and Chief Legal Officer attended the 2021 Annual Meeting of Stockholders in-person in Henderson, Nevada. If a director is unable to attend a meeting, he or she must notify the Board and attempt to participate in the meeting by telephone, if possible.
CEO and Executive Succession Planning

Succession planning and talent development are important at all levels within the Company. The Board regularly reviews short and long-term succession plans for the CEO and other executive officers. In assessing possible CEO candidates, the independent Directors identify the skills, experience and attributes they believe are required for an effective CEO in light of the Company’s business strategies, opportunities and challenges. More broadly, the Board engages with the Company’s leadership team on matters of talent and culture, including around the development of the Company’s talent pipeline and advancing diversity and inclusion efforts across the enterprise. The Board’s succession planning activities are strategic, long-term and supported by the Board’s committees and external consultants, as needed, and Directors have substantial opportunities to engage with possible succession candidates.
This succession planning process most recently resulted in the Board’s unanimous election of Thomas Riga to succeed Joseph Turgeon as President and CEO, effective December 30, 2021. The Board also elected Mr. Riga as a member of the Board, effective December 30, 2021. The Board regularly observes members of senior management and high potential leaders in a variety of formal and informal settings including Board meetings, visits to our offices and director education seminars. The Nominating Committee oversees senior management succession planning and facilitates periodic Board executive session discussions regarding the qualifications and attributes of members of senior management and assessments of their potential for senior management positions.
Committees of the Board

Our Board has three standing committees: Audit; Compensation; and Nominating and Corporate Governance. All of the standing committees of the Board are comprised entirely of independent directors. Each committee has a written charter that describes its responsibilities, and each charter is available on our website at https://investor.sppirx.com/corporate-governance. Each committee has the authority, as it deems appropriate, to independently engage outside legal, accounting or other advisors or consultants. In addition, each committee annually conducts a review and evaluation of its performance and reviews and reassesses its charter. The Board intends to reevaluate the composition of each of the committees at its meeting immediately following the Annual Meeting. The table below provides information about the Board committee memberships that our independent directors currently hold.
Board Committee Membership

Independent Director(1)	Audit	Compensation	Nominating and Corporate Governance
William L. Ashton	Member		Member
Nora E. Brennan	Chair	Member
Seth H.Z. Fischer	Member	Member
Jeffrey L. Vacirca		Chair	Member
Dolatrai M. Vyas		Member	Member
Bernice R. Welles	Member		Chair
(1)    The Chairman of the Board may attend each Committee meeting, except to the extent that a Committee requests to meet without the Chairman present.

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Audit Committee.
The Audit Committee is comprised of Messrs. Ashton, Fischer, Dr. Welles and Ms. Brennan (Chair), each of whom satisfied the NASDAQ and SEC “independence” and other rules for Audit Committee membership. The Audit Committee held four meetings during fiscal year 2021. Our Board determined that Messrs. Ashton, Fischer, Dr. Welles and Ms. Brennan were “audit committee financial experts” within the meaning of SEC rules.
The principal responsibilities of the Audit Committee include but are not limited to:
•    Duly appointing and overseeing the quality and scope of work conducted by the independent registered public accounting firm;
•    Reviewing independence qualifications and quality-control procedures of the independent registered public accounting firm;
•    Overseeing and monitoring the Company’s internal controls over financial reporting; and
•    Discussing with management and the independent registered public accounting firm, the quality of its quarterly and annual financial statements and related disclosures, prior to its filing with the SEC.
Compensation Committee.
The Compensation Committee is comprised of Drs. Vacirca (Chair) and Vyas, Ms. Brennan and Mr. Fischer. The Compensation Committee held five meetings during fiscal year 2021. Our Board determined that each of the members was an “independent director” within the meaning of the NASDAQ Listing Rules.
For additional information about the role and responsibilities of the Compensation Committee, see the “Compensation Discussion and Analysis — Role of Compensation Committee in Determining Executive Compensation” section of this Proxy Statement.
Nominating and Corporate Governance Committee.
The Nominating Committee is comprised of Drs. Welles (Chair), Vacirca and Vyas and Mr. Ashton. Our Board determined that each of the members was an “independent director” under the NASDAQ Listing Rules. The Nominating Committee held four meetings during fiscal year 2021.
The principal responsibilities of the Nominating Committee include but are not limited to:
•    Director nomination. Determining selection criteria and appointment procedures for our Board and committee members and making recommendations regarding nominations and committee appointments to the full Board;
•    Board and committee composition. Periodically assessing the scope and composition of our Board and its committees;
•    Succession planning. Developing and overseeing succession planning and talent management for CEO, other senior leadership positions and directors;
•    Corporate governance. Advising the Board on corporate governance matters and overseeing the Company’s corporate citizenship and sustainability strategy (including, but not limited to, corporate social responsibility, environmental quality and diversity and inclusion); and
•    Board and Committee evaluations. Developing and overseeing the evaluation process for our Board and its committees.

Juhyun Lim, one of our director nominees, was appointed to the Board as a designee of Hanmi Pharmaceutical (“Hanmi”), pursuant to the terms of that certain Securities Purchase Agreement, dated January 23, 2022, between the Company and Hanmi (the “Securities Purchase Agreement”). Under the terms of the Securities Purchase Agreement, for so long as Hanmi shall own at least five percent of the total issued and outstanding shares of the Company’s common stock, the Company shall take any and all action reasonable necessary to nominate and

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appoint a designee of Hanmi to serve as a member of the Board. In selecting and making recommendations to the Board for director nominees, the Nominating Committee may consider suggestions from many sources, including our stockholders. Any such director nominations, together with appropriate biographical information and qualifications, should be submitted by the stockholder(s) to the Chairman of the Nominating Committee of our Board of Directors, c/o Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 220, Henderson, Nevada 89052, following the procedures set forth in the Company’s bylaws. Director nominees submitted by stockholders are subject to the same review process as director nominees submitted from other sources, such as other Board members or senior management. No director nominations by stockholders have been received as of the filing of this Proxy Statement.
Board/Committee Primary Areas of Risk Oversight

Our management has the primary responsibility for identifying and managing our business risks, including by overseeing and implementing enterprise risk management. Our Board of Directors actively oversees potential risks and our risk management activities, including by discussing with management our risks and the management of such risks at meetings of the Board and its committees. Our Board believes that a fundamental part of risk management is understanding the risks that we face, monitoring these risks and adopting appropriate control and mitigation of these risks.
Our Board oversees the management of material risks facing the Company. Spectrum is committed to fostering a company culture of risk adjusted decision-making without constraining reasonable risk-taking and innovation. Our Board and its committees oversee our efforts to foster this culture. Our Board regularly receives information about our material strategic, operational, financial and compliance risks and management’s response to, and mitigation of, such risks. In addition, our risk management systems, including our risk assessment processes, internal control over financial reporting, compliance programs and internal and external auditing procedures, are designed to inform management and our Board about our material risks. As part of its risk oversight function, our Board and its committees review this framework, its operation and our strategies for generating long-term value for our stockholders to ensure that such strategies will not motivate management to take excessive risks.
The Board does not have a standing risk management committee, but administers this function directly, as well as through committees of the Board. For example, the Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management its financial accounting and compliance matters, including risks associated with:
•accounting, financial reporting, tax compliance, disclosure controls and internal controls over financial reporting;
•legal matters that may have a material impact on the Company's financial statements or involve governmental investigation or allegations of fraud or breach of fiduciary duty; and
•the ethics compliance program.
The Compensation Committee oversees management of risk relating to personnel and compensation issues, such as risks associated with:
•the Company's executive compensation plans and practices; and
•cash incentive plans, equity incentive plans, profit sharing plans, deferred compensation plans and similar programs.

The Nominating Committee manages risks relating to corporate governance issues, including periodic evaluation as to whether identified risks are assigned to the appropriate Board committee (or to the Board) for oversight, as well as risks associated with:

•Board independence, effectiveness and organization;

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•the director nominee evaluation process; and
•the Company's succession planning for the Company's executive officers.

In addition, our Global Compliance Officer monitors our corporate compliance program and our compliance with applicable laws, rules and regulations and provides reports to our Board with respect to compliance matters and any related issues. The full Board considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s effectiveness in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.
Communications with the Board

Stockholders who wish to contact members of our Board may send email correspondence to: ir@sppirx.com. If stockholders would like to write to the Board, they may also send written correspondence to the following address: Board of Directors, c/o Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 220, Henderson, Nevada 89052. Stockholders should provide proof of share ownership with their correspondence. It is suggested that stockholders also include contact information. All stockholder communications will be received and processed by the Investor Relations Office, and then directed to the appropriate member(s) of the Board. In general, correspondence relating to accounting, internal accounting controls or auditing matters will be referred to the Chairperson of the Audit Committee, with a copy to the Nominating Committee. All other correspondence that is directed to the Board generally will be referred to the Chairperson of the Nominating Committee. To the extent correspondence is addressed to a specific director or requires a specific director’s attention, it will be directed to that director.
Anti-Hedging Policy

We have adopted an anti-hedging policy that prohibits any of our or our subsidiaries’ directors, officers or other employees from, at any time, directly or indirectly, engaging in any kind of hedging transaction that could reduce or limit such person’s holdings, ownership or interest in or to any of our shares of common stock or other securities, including without limitation outstanding stock options, deferred share units, restricted share units, or other compensation awards the value of which are derived from, referenced to or based on the value or market price of our securities. Prohibited transactions include the purchase by a director, officer or other employee of financial instruments, including, without limitation, prepaid variable forward contracts, instruments for short sale or purchase or sale of call or put options, equity swaps, collars, or units of exchangeable funds, that are designed to or that may reasonably be expected to have the effect of hedging or offsetting a decrease in the market value of any of our securities. A copy of the anti-hedging policy is posted on our website at https://investor.sppirx.com/corporate-governance.

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of our Board is responsible for assisting our Board in fulfilling its oversight responsibilities regarding our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. The Audit Committee operates pursuant to a written charter, a copy of which is posted on our website at https://investor.sppirx.com/corporate-governance. The Audit Committee met four times during fiscal 2021. All members of the Audit Committee are non-employee directors and satisfy the current NASDAQ Listing Rules and SEC requirements with respect to independence, financial literacy and experience.
Our management has the primary responsibility for our consolidated financial statements as well as our financial reporting process, accounting principles and internal controls. RSM US LLP, our independent registered public accounting firm in 2021, is responsible for performing an audit of our consolidated financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.
In this context, the Audit Committee has reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2021 with our management and our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB (Rule 3526) regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.
Based on the foregoing, the Board of Directors has approved the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Nora E. Brennan, Chair
William L. Ashton
Seth H.Z. Fischer
Bernice R. Welles

The foregoing Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

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COMPENSATION DISCUSSION AND ANALYSIS
Named Executive Officers

This Compensation Discussion and Analysis (CD&A) describes our compensation strategy, philosophy, policies and practices underlying our executive compensation programs for 2021. It also provides information regarding the compensation that was earned by and awarded to our 2021 named executive officers, whom we refer to collectively as “named executive officers” or “NEOs.”

Name	Title
Thomas J. Riga(1)	President, Chief Executive Officer and Director
Francois J. Lebel, M.D.	Executive Vice President and Chief Medical Officer
Keith M. McGahan	Executive Vice President, Chief Legal Officer and Corporate Secretary
Kurt A. Gustafson(2)	Former Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Joseph W. Turgeon(3)	Former President and Chief Executive Officer
(1) Effective December 30, 2021, Mr. Riga was appointed as our President and Chief Executive Officer and as a member of the Board.
(2) Effective March 18, 2022, Mr. Gustafson resigned as Executive Vice President and Chief Financial Officer.
(3) Effective December 30, 2021, Mr. Turgeon retired from his role as President and Chief Executive Officer and as a director of the Company.
Executive Summary

We view compensation practices as an avenue to communicate and reinforce our goals and standards of conduct, as well as a means to reward NEOs for their achievements. Our compensation philosophy is grounded in promoting stockholder interests by aligning compensation with the realization of our business objectives and increased long-term stockholder value. Under our compensation philosophy, we are committed to providing a competitive total compensation package that drives employee engagement and performance which, in turn, helps drive our business strategy and success.

Our Company’s executive compensation program is overseen by the Compensation Committee (the “Committee”)
with the advice and support of the Company’s independent compensation consultant as well as the Company’s management team. The Committee is responsible for establishing our company-wide compensation philosophy and practices and for determining the compensation for our four NEOs listed in the compensation tables of this Proxy Statement, based on the recommendations of our President and Chief Executive Officer.

The Committee is committed to ensuring that our executive compensation program promotes the alignment of executives’ and stockholders’ interests. We have designed our executive compensation program to attract and retain outstanding leaders, to motivate and reward them for achieving specified business and financial goals, and to support the creation of sustainable stockholder value. In this CD&A, we describe our philosophy and approach to executive compensation.

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Governance and Pay Principles

Governance Practices
Below we highlight certain of our key practices that we consider good governance features of our executive compensation program.

	Practices We Use		Practices We Don’t Use
✓ ✓ ✓
Pay-for-Performance. A significant portion of our NEO pay is performance-based and variable pay.

Independent Compensation Consultant.
The Committee engages an independent compensation consultant to provide advice on executive officer and director compensation matters.

Annual Risk Assessment. We conduct an annual risk assessment of incentive-based compensation to identify any issues that could have a material, adverse impact on the Company.

Peer Group Selection. We conduct a robust annual review and validation of our compensation peer group to ensure that the number of peer companies is appropriate and each peer company remains comparable.

Insider Trading Policy. We have a robust insider trading policy that was updated in 2020.

Clawback Policy. Our Board has adopted a stand-alone clawback policy that requires repayment to Spectrum of certain compensation that may be paid in the event of certain acts of misconduct.

Engage on Executive Compensation Matters. We engage our stockholders in open dialogue regarding our compensation program and the Committee considers the results of the say-on-pay vote when designing our compensation program.
𝕩 𝕩 𝕩
No Excessive Perquisites. We provide only limited perquisites to our NEOs that are intended to facilitate them in the performance of their duties.

No In-the-Money Options or SARs. We do not grant options or SARs with an exercise price less than the fair market value of our common stock on the date of grant.

No Excise Tax Gross-Ups. We do not provide any change-in-control tax gross-ups to our NEOs.

No Guaranteed Bonuses. Our NEOs’ bonuses are performance-based and 100% at risk.

No Repricing. No repricing or exchange of underwater options without stockholder approval.

Prohibition on Hedging. The Company’s Insider Trading Policy and Anti-Hedging Policy prohibits our directors, officers and employees from engaging in hedging, speculative or other transactions that hedge or offset any decrease in the market value of the Company’s common stock.

✓ ✓		𝕩 𝕩 𝕩
✓ ✓

Pay Principles
We believe our executive compensation program is thoughtful, consistent and continues to align with the Company’s business strategies.
®    We align pay with Company performance and to support a long-term, high-performance business model.
®    We measure performance against challenging goals established at the start of each performance cycle that are aligned with our key business priorities.
®    We discourage imprudent risk taking by avoiding undue emphasis on any one metric or short-term goal.

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Say-On-Pay Vote

Our annual Say-on-Pay vote is one of our opportunities to receive feedback from stockholders regarding our executive compensation program, and the Committee takes the result of this vote into account when shaping the compensation program for the Company’s NEOs. Our Company has continued to receive strong support for our Say-on-Pay proposal every year since 2018, with over 90% of votes cast in favor of such proposal at our 2021 Annual Meeting. In light of the continued strong stockholder support, our Committee did not make any changes to the structure of our executive compensation program as a result of the 2021 vote. The Committee will continue to consider stockholder feedback, input from our independent compensation consultant and the outcomes of future Say-on-Pay votes when assessing our executive compensation programs and policies and making compensation decisions for our NEOs.
Clawback Policies

Accountability is a fundamental value at Spectrum.  To reinforce this value through our executive compensation program, executive’s incentive compensation is subject to our clawback policy and the clawback provision set forth in the 2018 Plan.  Pursuant to these policies, executives’ incentive compensation is subject to recoupment in the event of an accounting restatement of the Company’s financial statements resulting from material noncompliance with financial reporting requirements under the federal securities laws, and the Board is empowered to recover equity incentive compensation (including gains from equity awards) for serious misconduct or unethical behavior, including any of the following acts: (i) any violation of a restrictive covenant agreement (e.g., non-disclosure, non-solicitation, etc.); (ii) any conduct that could result in separation from service with the Company for cause; (iii) the commission of a serious criminal act (e.g., a felony of any kind or a misdemeanor involving fraud, theft, or breach of fiduciary duty); (iv) breach of a fiduciary duty; (v) intentional violation, or grossly negligent disregard of the Company’s policies, rules, or procedures; or (vi) the participant taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that results in a significant financial loss to the Company.
Compensation Philosophy and Objectives

Our executive compensation program is designed to drive the creation of long-term stockholder value by delivering performance-based compensation that is competitive with our peer group in order to attract and retain extraordinary leaders who can perform at high levels and succeed in a demanding business environment. We aim to achieve this by designing our executive compensation program that is:

®    Mission Focused and Business Driven. Our executive compensation program supports the relentless pursuit of delivering meaningful and innovative therapies to patients by providing our executives with incentives to achieve the near- and long-term objectives of our business. Substantially all of our incentive compensation programs for our executives are tied directly, and meaningfully, to Company performance. Our objective is to emphasize the importance of achieving short-term goals while building and sustaining a foundation for long-term success.

®    Competitively Advantageous. We benchmark our executive compensation program against a peer group of biotechnology and pharmaceutical companies that we believe are representative of the companies we primarily compete with for talent, that are similar to us in business scope and size, including revenue and market capitalization, business focus and geographic scope of operations. We also review broader market data, as further described below, to provide additional context for compensation decisions. Peer group and market practices are among the many factors we take into account in developing our executive compensation program that we believe are most effective, and which enable us to recruit, retain and motivate our leadership team to achieve their best for Spectrum and our stockholders.

®    Ownership Aligned. At Spectrum, we believe every employee contributes to the success of the Company and, as such, every employee has a vested interest in the Company’s success. To reinforce this alignment with our stockholders, we strongly encourage stock ownership through our equity-based compensation programs. For members of our executive team, including our NEOs, who set and lead the future strategic direction of our

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
Company, we ensure that a significant portion of their total pay opportunities are equity-based to maintain alignment between the interests of our executive officers and our stockholders.

®    Flexible. We are committed to providing flexible benefits designed to allow our diverse workforce to have reward opportunities that meet their varied needs so that they are inspired to perform their very best on behalf of patients and stockholders each day.
The Committee regularly assesses the elements of our executive compensation program to ensure that pay is tied to performance and that it is using executive compensation components that it believes will most cost effectively attract and motivate executive officers. The Committee structures the executive compensation program to reward our NEOs when performance achieves or exceeds goals. A significant component of our incentive structure is weighted towards overall leadership team performance against targeted goals (rather than individual performance), so that if we meet or exceed our goals, the team earns target or above awards. Conversely, if the team fails to meet the minimum thresholds, components of performance-based compensation will not be awarded.
Compensation Objectives
When reviewing and approving our executive compensation program, the Committee is guided by the following five compensation objectives:

Attract the Right Executives
Attract and retain exceptional and accomplished executives with the relevant experience and skills required to direct our strategic objectives.
Motivate the Right Executives
Provide a total compensation package that is highly competitive within the life sciences industry and, more specifically, as compared to a like-situated peer group of companies.
Pay for Performance
Tie significant portions of compensation to performance and achievement of our short-term and long-term business goals and ensure that compensation focuses on corporate performance over individual performance.
Align with Stockholder Interests
Align the interests of our executives with those of our stockholders by tying significant portions of pay to performance, paying a portion of compensation in equity and subjecting equity compensation to multi-year vesting periods.
Retain the Right Executives
Retain and engage high-performing executives with the leadership abilities and experience necessary to drive performance and create stockholder value by providing each NEO with compensation opportunities that are competitive with market practices and within our cost structure.
Our Compensation Committee believes that our executive compensation program should include short- and long-term performance incentive components, including cash and equity-based compensation, and should reward consistent performance that meets or exceeds expectations. The Committee evaluates both performance and compensation to make sure that the total compensation provided to our NEOs remains competitive relative to compensation paid by companies of similar size and stage of development, operating in the biotech industry and appropriately reflects our relative performance and our own strategic objectives.

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
How Our Pay Supports Our Strategy
Our compensation program is one of the most powerful tools for shaping our executives’, as well as our organization’s behavior and influencing our Company performance. Our program is designed to drive performance, retain top performers, promote responsible behavior and impact our return to stockholders. Our articulated philosophy provides the ability to react to the changing circumstances of our market and serves as an asset to the Company.
Our compensation program promotes the type of executive behavior we need to meet our overall vision in an efficient way. It can contribute to our objectives through our mix of base pay and performance pay and the specific ways we deliver these components. As detailed in other sections, we proactively assess and adjust our reward system to ensure that it continues to support our business strategies in the most efficient and effective way.
Compensation Elements
In furtherance of the Committee’s compensation philosophy, the Committee believes that using a combination of three principal compensation elements – base salary, annual cash bonus, and equity incentive awards – appropriately delivers on our executive compensation objectives. The Committee also uses other compensation elements, including standard benefits and perquisites, as well as change of control benefits for certain executives, which it views as necessary components of a competitive program.
In assessing the “total compensation” opportunity for each named executive officer, and determining the value with respect to each compensation element, the Committee generally seeks to weight the compensation mix heavily towards performance-based compensation (annual cash bonuses and equity awards), which we refer to as “at-risk” compensation, and seeks to limit the level of “guaranteed” compensation, such as cash compensation (base salary, benefits, and perquisites). In doing so, the Committee is mindful of the appropriate mix between guaranteed pay and at-risk pay to mitigate the potential for excessive risk taking.
The Committee also strives to provide a significant proportion of the total compensation opportunity in the form of non-cash (such as restricted stock, stock appreciation rights, stock options and performance-based restricted stock units) rather than cash components. The Committee does so to allow the NEOs to be financially rewarded for exceptional Company performance to further align the interests of the NEOs with those of our stockholders.
Governance of Executive Compensation Program

Role of Compensation Committee in Determining Executive Compensation
The Committee seeks to ensure that our executive compensation program is properly rewarding and motivating our executive officers while aligning their goals with our business strategy and the interests of our stockholders. To do this, our Committee conducts an annual review of the aggregate level of our executive compensation and the mix of elements used to compensate our NEOs and historic compensation levels, including prior equity awards. When setting executive compensation opportunities, the Committee considers several factors, including:
® each NEO’s role and responsibilities;
® achievement of key performance objectives and milestones;
® market factors, such as compensation practices of peer companies;
® compensation survey data, as applicable, such as the Radford Global Life Sciences Survey; and
® retention concerns.
A secondary committee of one or more directors (including, but not limited to the Chief Executive Officer) may be appointed by either the Committee or the Board to have separate but concurrent authority with the Committee to grant cash incentive awards or equity incentive awards under the Company’s incentive plans to all eligible employees (other than directors and NEOs). The secondary committee shall regularly report to the Committee the grants so made; provided further, however, that any such grants are consistent with parameters approved in

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COMPENSATION DISCUSSION AND ANALYSIS
advance by the Committee or the Board; provided further, however, that a summary of all grants whether by the Committee or a secondary committee shall be reported to the Board.
In performing its duties, the Committee, in its discretion, may retain or replace any independent counsel, compensation consultants or other outside expert or advisor that the Committee believes necessary or advisable, and the Committee has the sole authority to approve the compensation of such persons. The Committee held five meetings during 2021 and acted by unanimous written consent four times.
Role of Chief Executive Officer in Compensation Decisions
The Committee considers recommendations of our Chief Executive Officer as to the performance of the other NEOs and the other NEOs’ contributions to overall performance. However, the determination of the amount of any cash or equity incentive awards payable to the other NEOs is made by the Committee or the full Board. The other NEOs and other senior management personnel are not present at meetings of the Committee and do not participate in its discussions regarding executive compensation decisions.
Peer Group Companies

Compensation Consultant and 2021 Peer Group Data
We consider market practices and trends when determining executive compensation levels and compensation program designs at Spectrum. We do not target a specific market percentile or simply replicate the market practice. Instead, we review external market practices as a reference point to assist us in providing programs designed to attract, retain and inspire extraordinary talent. The Committee also uses a peer group and other market data to provide context for its executive compensation decision-making. To ensure competitiveness of compensation structures and pay levels for our NEOs, the Committee conducts an annual review of peer company compensation data.
Prior to beginning this annual review, the Committee examines the compositions of companies previously considered our peer companies to make certain that the selected companies continue to be relevant as evaluated, taking into account guidance from our independent compensation consultant. In December 2020, the Committee engaged Compensia, Inc. (the “Compensation Consultant”), to conduct an updated review of our executive compensation program, which included an evaluation of our peer group companies and a complete analysis of our executive compensation program in relation to our peer group companies. As a result, the Committee approved a new peer group for 2021 as recommended by the Compensation Consultant. When approving the new peer group, the Committee focused on selecting a comparable sized, industry-affiliated, peer group of companies operating within the biotechnology or pharmaceutical industries. Below are the companies included in the Company’s peer group for 2021 compensation purposes:

Agenus Inc.	Eagle Pharmaceuticals, Inc.
Akebia Therapeutics, Inc.	Epizyme, Inc.
Athenex, Inc.	G1 Therapeutics, Inc.
AVEO Pharmaceuticals, Inc.	Heron Therapeutics, Inc.
BioXcel Therapeutics, Inc.	Karyopharm Therapeutics, Inc.
Chimerix, Inc.	MarcoGenics, Inc.
Clovis Oncology, Inc.	Omeros Corporation
Corcept Therapeutics Incorporated	Puma Biotechnology, Inc.
CTI BioPharma Corp.	Viela Bio, Inc.(1)
CytoDyn Inc.	Y-mAbs Therapeutics, Inc.
(1) Company acquired in March 2021 and is no longer considered a peer company.

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Committee Analysis of Compensation Consultant Report
The Committee intends to continue to seek advice from independent compensation consultants as it deems necessary to help ensure that our compensation programs remain appropriate and consistent with industry practices. Although the Committee believes that it is important to periodically review the compensation policies of its peer group and the survey data, the Committee also believes that our executive compensation program must further our business objectives and be consistent with our culture. Therefore, while the Committee reviews the peer group and survey data, including the total and type of compensation paid to executive officers at peer group companies to further validate that the compensation paid to our NEOs remains competitive, the Committee may not necessarily make any particular adjustments to the compensation paid to the NEOs based on the peer group or survey data.

After review and consultation with the Compensation Consultant, the Committee has determined that the Compensation Consultant is independent and there is no conflict of interest resulting from retaining the Compensation Consultant currently or during the year ended December 31, 2021. In reaching these conclusions, the Committee considered the factors set forth in Exchange Act Rule 10C-1 and Nasdaq listing standards.
Key Elements of Executive Compensation

The principal elements of compensation for our NEOs include:
®    Base Salary
®    Annual Cash Bonus
®    Equity Incentive Awards
®    Benefits and Perquisites
®    Payments upon Termination of Employment or Change in Control
We believe our “pay for performance” philosophy attracts, retains, and motivates our NEOs and fully aligns each with our current year goals and longer-term strategic objectives, all in service to the maximization of stockholder value.
Base Salary
Base salaries for our NEOs are established based on the individual’s scope of responsibilities, experience and market factors. Base salaries are generally reviewed annually, typically in connection with our annual executive compensation review process. The Committee references survey and peer group data to understand the marketplace for individuals in similar positions at the peer group companies. There is no specific weighting applied to any of these factors in setting annual salaries, and the process ultimately relies on the subjective exercise of the Committee’s judgment. Based on its assessment of these factors, and taking into account the Committee’s decision to deliver increases to the appropriate total compensation opportunity for the NEOs for 2021 in the form of increases to their long-term incentive award opportunities, none of the NEOs received a base pay increase for 2021, with the exception of Mr. McGahan, whose base pay increased in order to align with the other NEOs.
In February 2021, the Board approved the 2021 base salaries for each of our NEOs as recommended by the Committee, presented below in comparison with fiscal year 2020.

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS

	Base Salary
Executive	2020	2021
Thomas J. Riga	$550,000	$550,000
Kurt A. Gustafson	$540,000	$540,000
Francois J. Lebel, M.D.	$540,000	$540,000
Keith M. McGahan	$500,000	$540,000
Joseph W. Turgeon	$750,000	$750,000
Annual Cash Bonuses
As discussed above, the Committee believes it is necessary for a meaningful portion of the total compensation potential of our NEOs in the form of cash bonuses to be dependent on (1) the achievement of specified quantitative and qualitative Company performance targets and (2) their individual performance levels towards these goals.
The fiscal year 2021 target bonus opportunity for each named executive officer, other than Mr. Riga, was set at the same percentage of salary as in fiscal year 2020 and is consistent with market trends and practices and our 2021 Peer Group’s bonus practices, as summarized below:

Target
Executive	2020	2021
Thomas J. Riga	60% of base salary	70% of base salary
Kurt A. Gustafson	50% of base salary	50% of base salary
Francois J. Lebel, M.D.	50% of base salary	50% of base salary
Keith M. McGahan	50% of base salary	50% of base salary
Joseph W. Turgeon	70% of base salary	70% of base salary
The bonus amounts for our fiscal year 2021 business achievements were determined by the Committee in January 2022 and approved by the Board in February 2022, based on an assessment of the 2021 performance objectives outlined in the table below. The Committee determined in February 2022 that the level of attainment of the 2021 performance goals was 93% of target of the previously agreed upon 2021 corporate goals. However, in light of the Company’s stock price performance at the time 2021 bonus determinations were approved, the Committee exercised its authority to reduce the actual bonus payouts to the NEOs and approved an 80% achievement level for purposes of 2021 annual bonus payouts. A summary of the achievement of the 2021 goals, prior to the foregoing reduction by the Committee, is set forth below:

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

2021 Corporate Goals (150% maximum achievement with Kickers)	Overall 93% Achieved
Poziotinib (40%)	Full Achievement
w Submit NDA (20%) w Secure a Fast-Track designation from FDA (10%) w Present BID results at a major medical conference (5%) w Enroll 70 patients in Cohort 4 (5%)	✓ Achieved ✓ Achieved ✓ Achieved ✓ Achieved
ROLONTIS® (35%)	Mixed Achievement (5%)
w Gain FDA approval (20%) w Exceed 2021 forecast (BOD alignment at the time of approval) (10%) w Same Day Dosing Study enroll N=15 (5%)	Not Achieved Not Achieved ✓ Achieved
Corporate (15%)	Full Achievement
w Execute Human Resources staffing plan to be updated to the Board quarterly (5%) w Exit 2021 > $100 million in cash (5%) w Complete all compliance program training (5%)	✓ Achieved ✓ Achieved ✓ Achieved
I-O Pipeline (10%)	Mixed Achievement (3%)
w IL-12 (Therapyx) IRB approval @ University of Rochester (4%) w IL-12 pre-clinical publication in medical journal (3%) w Re-open trial and fully enroll Cohort 6 for IGN002 (3%)	Not Achieved ✓ Achieved Not Achieved
KICKERS
Poziotinib (40%)	Mixed Achievement (30%)
w Cohort 4 hits primary end point (N=70) (10%)

w Additional indications that significantly increases the NPV of the asset beyond second line HER2 exon 20 insertion mutations (10%)
w BID strategy improves safety and efficacy (each component worth 5%)
w Complete pre-clinical ADC combination (10%)

✓ Achieved Not Achieved ✓ Achieved ✓ Achieved
ROLONTIS® (10%)	Not Achieved
w Aligned path forward with FDA for an sBLA on Same Day Dosing	Not Achieved

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
As a result of the mixed achievement of the goals described above and certain individual performance levels of our executives, the Committee authorized a 2021 annual cash bonus (paid in February 2022) for our NEOs in the amounts set forth in the table below:

Name	2021 Target Cash Bonus (as a Percentage of 2021 Base Salary)	2021 Actual Cash Bonus
Thomas J. Riga	$455,000 (70%)	$364,000
Kurt A. Gustafson	$270,000 (50%)	$216,000
Francois J. Lebel, M.D.	$270,000 (50%)	$216,000
Keith M. McGahan	$270,000 (50%)	$216,000
Equity Incentive Awards
Our long-term equity incentive award program is designed to promote long-term Company performance and align each executive’s risk with stockholder interest, to reward the achievement of long-term goals, and to promote stability and corporate loyalty among our executives. The Committee bases awards of long-term equity compensation on a number of different factors, including competitive market practices as determined by our peer group analysis, the information provided by our independent compensation consultant, the amount of cash compensation that is currently paid to each NEO, each NEO’s level of responsibility, our retention objectives and our pay-for-performance philosophy. In general, the Committee makes long-term equity award determinations for our NEOs in the first quarter of each year and typically consults with our CEO in determining the size of grants to each NEO, other than himself, although the Committee makes all final determinations. The non-management directors’ practice is to meet in executive session following the Board meeting in the first quarter of each year to review and ratify the Committee’s annual review of the CEO. In fiscal 2020, the Committee granted long-term equity incentive awards under the 2018 Plan, which was previously approved by our Board and stockholders.
The long-term equity incentive awards granted to our NEOs in fiscal 2021 consisted of stock appreciation rights (“SARs”), stock options and restricted stock awards (“RSAs”). The SARs, options and RSAs granted in fiscal 2021 vest in equal annual installments on each of the first three anniversaries of the grant date. As the awards are inherently tied to the performance of our common stock, we consider a vesting schedule based upon continued service appropriate to meet the desire for both retention and performance incentive.

The value of the equity awards granted to our NEOs in fiscal 2021 are reported in the Summary Compensation table and are further described in the Grants of Plan-Based Awards Table.
Stock Appreciation Rights. Our NEOs derive value from their SARs based on the appreciation in the value of the underlying shares of Company stock. The value set for the SARs granted pursuant to the Plan is set at the closing price of our common stock on the date immediately prior to the date of grant. SARs provide the Company with the flexibility to settle, at the time of exercise, in cash or Company stock. We believe that SARs are an important element of total NEO compensation principally because they:
®    Are consistent with our philosophy of aligning the interests of our NEOs with those of our stockholders, because value is created for the executives only if the share price of our common stock increases during the term of the SAR, which in turn leads to increased stockholder value; and
®    Are advantageous to the executive since, unlike stock options, the executive does not have the cash outlay associated with having to purchase the SAR.
®    Help to retain executives through the use of time-based vesting provisions that provide for vesting over several years.
Stock Options. During the past several years, we have granted stock options to our NEOs and other employees pursuant to the Plan. In accordance with the terms of the Plan, the exercise price of stock options granted pursuant to the Plan is set at the closing price of our common stock on the date immediately prior to the date of

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
grant. We believe that stock options are an important element of total NEO compensation principally because stock options:
®    Are consistent with our philosophy of aligning the interests of our NEOs with those of our stockholders, because value is created for the executives only if the share price of our common stock increases during the stock option term, which in turn leads to increased stockholder value; and
®    Help to retain executives through the use of time-based vesting provisions that provide for vesting over several years.
Restricted Stock Awards. Over the past several years, we have granted RSAs pursuant to the Plan. We believe restricted stock is an important element of total NEO compensation because restricted stock:
®    Results in immediate value to the recipients while still providing incentive to maximize the value of our stock; and
®    Help to retain executives through the use of time-based vesting provisions that provide for vesting over several years.
Benefits and Perquisites
The NEOs are eligible to receive benefits that are generally available to each of our full-time employees, including health insurance, long-term disability insurance, life insurance and vacation pay. As with other employees, the NEOs are required to make contributions to us to offset a portion of the cost of certain benefit plans.
We also maintain a 401(k) Plan and an Amended and Restated Employee Stock Purchase Plan (“ESPP”), each of which are generally available to all employees. The 401(k) Plan provides matching employee contributions in cash up to applicable limits. The ESPP provides employees with the opportunity to purchase our common stock through accumulated payroll deductions, at a 15% discount to the lesser of (i) the market price of the stock at the beginning of the designated period, and (ii) the market price of the stock at the end of the period. These plans are designed to encourage employees to save for retirement and to encourage ownership of shares of our common stock. We believe they provide an additional incentive for our employees to contribute towards our continued success and align the interests of our employees with those of our stockholders.
In addition, our Board approved the Nonqualified Deferred Compensation Plan in 2011. The Nonqualified Deferred Compensation Plan is administered by the Committee and is intended to be an unfunded plan. The Nonqualified Deferred Compensation Plan is maintained primarily to provide deferred compensation benefits for a select group of our employees, including our NEOs. Under the Nonqualified Deferred Compensation Plan, we provide participants with the opportunity to make annual elections to defer up to a specified amount or percentage of their eligible cash compensation, as established by the Committee (in 2021, eligible participants could defer up to 75% of base salary and up to 100% of bonus). In addition, we have the option, but not the obligation, to make discretionary or matching cash contributions to employees under the Nonqualified Deferred Compensation Plan. During 2021, we made a 50% match on each participant’s contributions to the Nonqualified Deferred Compensation Plan up to 20% of the participant’s eligible compensation. For additional information, see “Nonqualified Deferred Compensation Plan” later in this Proxy Statement.
Impact of Accounting and Tax Considerations on Compensation
Equity-Based Compensation. The fair value of equity-based compensation, which includes options, stock appreciation rights, restricted shares and performance-based units, is measured in accordance with authoritative accounting guidance. We measure compensation cost for all equity-based awards at fair value on the date of grant and recognize compensation expense over the service period over which the awards are expected to vest.
Section 162(m). Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to any one named executive officer in any calendar year. As a result, compensation awarded in excess of $1 million to our NEOs generally will not be deductible. The Committee designs compensation programs that are intended to be in the best long-term interests of Spectrum and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.

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COMPENSATION DISCUSSION AND ANALYSIS
Section 280G and Section 4999. Sections 280G and 4999 of the Code relate to the loss of a corporate deduction and a 20% excise tax that may be applied to a payment made to an executive as a result of a change in control if the payment equals or exceeds three times the executive’s base earnings (as defined by the applicable section).

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Risk Assessment of Compensation Policies and Practices

The Committee has considered the concept of risk as it relates to our executive compensation program. The Committee believes that, for the reasons set forth below, although the majority of compensation provided to our NEOs is at-risk, our executive compensation programs do not encourage excessive risk taking and encourage our executive officers to remain focused on appropriate short-term and long-term financial and strategic goals that are tied to the creation of long-term value for our stockholders.

® Our executive compensation program consists of an appropriate mix of guaranteed pay (salary, benefits and perquisites) and at-risk pay (annual cash bonuses and equity incentive awards) and the Committee reviews this mix annually. The guaranteed portion is designed to provide a minimum compensation base that is necessary to attract and retain qualified executives, as well as to provide meaningful income to the executives regardless of stock price performance so that executives do not feel pressured to focus exclusively on stock price performance and other financial performance targets to the detriment of other important business metrics.

® Our program establishes appropriate financial and strategic performance goals that are designed to advance our business objectives and encourage the creation of long-term value for our stockholders (as opposed to just short-term increases in our stock price). These performance goals reflect a mix of Company financial and strategic goals, and individual performance goals, so as not to place too much emphasis on any particular type of objective at the expense of others.

® Our program encourages executive retention through both time-based and performance-based vesting provisions of our equity incentive awards. Our restricted stock, stock appreciation rights and stock option equity awards have a one-year minimum vesting requirement from the grant date and generally vest over three years.

® A significant portion of our equity incentive awards are granted in the form of stock appreciation rights, stock options and performance-based units, which are only valuable if our stock price increases over time. This serves to align the interests of our executives with those of our stockholders.

® The Committee retains ultimate oversight over the compensation of our NEOs and maintains the ability to use discretion where appropriate.

® Our internal controls and procedures, as well as our codes of conduct and ethics, also help mitigate risks associated with our executive compensation program.

Based on these considerations, the Committee has concluded that any risks arising from our executive compensation program are not reasonably likely to have a material adverse effect on us and do not encourage or place incentives on excessive or inappropriate risk-taking by our NEOs or other employees.

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation Tables

2021 Summary Compensation Table
The following 2021 Summary Compensation Table presents the compensation we paid in fiscal years 2019, 2020 and 2021 to our NEOs.

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option/SAR Awards ($)(4)	All Other Compensation ($)(5)(6)(7)	Total ($)
Thomas J. Riga	2021	550,000	364,000	478,500	1,290,829	105,528	2,788,857
President and Chief	2020	550,000	330,000	450,001	1,040,426	152,372	2,522,799
Executive Officer	2019	550,000	313,500	2,001,000	811,895	141,566	3,817,961
Kurt A. Gustafson	2021	540,000	216,000	425,701	1,148,395	100,030	2,430,126
Former Executive Vice	2020	540,000	270,000	390,000	747,566	143,386	2,090,952
President and Chief	2019	540,000	256,500	1,600,800	584,564	140,956	3,122,820
Financial Officer
Francois J. Lebel, M.D.	2021	540,000	216,000	392,700	1,059,371	161,960	2,370,031
Executive Vice President	2020	540,000	270,000	450,001	847,754	116,763	2,224,518
and Chief Medical Officer	2019	520,000	247,000	1,178,073	634,661	87,039	2,666,773
Keith M. McGahan	2021	540,000	216,000	392,700	1,059,371	95,726	2,303,797
Executive Vice President,	2020	500,000	250,000	390,000	709,031	92,186	1,941,217
Chief Legal Officer and	2019	500,000	237,500	1,600,800	584,564	85,777	3,008,641
Corporate Secretary
Joseph W. Turgeon	2021	750,000	523,562	990,000	2,670,684	2,856,684	7,790,930
Former President and Chief	2020	750,000	525,000	675,001	1,618,441	144,776	3,713,218
Executive Officer	2019	750,000	498,750	3,001,500	1,299,032	147,950	5,697,232
(1)     The positions are those in effect as of the date of filing this Proxy Statement.
(2)     The amounts in this column reflect the base salary for each year.
(3)     The amounts in this column reflect the annual cash bonuses for the applicable year, which are generally paid in the first quarter of the following calendar year. For additional information, see “Compensation Discussion and Analysis — Key Elements of Executive Compensation — Annual Cash Bonuses.”
(4)     The amounts in this column reflect the aggregate grant date fair value of the awards granted in each respective year in accordance with FASB ASC Topic 718. For fair value assumptions refer to Note 5 to our financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 18, 2022.
(5)     2021 amounts reflect: automobile allowances of $30,000 paid to Mr. Turgeon, $24,000 paid to each of Messrs. Riga, Gustafson and McGahan, and $43,550 paid to Dr. Lebel; annual 401(k) matching contributions of $11,600 paid to each of Messrs. Riga, Gustafson and Dr. Lebel, and $9,915 paid to Mr. McGahan; annual 401(k) profit share bonus of $5,800 paid to each of Messrs. Riga, Gustafson, McGahan, Turgeon and Dr. Lebel; premiums paid on healthcare and life insurance policies, which are benefits that are offered to all employees; and matching contributions paid by us to match employee deferrals under our Nonqualified Deferred Compensation Plan, as detailed in footnote (6) below. Perquisites and other personal benefits are valued on the basis of the aggregate incremental cost to us.
(6)     The matching contributions paid by us in 2021 to match named executive officer deferrals under our Nonqualified Deferred Compensation Plan (up to 10% of eligible compensation) are as follows: Mr. Riga — $33,000; Mr. Gustafson — $27,000; Dr. Lebel — $81,000; Mr. McGahan — $10,000; and Mr. Turgeon — $82,500. These amounts are also reported in the column entitled “Company Contributions in 2021” in the “Nonqualified Deferred Compensation Table” below.
(7)     The 2021 amounts for our former President and Chief Executive Officer includes severance and one time expenses incurred upon his termination on December 30, 2021 including: two years of current base salary ($1,500,000), two times his prior year’s bonus ($1,050,000), a one-time payout of accrued vacation ($115,380) and a one-time payout for Company-sponsored group health benefits coverage for a period of twenty-four months ($31,448).
(6)

69
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Grants of Plan-Based Awards in 2021
The following table provides information about equity incentive awards granted to the NEOs in fiscal year 2021 (no “non-equity incentive plan” awards were granted in fiscal year 2021). The amounts reflected in the column entitled “Grant Date Fair Value of Stock and Option Awards” are estimated values on the date of grant based on the applicable SEC rules, do not represent any cash payments or proceeds actually received by the NEOs, and may be materially different from the amounts ultimately realized by the NEOs upon the vesting and sale of the underlying shares.

Name	Grant Date	Type of Award	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option/SAR Awards: Number of Securities Underlying Options/SARs (#)	Exercise or Base Price of Option/SAR Awards ($)	Grant Date Fair Value of Stock and Option/SAR Awards ($)(3)
Thomas J. Riga	02/18/2021	Restricted Stock Award	134,410 (1)			478,500
	02/18/2021	Stock Option Award		162,921 (1)	3.56	385,322
	02/18/2021	Stock Appreciation Right		382,865 (1)	3.56	905,507
	12/30/2021	Restricted Stock Award	239,500 (2)			308,955
	12/30/2021	Stock Option Award		1,078,500 (2)	1.29	949,080
Kurt A. Gustafson	02/18/2021	Restricted Stock Award	119,579 (1)			425,701
	02/18/2021	Stock Option Award		144,944 (1)	3.56	342,805
	02/18/2021	Stock Appreciation Right		340,618 (1)	3.56	805,590
Francois J. Lebel	02/18/2021	Restricted Stock Award	110,309 (1)			392,700
	02/18/2021	Stock Option Award		133,708 (1)	3.56	316,231
	02/18/2021	Stock Appreciation Right		314,213 (1)	3.56	743,140
Keith M. McGahan	02/18/2021	Restricted Stock Award	110,309 (1)			392,700
	02/18/2021	Stock Option Award		133,708 (1)	3.56	316,231
	02/18/2021	Stock Appreciation Right		314,213 (1)	3.56	743,140
Joseph W. Turgeon	02/18/2021	Restricted Stock Award	278,090 (1)			990,000
	02/18/2021	Stock Option Award		337,079 (1)	3.56	797,220
	02/18/2021	Stock Appreciation Right		792,135 (1)	3.56	1,873,464
(1)    These awards will be vested as to one-third on each of February 18, 2022, 2023 and 2024, respectively, subject to the executive’s continued service on the applicable vesting date.
(2)     These awards will be vested as to one-third on each of December 30, 2022, 2023 and 2024, respectively, subject to the executive’s continued service on the applicable vesting date.
(3)     The amounts in this column reflect the aggregate grant date fair value of the respective awards in accordance with FASB ASC Topic 718. For fair value assumptions refer to Note 5 to our financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 18, 2022.

70
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
Outstanding Equity Awards at Fiscal Year-End 2021
The following table provides information regarding the outstanding options, restricted stock awards and SARs as of December 31, 2021 held by each of the NEOs. The amounts reflected in the columns entitled “Market Value of Shares or Units That Have Not Vested” and “Equity Incentive Plan Awards: Market Value of Unearned Shares or Units That Have Not Vested” are estimated values based on the closing sales price of our common stock on December 31, 2021, do not represent any cash payments or proceeds actually received by the NEOs, and may be materially different from the amounts ultimately realized by the NEOs upon the vesting and sale of the underlying shares. All stock options and SARs have a term of ten years from the date of grant.

	OPTION AWARDS				STOCK AWARDS
	Number of Securities Underlying Unexercised Options/SARs (#)		Option/SAR Exercise Price	Option/SAR Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($) (1)	(#)	($) (1)
Thomas J. Riga	35,000		7.88	7/8/2023
	17,331		7.78	3/25/2024
	40,000		7.23	2/18/2025
	50,000		6.01	4/15/2025
	50,000		5.33	10/26/2025
	100,000		5.31	12/14/2025
	45,000		6.03	3/30/2026
	35,000		5.99	5/12/2027
	175,000		19.42	1/15/2028
	93,750	31,250(2)	11.71	2/18/2029
	150,000	150,000(2)	2.13	3/12/2030
	187,500 (SARs)	187,00(2)	2.13	3/12/2030
	(SARs)	382,865(3)	3.56	2/18/2031
		162,921(3)	3.56	2/18/2031
		1,078,500(3)	1.29	12/30/2031
					16,667(4)	21,167
					125,524(5)	159,415
					134,410(6)	170,701
					239,500(7)	304,165

71
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

	OPTION AWARDS				STOCK AWARDS
	Number of Securities Underlying Unexercised Options/SARs (#)		Option/SAR Exercise Price	Option/SAR Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($) (1)	(#)	($) (1)
Kurt A. Gustafson	158,204		8.21	6/3/2023
	59,891		7.78	3/25/2024
	100,000		7.24	12/19/2024
	300,000		5.86	12/18/2025
	116,959		6.69	3/28/2027
	87,500		19.42	1/15/2028
	67,500	22,500(2)	11.71	2/18/2029
	130,000	130,000(2)	2.13	3/12/2030
	112,500 (SARs)	112,500(2)	2.13	3/12/2030
	(SARs)	340,618(3)	3.56	2/18/2031
		144,944(3)	3.56	2/18/2031
					13,334(4)	16,934
					108,787(5)	138,159
					119,579(6)	151,865
Francois J. Lebel, M.D.	75,000		13.03	11/5/2028
	4,400	4,400(8)	10.69	4/1/2029
	93,750	31,250(2)	8.48	6/19/2029
	150,000	150,000(2)	2.13	3/12/2030
	125,000 (SARs)	125,000(2)	2.13	3/12/2030
	(SARs)	314,213(3)	3.56	2/18/2031
		133,708(3)	3.56	2/18/2031
					3,417(9)	4,340
					16,667(10)	21,167
					125,524(5)	159,415
					110,309(6)	140,092

72
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS

	OPTION AWARDS				STOCK AWARDS
	Number of Securities Underlying Unexercised Options/SARs (#)		Option/SAR Exercise Price	Option/SAR Expiration	Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested	Equity Incentive Plan Awards: Market Value or Unearned Shares or Units That Have Not Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($) (1)	(#)	($) (1)
Keith M. McGahan	20,000		7.10	8/8/2026
	8,600		5.99	5/12/2027
	60,000		20.57	2/6/2028
	110,000		19.95	6/18/2028
	67,500	22,500(2)	11.71	2/18/2029
	130,000	130,000(2)	2.13	3/12/2030
	100,000 (SARs)	100,000(2)	2.13	3/12/2030
	(SARs)	314,213(3)	3.56	2/18/2031
		133,708(3)	3.56	2/18/2031
					13,334(4)	16,934
					108,787(5)	138,159
					110,309(6)	140,092
Joseph W. Turgeon	150,000		11.05	10/29/2022
	15,000		7.79	3/14/2023
	60,000		9.62	12/3/2023
	250,000		7.24	12/19/2024
	500,000		5.86	12/18/2025
	155,556		6.69	3/28/2027
	175,000		19.42	1/15/2028
	150,000	50,000(11)	11.71	2/18/2029
	225,000	225,000(11)	2.13	3/12/2030
	300,000 (SARs)	300,000(11)	2.13	3/12/2030
	(SARs)	792,135(11)	3.56	2/18/2031
		337,079(11)	3.56	2/18/2031
(1)     Amounts are based on the closing price of our common stock on December 31, 2021, which was $1.27 per share.
(2)     Option/SAR shares vest 25% on the date of grant, and the balance of the shares vest in three equal annual installments on each anniversary of the date of grant.
(3)    Option/SAR shares vest one-third on each anniversary of the date of grant.
(4)     Shares granted on February 18, 2019 with one-third vesting on each of February 18, 2020, 2021 and 2022, respectively.
(5)     Shares granted on March 12, 2020 with one-third vesting on each of March 12, 2021, 2022 and 2023, respectively.
(6)     Shares granted on February 18, 2021 with one-third vesting on each of February 18, 2022, 2023 and 2024, respectively.
(7)     Shares granted on December 30, 2021 with one-third vesting on each of December 30, 2022, 2023 and 2024, respectively.
(8)     Option shares vest 25% on the first anniversary of the date of grant, and the balance of the shares vest in three equal annual installments on each anniversary of the date of grant.
(9)     Shares granted on April 1, 2019 with one-third vesting on each of April 1, 2020, 2021 and 2022, respectively.
(10)     Shares granted on June 19, 2019 with one-third vesting on each of June 19, 2020, 2021 and 2022, respectively.
(11)     In accordance with the terms of the Turgeon Separation Agreement, accelerated vesting of these stock options and SARs occurred on January 8, 2022, the effective date of the Turgeon Separation Agreement.

73
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Options/SARs Exercised and Stock Vested in 2021
The following table provides information regarding the number of shares acquired upon exercise of options/SARs and vesting of restricted stock in fiscal year 2021 and the resulting value deemed to have been realized by the NEOs. However, the amounts reflected in the table do not represent cash payments to or proceeds received by the NEOs. The shares acquired by the NEOs, less any shares sold to pay for taxes, were retained by the NEOs. The actual values that may be realized by the NEOs in connection with these awards may be materially different from these amounts when ultimately realized upon sale of the shares.

	STOCK AWARDS
Name	Number of Shares Acquired on Vesting (#)	Date of Vesting	Value Realized on Vesting ($)(1)
Thomas J. Riga	33,333	1/15/2021	126,332
	16,667	2/18/2021	61,168
	62,761	3/12/2021	245,396
	7,500	5/12/2021	23,400
Kurt A. Gustafson	6,481	1/15/2021	24,563
	13,333	2/18/2021	48,932
	54,393	3/12/2021	212,677
Francois J. Lebel, M.D.	62,761	3/12/2021	245,396
	3,417	4/1/2021	11,139
	16,667	6/21/2021	71,168
	20,000	11/5/2021	48,400
Keith M. McGahan	8,333	2/8/2021	31,749
	13,333	2/18/2021	48,932
	54,393	3/12/2021	212,677
	7,333	3/30/2021	22,732
	1,750	5/12/2021	5,460
	15,000	6/18/2021	65,100
Joseph W. Turgeon	12,963	1/15/2021	49,130
	25,000	2/18/2021	91,750
	94,142	3/12/2021	368,095
	150,000(2)	12/30/2021	202,500
	25,000(2)	12/30/2021	33,750
	188,285(2)	12/30/2021	254,185
	278,090(2)	12/30/2021	375,422
(1)    The amounts realized upon the vesting of restricted stock is based on the closing price of our common stock on the date immediately prior to the relevant vesting dates.
(2)    In accordance with the terms of the Turgeon Separation Agreement, accelerated vesting of these restricted stock awards and performance based awards occurred on January 8, 2022, the effective date of the Turgeon Separation Agreement.

74
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
Nonqualified Deferred Compensation Plan
In order to enhance our ability to attract and retain qualified employees, our Board has approved the Nonqualified Deferred Compensation Plan, which is intended to comply with the requirements of Section 409A of the Internal Revenue Code. The Nonqualified Deferred Compensation Plan is administered by the Committee, and is intended to be an unfunded plan which is maintained primarily to provide deferred compensation benefits for a select group of our employees including the NEOs. Under the Nonqualified Deferred Compensation Plan, we will provide the participants with the opportunity to make annual elections to defer up to a specified amount or percentage of their eligible cash compensation, as established by the administrator, and we have the option, but not the obligation, to make discretionary or matching cash contributions.
The Nonqualified Deferred Compensation Plan provides eligible participants the opportunity to defer up to 75% of base salary and up to 100% of bonus. We have the option, but not the obligation, to make discretionary or matching cash contributions. Deferral accounts will be credited with a rate of return (positive or negative) based on the performance of the deemed investment options selected by the participant. The value of the accounts may increase or decrease depending upon the performance of the selected investment options, including mutual funds providing investment opportunities ranking from money market, real estate investment trusts, emerging markets, mid-cap and large cap investments and bond funds. For each annual deferral, the participant may designate a specific date distribution prior to separation from service (called an “In-Service” distribution account) or distribution upon separation from service. In-Service distribution account(s) are paid in the month following the month selected by the participant in the elected year that is at least three years after the plan year to which the deferral election relates.
In 2021, we matched participants’ deferrals up to 10% of eligible compensation. Our match generally vests three years after the date of deferral. However, contributions become 100% vested upon the occurrence of the earliest of: (i) retirement; (ii) death of the participant; (iii) disability of the participant; and (iv) change of control of the Company, each as defined in the Nonqualified Deferred Compensation Plan.
The following table summarizes activity under the Nonqualified Deferred Compensation Plan in 2021:

Name	Executive Contributions in 2021 ($)(1)	Company Contributions in 2021 ($)(2)	Aggregate Earnings/(Losses) in 2021 ($)	Aggregate Withdrawals/ Distributions in 2021 ($)	Aggregate Balance as of 12/31/2021 (inclusive of 2021 and earlier activity) ($)(3)
Thomas J. Riga	66,000	33,000	157,075	(373,941)	887,907
Kurt A. Gustafson	54,000	27,000	384,196	—	2,773,435
Francois J. Lebel, M.D	162,000	81,000	99,582	—	772,599
Keith M. McGahan	20,000	10,000	16,680	(61,589)	114,064
Joseph W. Turgeon	165,000	82,500	59,145	(397,002)	995,509
(1)     These amounts were also reported in the columns entitled “Salary” and/or “Bonus” in the Summary Compensation Table, and were not paid in addition to such amounts.
(2)     These amounts were also reported in the column entitled “All Other Compensation” in the Summary Compensation Table, and were not paid in addition to such amounts.

(3)     $33,000, $27,000, $81,000, $10,000 and $82,500 of the amounts reflected in the “Balance as of 12/31/21” column for each of Messrs. Riga and Gustafson, Dr. Lebel, and Messrs. McGahan and Turgeon, respectively, were reported in the column entitled “All Other Compensation” in the Summary Compensation Table in previous years.

75
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Employment, Severance and Change in Control Agreements

We have entered into employment agreements with each of our NEOs (the “Employment Agreements”). Under the terms of the Employment Agreements, if any executive is terminated by the Company for Cause (as defined in the Employment Agreements), or if any executive terminates his employment without Good Reason (as defined in the Employment Agreements), in each case, other than following a Change of Control (as defined in the Employment Agreements), such executive will only be entitled to unpaid base salary and benefits accrued through the date of termination.
If any executive is terminated by the Company without Cause, or if any executive terminates his employment with Good Reason, in each case, other than following a Change of Control, such executive will be entitled to receive any unpaid base salary and benefits accrued through the date of termination, as well as a lump sum payment equal to two years of base salary and two times the previous year’s bonus, as well as 18 months of Company-paid continued coverage for such executive and his dependents under the Company’s existing health and benefit plans. Such executive will also immediately vest in all options, restricted stock and other equity incentive compensation, and will vest in his performance-based awards pro rata based on the target award for such performance-based awards and the number of days he was employed by the Company during the applicable performance period, irrespective of actual performance.
If any executive is terminated by the Company without Cause, or if any executive terminates his employment with Good Reason, in each case, within 12 months following a Change of Control, such executive will be entitled to receive any unpaid base salary and benefits accrued through the date of termination, as well as two years of base salary (to be paid on a monthly basis over a 24-month period following termination) and a lump sum payment equal to two times the previous year’s bonus, as well as 18 months of Company-paid continued coverage for such executive and his dependents under the Company’s existing health and benefit plans. Such executive will also vest in all options, restricted stock and other equity incentive compensation immediately upon consummation of the Change of Control, and will vest in his performance-based awards pro rata based on the target award for such performance-based awards and the number of days he was employed by the Company before the Change of Control during the applicable performance period, irrespective of actual performance.
All severance payments due to an executive’s termination without Cause or with Good Reason are subject to the execution and delivery of a general waiver and release of claims within 90 days of termination.

Compensation and Benefits
Pursuant to the terms of each employment arrangement, the NEOs will receive an annual base salary and target annual bonus as stated in the definitive document, subject to adjustment by the Committee. The employment arrangements also provide for certain additional equity awards for each of the NEOs. Our Committee may, at its sole discretion, award bonuses of cash, stock, or stock options from time to time to each of the NEOs.
Under the employment arrangements, each named executive officer is entitled to receive additional employment benefits, including the right to participate in certain incentive plans, life, medical and dental benefits, and other standard benefits.
For additional information, see “Summary Compensation Table” earlier in this Proxy Statement.
Termination
As discussed above, each of the named executive officer’s employment arrangement is “at-will” for no specified term, and may be terminated by the named executive officer or us at any time for any reason or for no reason.
Turgeon Separation Agreement

Joseph Turgeon retired from his role as President and Chief Executive Officer and as a director of the Company, effective December 30, 2021. In accordance with the terms of the Turgeon Separation Agreement, Mr. Turgeon was paid the benefits under his employment agreement upon a termination without cause, including the cash

76
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
severance benefits described above and accelerated vesting of these stock options, SARs, restricted stock awards and performance based awards, each of which is quantified in the table below.
Potential Payments upon Termination or Following a Change in Control

The table below reflects the amount of compensation to be paid to or earned by each of our NEOs in the event of the termination of such executive’s employment with us under different circumstances. The table describes, for each named executive officer, the amount of compensation payable upon (i) resignation without reason, (ii) death, (iii) disability, (iv) involuntary termination without cause, or resignation for good reason, (v) involuntary termination for cause or (vi) termination following a change of control of the Company (other than for cause or without good reason). Where applicable, the amounts shown assume that the termination was effective as of the last trading day of fiscal year 2021, and use the closing price per share of our common stock on such date of $1.27. The amounts set forth in the table only reflect estimates of the amounts that would actually be paid out in connection with a particular termination event. The actual amounts to be paid out with respect to any particular termination can only be determined at the time of an executive’s termination.

	Resignation without Good Reason ($)	Death ($)	Disability ($)	Resignation for Good Reason ($)	Involuntary Termination Without Cause ($)	Involuntary Termination For Cause ($)	Termination Within 12 Months Following Change in Control ($)
Thomas J. Riga
Cash Severance Payments(1)(2)(3)	—	1,300,000	1,300,000	2,028,000	2,028,000	—	2,028,000
Benefit Payments	—	—	—	46,692	46,692	—	46,692
Vesting Acceleration — Options	—	—	—	—	—	—	—
Vesting Acceleration — Stock Appreciation Rights	—	—	—	—	—	—	—
Vesting Acceleration — Restricted Stock Awards(4)	—	655,448	655,448	655,448	655,448	—	655,448
Vesting Acceleration — Restricted Stock Units	—	—	—	—	—	—	—
Total	—	1,955,448	1,955,448	2,730,140	2,730,140	—	2,730,140
Kurt A. Gustafson
Cash Severance Payments(1)(2)(3)	—	1,080,000	1,080,000	1,512,000	1,512,000	—	1,512,000
Benefit Payments	—	—	—	47,445	47,445	—	47,445
Vesting Acceleration — Options	—	—	—	—	—	—	—
Vesting Acceleration — Stock Appreciation Rights	—	—	—	—	—	—	—
Vesting Acceleration — Restricted Stock Awards(4)	—	306,959	306,959	306,959	306,959	—	306,959
Vesting Acceleration — Restricted Stock Units	—	—	—	—	—	—	—
Total	—	1,386,959	1,386,959	1,866,404	1,866,404	—	1,866,404
Francois J. Lebel, M.D.
Cash Severance Payments(1)(2)(3)	—	1,080,000	1,080,000	1,512,000	1,512,000	—	1,512,000
Benefit Payments	—	—	—	30,015	30,015	—	30,015
Vesting Acceleration — Options	—	—	—	—	—	—	—
Vesting Acceleration — Stock Appreciation Rights	—	—	—	—	—	—	—
Vesting Acceleration — Restricted Stock Awards(4)	—	325,015	325,015	325,015	325,015	—	325,015
Vesting Acceleration — Restricted Stock Units	—	—	—	—	—	—	—
Total	—	1,405,015	1,405,015	1,867,030	1,867,030	—	1,867,030

77
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

	Resignation without Good Reason ($)	Death ($)	Disability ($)	Resignation for Good Reason ($)	Involuntary Termination Without Cause ($)	Involuntary Termination For Cause ($)	Termination Within 12 Months Following Change in Control ($)
Keith M. McGahan
Cash Severance Payments(1)(2)(3)	—	1,080,000	1,080,000	1,512,000	1,512,000	—	1,512,000
Benefit Payments	—	—	—	65,805	65,805	—	65,805
Vesting Acceleration — Options	—	—	—	—	—	—	—
Vesting Acceleration — Stock Appreciation Rights	—	—	—	—	—	—	—
Vesting Acceleration — Restricted Stock Awards(4)	—	295,186	295,186	295,186	295,186	—	295,186
Vesting Acceleration — Restricted Stock Units	—	—	—	—	—	—	—
Total	—	1,375,186	1,375,186	1,872,991	1,872,991	—	1,872,991
Joseph W. Turgeon(5)
Cash Severance Payments(1)(2)(3)	—	1,500,000	1,500,000	2,550,000	2,550,000	—	2,550,000
Benefit Payments	—	—	—	62,333	62,333	—	62,333
Vesting Acceleration — Options	—	—	—	—	—	—	—
Vesting Acceleration — Stock Appreciation Rights	—	—	—	—	—	—	—
Vesting Acceleration — Restricted Stock Awards(4)	—	624,046	624,046	624,046	624,046	—	624,046
Vesting Acceleration — Restricted Stock Units	—	190,500	190,500	190,500	190,500	—	190,500
Total	—	2,314,546	2,314,546	3,426,879	3,426,879	—	3,426,879

(1)     Our NEOs receive (i) a lump sum payment equal to 24 months of their current base salary, and (ii) accrued but unpaid base salary, in the event of their termination due to death or disability (which amounts will be paid monthly over that period if such termination occurs within 12 months following a change in control).
(2)     Our NEOs receive (i) a lump sum payment equal to 24 months of their current base salary, (ii) accrued but unpaid base salary, and (iii) a special bonus payment equal to two times their previous year’s bonus if they are terminated without cause, or resign for good reason.
(3)     Our NEOs receive (i) 24 months of their current base salary (paid monthly over that period), (ii) accrued but unpaid base salary, and (iii) a special bonus payment equal to two times their previous year’s bonus, if terminated without cause or resigns for good reason within 12 months following a change in control.
(4)     Includes the aggregate fair market value of unvested restricted stock awards.
(5)     Joseph Turgeon retired from his role as President and Chief Executive Officer and as a director of the Company, effective December 30, 2021, but is still included in the table above for illustrative purposes as if such termination had occurred on December 31, 2021 under the circumstances set forth in the table. In accordance with the terms of the Turgeon Separation Agreement, Mr. Turgeon was paid the benefits under his employment agreement upon a termination without cause, including the cash severance benefits described above and accelerated vesting of his stock options, SARs, restricted stock awards and performance based awards.

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
Chief Executive Officer vs. Median Employee Pay Ratio

Presented below is the ratio of annual total compensation of Thomas J. Riga, who was serving as our Chief Executive Officer on December 31, 2021, to the annual total compensation of our median employee (excluding our Chief Executive Officer), which we believe was calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.

During 2021, Mr. Turgeon served as our Chief Executive Officer until December 30, 2021, at which time Mr. Riga assumed the role of Chief Executive Officer. As permitted by SEC rules, we chose to use the annual total compensation of Mr. Riga, who was serving as our Chief Executive Officer on December 31, 2021, to calculate our pay ratio. For purposes of determining our pay ratio, we determined Mr. Riga’s annual total compensation for 2021 was $2,788,857, which, as required by SEC rules, includes his annualized base salary for 2021 at the rate in effect following his promotion to Chief Executive Officer. As described in our Compensation Discussion and Analysis above, in addition to the compensation granted and earned during 2021 for his services, Mr. Riga’s annual total compensation for 2021 includes the annual awards granted to him in February 2021 while he was still serving as our Chief Operating Officer and the additional equity awards that he was granted in connection with his promotion to Chief Executive Officer in December 2021 (as described in the Compensation Discussion and Analysis).
In identifying our median compensated employee for the fiscal year ended December 31, 2021, we used the W-2 “Box 1” amount for each U.S. employee for the year ended December 31, 2021. Comparable cash elements of compensation in non-U.S. jurisdictions were also used for 11 non-resident employees in India and 2 non-resident employees in Canada. All compensation amounts were annualized for permanent employees who did not work for the entire year, such as new hires and employees on paid or unpaid leaves of absence.

Annual total compensation for the fiscal year ended December 31, 2021 was $158,327 for the median employee as determined in accordance with SEC rules. As calculated in accordance with SEC rules, the ratio of our Chief Executive Officer’s total compensation to our median employee’s total compensation for 2021 is approximately 18 to 1.
We selected the median employee from among 201 full-time and part-time workers who were employed as of December 31, 2021, including our Indian and Canadian employees. The Chief Executive Officer pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described above. SEC rules for identifying the median employee and determining the Chief Executive Officer pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the Chief Executive Officer pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions, and which may have a significantly different work force structure from ours, are likely not comparable to our Chief Executive Officer pay ratio.

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Report of the Compensation Committee

The Committee has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management as required by Item 402(b) of Regulation S-K. Based on its review and discussions with management, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Respectfully Submitted,

Compensation Committee

Jeffrey L. Vacirca, M.D. (Chair)
Nora E. Brennan
Seth H.Z. Fischer
Dolatrai M. Vyas

The foregoing Report of the Committee will not constitute soliciting material and will not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.
Equity Compensation Plan Information

The following table summarizes all of our equity compensation plans, including those approved by stockholders and those not approved by stockholders, as of December 31, 2021.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, SARs, Warrants and Rights (a)	Weighted-average Exercise Price of Options, SARs and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	8,966,723	$2.94	4,447,273
Equity compensation plans not approved by security holders	—	—	—
Employee Stock Purchase Plan approved by security holders(2)	—	—	8,155,567
Total	8,966,723	$2.94	12,602,840
(1)     We currently have one active stockholder-approved stock-based compensation plan, the 2018 Plan. Under the 2018 Plan, we may grant incentive stock options, non-qualified stock options, restricted stock awards, restricted stock units, performance awards, stock appreciation rights and other stock-based awards.
(2)    Under the offering period in effect on December 31, 2021 under our ESPP, an aggregate of 1,279,680 shares were eligible to be purchased by participants in such offering period.

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Committee Interlocks and Insider Participation

Drs. Vacirca (Chair) and Vyas, Mr. Fischer and Ms. Brennan were members of the Compensation Committee during fiscal year 2021. All members of the Committee were independent directors, and no member was an employee or former employee of the Company. During fiscal year 2021, none of our executive officers served on the compensation committee (or similar committee) or board of directors of another entity where one of our Committee members was an executive officer.
Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and persons who beneficially own more than ten percent of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of reporting forms furnished to us, and written representations that no other reports were required, we believe that all filing requirements under Section 16(a) of the Exchange Act applicable to our directors, officers and any persons holding 10% or more of our common stock with respect to our fiscal year ended December 31, 2021 were satisfied on a timely basis, except that one Form 4 reporting two late transactions was not timely filed for Mr. Riga.

Certain Relationships and Related Transactions

Transactions with Related Parties
The son of Joseph W. Turgeon, our former President and Chief Executive Officer, was employed by the Company in a non-executive officer position and received yearly compensation exceeding $120,000. His total compensation for the fiscal year ended December 31, 2021, consisting of salary, cash bonus and equity awards, was $161,225. Effective March 7, 2022, he separated from the Company. His compensation was established by the Company in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions and without the involvement of Joseph W. Turgeon. His compensation is required to be disclosed under Item 404(a) because he is a related person and has a material interest in his yearly compensation.
There are no other transactions, or series of similar transactions, since January 1, 2020, or any currently proposed transaction, to which we are a party that requires disclosure under Item 404(a) of Regulation S-K.
Policy on the Review, Approval or Ratification of Transactions with Related Persons
We have adopted a written policy for approval or ratification of all transactions with related parties that are required to be reported under Item 404(a) of Regulation S-K. The policy provides that the Audit Committee of the Board will review the material facts of all transactions and either approve or disapprove of the entry into the transaction.
The Audit Committee may establish that certain transactions may be pre-approved by the Audit Committee. However, the Audit Committee has not identified any such transactions.
No director may participate in the approval of a transaction for which he or she is a related party. The director must provide all material information concerning the transaction to the Audit Committee.

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
There were no transactions with related parties required to be reported under Item 404(a) of Regulation S-K since January 1, 2020 where the above policies and procedures did not require review, approval or ratification or where such policies and procedures were not followed.
Other Matters

Our Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, the persons named in the enclosed proxy will have the discretion to vote on such matters in accordance with their best judgment.
A Notice of Internet Availability of Proxy Materials was mailed to our stockholders on or about May 2, 2022, which contained instructions on how to access the proxy materials on the Internet. You may obtain a complete copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, with all exhibits filed therewith, from the SEC’s web site at www.sec.gov under EDGAR filings. We will provide to you a copy of our Annual Report on Form 10-K by writing us at Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 220, Henderson, Nevada 89052, Attn: Investor Relations. Exhibits filed with our Annual Report will be provided upon written request, in the same manner noted above, at a nominal per page charge. Information on our website, is not part of the proxy soliciting material and is not incorporated herein by reference.

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

APPENDIX A

Spectrum Pharmaceuticals, Inc.
2018 Long-Term Incentive Plan

(As Amended and Restated Effective April 23, 2022)

Section 1. PURPOSE

The purposes of this Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan (the “Plan”) are to encourage selected Eligible Persons of the Company and its Affiliates to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals on whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2. DEFINITIONS

As used in the Plan, the following terms have the meanings set forth below:

(a)    “Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.
(b)    Applicable Law” shall mean the legal requirements that apply to the Plan and Awards granted hereunder in any given circumstance as shall be in place from time to time under any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or order of any governmental authority, whether of the United States, any other country, and any provincial, state, or local subdivision, that relate to the administration of equity plans or equity awards, as well as any applicable stock exchange or automated quotation system rules or regulations.
(c)    “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock-Based Award or cash Award granted under the Plan.
(d)    “Award Agreement” shall mean any written agreement, contract, or other instrument or document, including an electronic communication, as may from time to time be designated by the Company as evidencing any Award granted under the Plan.
(e)    “Board” shall mean the Board of Directors of the Company.
(f)    “Cause” shall have the same meaning as set forth in any unexpired employment agreement or independent contractor agreement between the Company and the Participant for purposes of providing severance on a termination without “Cause” or, in the absence of such agreement, as set forth in the Participant’s Award Agreement. If no alternative definition for “Cause” exists in such agreements, “Cause” means that any of the following situations gave rise to a Participant’s termination from Continuous Service: (i) the Participant committed, was convicted, or pled no contest or any similar plea to a misdemeanor involving material acts of dishonesty or breach of fiduciary duty or any felony (other than non-violent felonies that do not involve dishonesty or breach of fiduciary duty for which the Participant is not required to serve any jail time or be confined to house arrest); (ii) the Participant willfully or grossly negligently failed to substantially perform his or her duties and responsibilities to the Company or deliberately violated a material Company policy; (iii) the Participant committed any act or acts of fraud, embezzlement, dishonesty, or other willful misconduct which results or could reasonably be expected to result in injury to the Company; (iv) without authorization, the Participant used or disclosed any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company or any other service recipient; or (v) Participant breached any of his or her material obligations under any written agreement with the Company. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or other service relationship at any time, in the Company’s sole discretion. Furthermore, a Participant’s Continuous Service shall be deemed to have terminated for Cause within the meaning hereof if, at any time (whether before,

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

on, or after termination of the Participant’s Continuous Service), facts or circumstances are discovered that would have justified a termination for Cause in the Company’s sole discretion.
(g)    “Change in Control” shall mean:
    (i)    The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company;

        (ii)    A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

        (iii)    A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger; or

        (iv)    The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s).

(h)    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time and the rules and regulations issued thereunder.
(i)    “Committee” shall mean a committee of the Board, or one or more officers or managers of the Company or any Affiliate, acting in accordance with the provisions of Section 3, to the extent Applicable Laws permit. The initial Committee shall be the Compensation Committee of the Board. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
(j)    “Company” shall mean Spectrum Pharmaceuticals, Inc. and, to the extent determined appropriate by the Company in its sole discretion, any Affiliate or successor thereto.
(k)    “Consultant” shall mean any person (other than an Employee or Director), including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.
(l)    “Continuous Service” means a Participant’s period of service in the absence of any interruption or termination (as defined in such individual’s employment or consulting agreement with the Company, if any, as the case may be), as an Employee, Director, or Consultant. The following sentences apply notwithstanding anything to the contrary in any Participant’s employment or consulting agreement with the Company, if any, as the case may be. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment on the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) transfers between locations of the Company or between the Company and its Affiliates. Changes in status between service as an Employee, Director, and a Consultant will

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

not constitute an interruption of Continuous Service if the individual continues to perform bona fide services for the Company. The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a leave paid at full normal compensation by the Company).
(m)    “Detrimental Conduct” shall mean the Participant’s serious misconduct or unethical behavior, including any of the following acts (i) any violation of a restrictive covenant agreement (e.g., non-disclosure, non-solicitation, etc.); (ii) any conduct that could result in separation from service with the Company for Cause; (iii) the commission of a serious criminal act (e.g., a felony of any kind or a misdemeanor involving fraud, theft, or breach of fiduciary duty); (iv) breach of a fiduciary duty; (v) intentional violation, or grossly negligent disregard of the Company’s policies, rules, or procedures; or (vi) the Participant taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that results in a significant financial loss to the Company.
(n)    “Director” shall mean a member of the Board, or a member of the board of directors of an Affiliate.
(o)    “Disability” shall have the same meaning as set forth in any unexpired employment agreement or independent contractor agreement between the Company and the Participant or, in the absence of any such agreement, as set forth in the Participant’s Award Agreement. If no alternative definition for “Disability” exists in such contracts between the Participant and the Company, “Disability” means (i) for an Incentive Stock Option, that the Participant is disabled within the meaning of Section 22(e)(3) of the Code, and (ii) for other Awards, a physical or mental condition under which the Participant is receiving benefits under the Company’s long-term disability plan applicable to such Participant, and in the absence of such a plan, a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
(p)    “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.
(q)    “Eligible Person” shall mean (i) an Employee, Consultant, or Director, or (ii) a non-Employee, non-Consultant, or non-Director to whom an offer of a service relationship as an Employee, Consultant, or Director has been or is being extended.
(r)    “Employee” shall mean any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes or, if in a jurisdiction that does not have employment taxes, any person whom the Company or any Affiliate classifies as an employee (including an officer), in either case whether or not that classification is correct. The payment by the Company of director’s fees to a Director shall not be sufficient to constitute “employment” of such Director by the Company.
(s)    “Fair Market Value” shall mean, with respect to any Shares or other securities, the closing price of a Share or other security on the date as of which the determination is being made or as otherwise determined in a manner specified by the Committee.
(t)    “Grant Date” shall mean the later of (i) the date designated as the “Grant Date” within an Award Agreement and (ii) the date on which the Committee determines the key terms of an Award, provided that as soon as reasonably practicable thereafter the Company both notifies the Eligible Person of the Award and issues an Award Agreement to the Eligible Person.
(u)    “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.
(v)    “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(w)    “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
(x)    “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.
(y)    “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

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(z)    “Performance Award” shall mean any right granted under Section 6(d) of the Plan.
(aa)    “Performance Criteria” shall mean any quantitative and/or qualitative measures, as determined by the Committee, which may be used to measure the level of performance of the Company or any individual Participant during a Performance Period, including any Qualifying Performance Criteria.
(bb)    “Performance Period” shall mean any period as determined by the Committee in its sole discretion.
(cc)    “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.
(dd)    “Plan” shall mean this amended and restated Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan, as it may be further amended and/or restated from time to time. The original 2018 Long-Term Incentive Plan was approved by the Board on April 27, 2018 and by the Company’s shareholders on June 18, 2018, which plan was amended by the First Amendment to the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan, which was approved by the Board on March 12, 2020 and by the Company’s shareholders on June 18, 2020 (as so amended the “2020 Amended Plan”). The 2020 Amended Plan was further amended by the Board effective January 27, 2022 (the “January 2022 Amendment”), and further amended and restated by the Board effective April 23, 2022 (the “Restatement Effective Date”), in each case subject to approval by the stockholders of the Company, which amendment and final amendment and restatement (which includes the increase to the share limit pursuant to the January 2022 Amendment) is reflected herein.
(ee)    “Qualifying Performance Criteria” shall mean one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or related company, and measured either annually, cumulatively over a period of years or over such other period as may be determined by the Committee, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group, in each case as specified by the Committee in the Award: sales; operating income; pre-tax income; earnings before interest, taxes, depreciation and amortization; earnings per share of Shares on a fully-diluted basis; consolidated net income of the Company divided by the average consolidated common stockholders’ equity; cash and cash equivalents derived from either (i) net cash flow from operations, or (ii) net cash flow from operations, financings and investing activities; adjusted operating cash flow return on income; cost containment or reduction; the percentage change in the market price of the Shares over a stated period; return on assets; return on stockholders’ equity; return on capital; stockholder returns; gross or net margins; price per share of common stock; market share; new Company product introductions; obtaining regulatory approvals for new or existing products; individual business objectives; Company business objectives; product acquisitions; product development or clinical trial milestones; the successful progression or completion of clinical trials; or any other criteria or criterion selected by the Committee.
(ff)    “Restatement Effective Date” shall have the meaning given to such term in the definition of “Plan.”
(gg)    “Restricted Stock” shall mean any award of Shares granted under Section 6(c) of the Plan.
(hh)    “Restricted Stock Award” shall mean either the issuance of Restricted Stock or the grant of Restricted Stock Units under the Plan.
(ii)    “Restricted Stock Unit” shall mean any restricted stock unit granted under Section 6(c) of the Plan that is denominated in Shares.
(jj)    “Retirement” shall mean that a Participant retires from the Company after attaining age 60 and 8 years of service with the Company and its Affiliates and satisfies any additional criteria as may be determined by the Committee.
(kk)    “Shares” shall mean the common shares of the Company, and such other securities as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.
(ll)    “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

(mm)    “10% Shareholder” means a Person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.
(nn)    “2009 Plan” shall mean the Company’s 2009 Incentive Award Plan, as amended.
SECTION 3. ADMINISTRATION

Except as otherwise provided herein, the Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for implementing the terms of the Plan as it may deem appropriate, provided however, that the Board may act in lieu of the Committee on any matter. The Committee shall have the ability to modify the Plan provisions, to the extent necessary, or delegate such authority, to accommodate any changes in Applicable Law.

(a) Subject to the terms of the Plan and Applicable Law, the Committee shall have full power and authority to: designate Participants; determine the type or types of Awards to be granted to each Participant under the Plan; determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; determine the terms and conditions of any Award; determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, or other Awards, or terminated, forfeited, canceled or suspended, and the method or methods by which Awards may be settled, exercised, terminated, forfeited, canceled or suspended; determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; establish, amend, suspend, or waive such rules and guidelines; appoint such agents as it shall deem appropriate for the proper administration of the Plan; make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it deems desirable.

(b) Actions of the Committee may be taken by: the Chair of the Committee; a subcommittee, designated by the Committee; the Committee but with one or more members abstaining or recusing himself or herself from acting on the matter, so long as two (2) or more members remain to act on the matter (such action, authorized by such a subcommittee or by the Committee on the abstention or recusal of such members, shall be the action of the Committee for purposes of the Plan); or one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers whose authority is subject to such terms and limitations set forth by the Committee, and only with respect to Eligible Persons who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended. This delegation shall include modifications necessary to accommodate changes in the laws or regulations of jurisdictions outside the U.S.

(c) Without limiting the foregoing, the Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms as it deems to be appropriate in its sole discretion and to make any findings of fact needed in the administration of this Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of this Plan, or of any Award or Award Agreement, and all determinations the Committee or the Company makes pursuant to this Plan shall be final, binding, and conclusive (subject only to the Committee’s or the Company’s inherent authority to change their determinations). The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly affected by fraud.

(d) Any determination made by the Committee or the Company with respect to any provisions of this Plan may be made on an Award-by-Award basis. The Committee and the Company have no obligation to be uniform, consistent, or nondiscriminatory between classes of similarly-situated Eligible Persons, Participants, Awards or Award Agreements, except as required by Applicable Law.

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

(e) Any Participant who believes he or she is being denied any benefit or right under this Plan or under any Award or Award Agreement may file a written claim with the Committee. Any claim must be delivered to the Committee within six (6) months of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designee, generally will notify the Participant of its decision in writing as soon as administratively practicable. Claims shall be deemed denied if the Committee does not respond in writing within 180 days of the date the written claim is delivered to the Committee. The Committee’s decision is final and conclusive and binding on all Persons. No lawsuit or arbitration relating to this Plan may be filed or commenced before a written claim is filed with the Committee and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.

(f) Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction, or determination made in good faith with respect to this Plan, any Award, or any Award Agreement. The Company shall pay or reimburse any Director, Employee, or Consultant who in good faith takes action on behalf of this Plan, for all expenses incurred with respect to this Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of this Plan. The Company may, but shall not be required to, obtain liability insurance for this purpose.

(g) The Company shall bear the expenses of administering this Plan.

SECTION 4. SHARES AVAILABLE FOR AWARDS AND NON-EMPLOYEE DIRECTOR COMPENSATION LIMITS

(a) SHARES AVAILABLE. Subject to adjustment as provided in this Section 4:

(i) The total number of Shares that may be issued under the Plan pursuant to Awards may not exceed 39,031,359 million, plus any Shares that become eligible for issuance under this Plan on or after the Restatement Effective Date because of forfeited Awards under the 2009 Plan, as described below. This is the “Share Reserve.” Notwithstanding the foregoing, no more than 39,031,359 Shares shall be available for delivery pursuant to the exercise of Incentive Stock Options.

Except as otherwise provided herein, any Award made under the 2009 Plan shall continue to be subject to the terms and conditions of the 2009 Plan and the applicable Award Agreement. Under this Plan, (i) every Share issued to a Participant pursuant to the exercise of an Option or Stock Appreciation Right shall reduce the Share Reserve by one Share and (ii) every Share issued to a Participant pursuant to an Award other than an Option or Stock Appreciation Right shall reduce the Share Reserve by 1.5 Shares.

If any Shares issued to a Participant under the Plan are subject to an Award that is terminated, forfeited or canceled (e.g., unvested Restricted Stock Awards), the Share Reserve shall be increased by 1.5 Shares. If any awards granted under the 2009 Plan and outstanding as of the Restatement Effective Date (“Prior Awards”) are terminated, forfeited, canceled or expire unexercised, in whole or in part, new Awards may be issued under this Plan, rather than the 2009 Plan, with respect to the Shares covered by such Prior Awards. In the event that withholding tax liabilities arising from an Award under this Plan or the 2009 Plan other than an Option or Stock Appreciation Right are satisfied by the withholding of Shares by the Company, then the Shares so withheld shall be not available for Awards under the Plan and the Share Reserve shall be not increased on account of such withholding.

(ii) ACCOUNTING FOR AWARDS. For purposes of this Section 4, unless the Committee determines otherwise:

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

(A) if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan;

(B) Dividend Equivalents denominated in Shares and Awards not denominated, but potentially payable, in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Dividend Equivalents and such Awards are settled in Shares, provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards or awards granted under the 2009 Plan may only be counted once against the aggregate number of Shares available, and the Committee shall adopt procedures, as it deems appropriate, in order to avoid double counting. Any Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company, shall not be counted against the Shares available for granting Awards under this Plan;

(C) notwithstanding anything herein to the contrary, any Shares subject to Awards under this Plan or the 2009 Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available for grant under this Plan. Shares subject to an Award under this Plan or the 2009 Plan may not be made available for issuance under the Plan if such Shares are: (x) Shares that were subject to an Option or a Share-settled Stock Appreciation Right and were not issued on the net settlement or net exercise of such Option or Stock Appreciation Right, (y) Shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes under Options or Stock Appreciation Rights, or (z) Shares repurchased on the open market with the proceeds of an Option exercise; and

(D) Shares subject to Awards that qualify as inducement grants under Nasdaq Listing Rule 5635 or its successor shall not be counted against the Shares available for granting Awards under this Plan nor shall they be counted for purposes of applying the limits set forth in Section 4(a).

(iii) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. The Shares to be issued, transferred, and/or sold under the Plan shall be made available from authorized and unissued Shares or from the Company’s treasury shares.

(b) ADJUSTMENTS.

(i) In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event constitutes an equity restructuring transaction, as that term is defined in Accounting Standards Codification Topic 718 (or any successor thereto) or otherwise affects the Shares, then the Committee may adjust the following in a manner that is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan:

(A) the number and type of Shares or other securities which thereafter may be made the subject of Awards including the limit specified in Section 4(a)(i);

(B) the number and type of Shares or other securities subject to outstanding Awards;

(C) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and

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(D) other value determinations applicable to outstanding Awards.

provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided further, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(ii) ADJUSTMENTS OF AWARDS ON CERTAIN ACQUISITIONS. In the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other formula used in such transaction to determine the consideration payable to the holders of common stock of such acquired company) may be used for similar Awards under the Plan and shall not reduce the Shares authorized for issuance or transfer under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iii) ADJUSTMENTS OF AWARDS ON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or of changes in Applicable Law or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

(c) NON-EMPLOYEE DIRECTOR LIMITS. Notwithstanding anything to the contrary herein, no non-Employee Director shall receive in excess of $600,000 of compensation in any calendar year, determined by adding (i) all cash compensation to such non-Employee Director and (ii) the Fair Market Value of all Awards granted to such non-Employee Director in such calendar year, based on the Fair Market Value of such Awards on the Grant Date (as determined in a manner consistent with that used for non-Employee Director compensation for proxy statement disclosure purposes in the year in which the Award occurs); provided, however, the Board may make exceptions to this limit for individual non-Employee Directors in extraordinary circumstances, so long as this paragraph would not be violated if the $600,000 figure were instead $750,000, as the Board may determine in its sole discretion, provided that the non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-Employee Directors.

SECTION 5. ELIGIBILITY

Any Eligible Person is eligible to be designated a Participant. The Committee shall determine which Eligible Persons may receive Awards. If the Committee does not determine that an Eligible Person is to receive a specific Award, he or she shall not be entitled to any such Award. Each Award shall be evidenced by an Award Agreement that: sets forth the Grant Date and all other terms and conditions of the Award; is signed on behalf of the Company; and (unless waived by the Committee) is signed by the Eligible Person in acceptance of the Award. The grant of an Award shall not obligate the Company or any Affiliate to continue the employment or service of any Eligible Person, or to provide any future Awards or other remuneration at any time thereafter.

SECTION 6. AWARDS

(a) OPTIONS. The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan, as the Committee shall determine:

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

(i) EXERCISE PRICE. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, and except as provided in Section 4(b), that such purchase price shall not be less than (A) 100% of the Fair Market Value of a Share on the date of grant of such Option or (B) if the Person to whom an Incentive Stock Option is granted is a 10% Shareholder on the date of grant, the exercise price shall be not less than 110% of the Fair Market Value on the date the Incentive Stock Option is granted. However, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code or if the Award is designated as a “Section 409A Award” and has either a fixed exercise date or a fixed delivery date.

(ii) OPTION TERM. The term of each Option shall not exceed ten (10) years from the date of grant; provided, however, that with respect to Incentive Stock Options issued to 10% Shareholders, the term of each such Option shall not exceed five (5) years from the date it is granted.

(iii) TIME AND METHOD OF EXERCISE. The Committee shall establish in the applicable Award Agreement the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms, including, without limitation, cash, Shares, or other Awards, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made. The Company shall not be required to deliver Shares pursuant to the exercise of an Option and the Option will be deemed unexercised until the Company has received sufficient funds or value to cover the full exercise price due and all applicable withholding obligations. The Committee may in its sole discretion set forth in an Award Agreement that a Participant may exercise an unvested Option, in which case the Shares then issued shall be restricted Shares having the same vesting restrictions as the unvested Option.

(iv) TERMINATION OF CONTINUOUS SERVICE. The Committee may set forth in the applicable Award Agreement, or a severance agreement, employment agreement, service agreement or severance plan, the terms and conditions by which an Option is exercisable, if at all, after the date of a Participant’s termination of Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option on the date of a Participant’s termination of Continuous Service, or if the Participant (or other Person entitled to exercise the Option) does not exercise the Option within the time and as specified in the Award Agreement or below (as applicable), the Option shall terminate. Notwithstanding the foregoing, if the Company has a contingent contractual obligation to provide for accelerated vesting or extended exercisability after termination of a Participant’s Continuous Service, such Options shall not terminate at the time they otherwise would terminate but instead shall remain outstanding, but unexercisable, until the maximum contractual time for determining whether such contingency will occur, and terminate at such time if the contingency has not then occurred; provided that no such extension shall cause an Option to be exercisable after the 10-year anniversary of its Grant Date or the date such Option otherwise would have terminated had the Participant remained in Continuous Service.

Subject to the preceding paragraph and Section 6(a)(vi) and to the extent an Award Agreement, or a severance agreement, employment agreement, service agreement or severance plan, does not otherwise specify the terms and conditions on which an Option shall terminate when a Participant terminates Continuous Service, the following provisions apply:

Reason for Terminating Continuous Service	Option Termination Date
(I) By the Company for Cause, or what would have been Cause if the Company had known all of the relevant facts, or due to Participant’s material breach of his or her unexpired employment agreement or independent contractor agreement with the Company.
All Options, whether or not vested, shall immediately expire effective on the date of termination of the Participant’s Continuous Service, or when Cause first existed if earlier.

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

(II) Retirement of the Participant.
All unvested Options shall immediately expire effective on the date of termination of the Participant’s Continuous Service. All vested and unexercised Options shall expire six (6) months after the date of termination of the Participant’s Continuous Service.

(III) Disability or Death of the Participant during Continuous Service (in either case unless Reason I applies).
All unvested Options shall immediately expire effective as of the date of termination of the Participant’s Continuous Service, and all vested and unexercised Options shall expire 12 months after such termination.

(IV) Any other reason.
All unvested Options shall immediately expire effective on the date of termination of the Participant’s Continuous Service. All vested Options, to the extent unexercised, shall expire effective 90 days after the date of termination of the Participant’s Continuous Service.

(v) BLACKOUT PERIODS. If there is a blackout period (whether under the Company’s insider trading policy, Applicable Law, or a Committee-imposed blackout period) that prohibits buying or selling Shares during any part of the ten (10) day period before an Option expires (as described above), the Option exercise period shall be extended until ten (10) days beyond the end of the blackout period. Notwithstanding anything to the contrary in this Plan or any Award Agreement, no Option can be exercised beyond the later of the date its original term expires as set forth in the Award Agreement, the date on which the Option otherwise would become unexercisable, or the ten-year anniversary of its Grant Date.

(vi) COMPANY CANCELLATION RIGHT. Subject to Applicable Law, if the Fair Market Value for Shares subject to any Option is more than 50% below their exercise price for more than 90 consecutive business days, the Committee unilaterally may declare the Option terminated, effective on the date the Committee provides written notice to the Option holder. The Committee may take such action with respect to any or all Options granted under the Plan and with respect to any individual Option holder or class(es) of Option holders.

(vii) NON-EXEMPT EMPLOYEES. An Option granted to an Employee who is non-exempt for purposes of the Fair Labor Standards Act of 1938, as amended, will not be first exercisable for any Shares until at least twelve (12) months after the Grant Date of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, the vested portion of any Options may be exercised earlier than twelve (12) months after the Grant Date: (A) if the non-exempt Employee dies or suffers a Disability; (B) in connection with a corporate transaction in which the Option is not assumed, continued, or substituted; (C) on a Change in Control; or (D) on the Participant’s retirement (as may be defined in the Participant’s Award Agreement or other agreement with the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines). The foregoing provision is intended to operate so that any income derived by a non-exempt Employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

(viii) INCENTIVE STOCK OPTIONS. By law, only Employees are eligible to receive Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall be designed to comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. Notwithstanding anything in this Section 6(a) to the contrary, Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Non-Qualified Stock Options) to the extent that either (A) the aggregate Fair Market Value of Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (B) such Options otherwise remain

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

exercisable but are not exercised within three (C) months of termination of Continuous Service (or such other period of time provided in Section 422 of the Code).

(ix) NO RELOAD OPTIONS. No Option shall include terms entitling the Participant to a grant of Options or Stock Appreciation Rights on exercise of the Option.

(b) STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, on exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right as specified by the Committee.

(i) GRANT PRICE. The grant price shall be determined by the Committee, provided, however, and except as provided in Section 4(b), that such price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right, except that if a Stock Appreciation Right is at any time granted in tandem with an Option, the grant price of the Stock Appreciation Right shall not be less than the exercise price of such Option.

(ii) TERM. The term of each Stock Appreciation Right shall not exceed ten (10) years from the date of grant.

        (iii)     OTHER RULES. The rules of Sections 6(a)(iii) – 6(a)(ix) shall apply to Stock Appreciation Rights as if the Award were an Option.

(c) RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(i) ISSUANCE. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.

(ii) RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may establish in the applicable Award Agreement (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such restrictions have lapsed. Subject to Applicable Law, the Committee may make Awards of Restricted Stock and Restricted Stock Units with or without the requirement for payment of cash or other consideration.

(iii) REGISTRATION. Any Restricted Stock or Restricted Stock Units granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv) FORFEITURE. On termination of Continuous Service during the applicable restriction period, except as otherwise determined by the Committee, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and, to the extent applicable, reacquired by the Company. However, if the Participant paid cash or other consideration for Restricted Stock that is so forfeited, the Company shall return to the Participant the lower of the Fair Market Value of the Shares on the date of forfeiture or their original purchase price, to the extent set forth in an Award Agreement or required by Applicable Law.

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

(d) PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards to Participants. Performance Awards include arrangements under which the grant, issuance, retention, vesting and/or transferability of any Award are subject to Performance Criteria and such additional conditions or terms as the Committee may designate. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan:

(i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, or other Awards; and

(ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, on the achievement of such performance goals during such Performance Periods as the Committee shall establish.

(iii) AMENDING PERFORMANCE CONDITIONS. After a Performance Award has been granted, the Committee may, if it determines appropriate, amend any Performance Criteria, at its sole and absolute discretion.

(iv)     SATISFACTION OF PERFORMANCE GOALS. If, as a result of the applicable Performance Criteria being met, a Performance Award becomes vested and/or exercisable in respect of some, but not all of the number of Shares underlying such Award, which did not become vested and exercisable by the end of the Performance Period, such Performance Award shall thereupon lapse and cease to be exercisable in respect of the balance of the Shares which did not vest and/or become exercisable by the end of the Performance Period.

(e) DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant to Participants Awards (other than Options and Stock Appreciation Rights) under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine.

(f) OTHER STOCK-BASED AWARDS. The Committee is authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with Applicable Law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, as the Committee shall determine, the value of which consideration, as established by the Committee, and except as provided in Section 4(b), shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(g) GENERAL.

(i) NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such cash consideration as may be required by Applicable Law or determined by the Committee; however, Participants may be required to pay any amount the Committee determines in connection with Awards not inconsistent with the terms of this Plan.

(ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

(iii) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate on the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, rights in or to Shares issuable under the Award or other Awards, other securities, or other Awards, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv) LIMITS ON TRANSFER OF AWARDS. Except as provided by the Committee, no Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant with respect to any Award on the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under Applicable Law, by the Participant’s guardian or legal representative. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v) CONDITIONS AND RESTRICTIONS ON SECURITIES SUBJECT TO AWARDS. The Committee may provide that the Shares issued on exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability and forfeiture or repurchase provisions or provisions on payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any re-sales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation: (A) restrictions under an insider trading policy or pursuant to Applicable Law, (B) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, (C) restrictions as to the use of a specified brokerage firm for such re-sales or other transfers and (D) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations. The Committee shall include in any Award Agreement any claw back or forfeiture provisions required by Applicable Law. The Committee also may include in any Award Agreement provisions providing for forfeiture of the Award or requiring the Participant to return the Shares underlying the Award to the Company in the event the Participant engages in specified behavior that is adverse to the Company’s interests, including after termination of his or her service relationship with the Company, such as for competing with the Company, soliciting its Employees, or breaching a written agreement with the Company.

(vi) SHARE CERTIFICATES. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange on which such Shares or other securities are then listed, and any applicable federal, state, or local securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(vii) FORFEITURE FOR DETRIMENTAL CONDUCT AND CLAWBACK. In the event the Committee determines that a Participant has committed any Detrimental Conduct, then (1) no additional Shares subject to any outstanding Participant Award shall become vested and/or exercisable, (2) the Participant shall forfeit the right to receive the Shares underlying any Award Agreement, to exercise any vested but unexercised portion of an Award, and to vest in any unvested portion of an Award, and (3) the Participant shall pay the Company any gains realized by the Participant from any Award within one year prior to and including the last day of Participant’s status as an Director, Employee, or Consultant, or at any time after the end of such service. The

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amount of the realized gains shall be the difference between the amount (if any) paid by the Participant and the fair market value of the Shares on the date such Shares were delivered to the Participant. Participant agrees to pay immediately upon demand these amounts to the Company. In lieu of requiring payment of the realized gains upon violation of the terms of this Section 6(g)(vii), the Company, may in its sole discretion as exercised by the Committee, choose to buy back the applicable Shares at the stated exercise price as set forth in the applicable Award Agreement, or, if none, $.01 per Share, and Participant agrees to take all actions necessary to effectuate such buy back. If the Company is required to bring an arbitration or other legal or equitable action in order to enforce the provisions and remedies of this Section 6(g)(vii), and if the Company prevails in such arbitration or other action, the Participant shall be required to reimburse the Company for its reasonable costs and attorneys’ fees expended in pursuing such arbitration or other action.

(viii) MINIMUM VESTING. Notwithstanding any other provision of the Plan to the contrary, no Award (or portion thereof) granted hereunder shall vest earlier than the first anniversary of the Grant Date; provided, however, that the foregoing shall not apply to: (A) substitute awards issued by the Company in connection with an acquisition or other corporate transaction; (B) Awards delivered in lieu of fully-vested cash awards or payments; (C) Awards delivered in lieu of cash compensation otherwise payable to a non-employee Director, where such Director has elected to receive an Award in lieu of such cash compensation; (D) Awards granted to non-employee Directors for which the vesting period runs from the date of one annual meeting of the Company’s shareholders to the next annual meeting of the Company’s shareholders and which is at least 50 weeks after the immediately preceding year’s annual meeting; or (E) any other Awards that result in the issuance of an aggregate of up to 5% of the Share Reserve. In addition, the Committee may provide that such one-year vesting restrictions may lapse or be waived upon the Participant’s termination of Continuous Service and/or in connection with a Change in Control.

SECTION 7. AMENDMENT AND TERMINATION

This amended and restated Plan shall terminate on January 26, 2032, but no such termination shall affect any outstanding grants under the Plan. Except to the extent prohibited by Applicable Law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan, in whole or in part; provided, however, that without the prior approval of the Company’s shareholders, no material amendment shall be made if shareholder approval is required by Applicable Law; and provided, further, that, notwithstanding any other provision of the Plan or any Award Agreement, no such amendment, alteration, suspension, discontinuation, or termination shall be made without the approval of the shareholders of the Company that would:

(i) increase the total number of Shares available for Awards under the Plan, except as provided in Section 4 hereof;

(ii) materially expand the class of Eligible Persons under the Plan, materially increase the benefits accruing to Participants under the Plan, materially extend the term of the Plan with respect to Share-based Awards, or expand the types of Share-based Awards available for issuance under the Plan; or

(iii) except as provided in Section 4(b), permit Options, Stock Appreciation Rights, or other Stock-Based Awards encompassing rights to purchase Shares to be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Option or the grant price of a previously granted Stock Appreciation Right, or the purchase price of a previously granted Other Stock-Based Award.

(b) AMENDMENTS TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively. No such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole

96
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to Applicable Law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award.

SECTION 8. GENERAL PROVISIONS

(a) NO RIGHTS TO AWARDS. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, or, having been selected to receive an Award under this Plan, to be selected to receive a future Award, and further there is no obligation for uniformity of treatment of Eligible Persons, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b) WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, or other Awards) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy statutory withholding obligations for the payment of such taxes. Notwithstanding any provision of this Plan or an Award Agreement to the contrary, Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards, and neither the Company, nor any Affiliate, nor any of their employees, directors, or agents, shall have any duty or obligation to mitigate, minimize, indemnify, or to otherwise hold any Participant harmless from any or all of such tax consequences. The Company’s obligation to deliver Shares (or to pay cash or other consideration) to Participants pursuant to Awards is at all times subject to such Participant’s prior or coincident satisfaction of all withholding taxes.

(c) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not constitute an employment contract nor be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law without regard to conflict of law.

(f) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to Applicable Law, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(g) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

(h) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(j) COMPLIANCE WITH THE CODE. Except to the extent specifically provided otherwise by the Committee, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, or adverse tax consequences under another Code provision, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code or another Code provision to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant. Notwithstanding the foregoing or any provision of the Plan or an Award Agreement to the contrary, Participants shall be solely responsible for the satisfaction of any taxes or interest or other consequence, that may arise pursuant to Awards (including taxes arising under Code Section 409A), and neither the Company nor the Committee nor anyone other than the Participant, his or her estate or beneficiaries, shall have any obligation whatsoever to pay such taxes or interest or to otherwise indemnify or hold any Participant harmless from any or all of such taxes.

(k) NO REPRESENTATIONS OR COVENANTS WITH RESPECT TO TAX QUALIFICATION. Although the Company may endeavor to (i) qualify an Award for favorable U.S. or foreign tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

(l) AWARDS TO NON-U.S. EMPLOYEES. The Committee shall have the power and authority to determine which Affiliates shall be covered by this Plan and which employees outside the U.S. shall be eligible to participate in the Plan. The Committee may adopt, amend or rescind rules, procedures or sub-plans relating to the operation and administration of the Plan to accommodate the specific requirements of local laws, procedures, and practices. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, Disability or Retirement or on termination of Continuous Service; available methods of exercise or settlement of an Award; payment of income, social insurance contributions and payroll taxes; and the withholding procedures and handling of any stock certificates or other indicia of ownership which vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations.

(m) DATA PRIVACY. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this section by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing this Plan and Awards and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant with respect to one or more Awards under the Plan, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, the Company and its Affiliates each may transfer the Data

98
	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

to any third parties assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting such Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in this Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(n) NO DUTY TO NOTIFY. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised.

(o) COMPLIANCE WITH LAWS. The granting of Awards and the issuance of Shares under the Plan shall be subject to all Applicable Law. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(ii) completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective.

The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. Notwithstanding anything to the contrary herein or in any Award Agreement, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of any Option or Stock Appreciation Right, as well as the settlement of any Award, with respect to any or all Participants to the extent the Committee determines that doing so is desirable or required to comply with applicable securities laws.

SECTION 9. EFFECTIVE DATE OF THE PLAN; STOCKHOLDER APPROVAL

This amended and restated Plan shall be effective as of the Restatement Effective Date. This amended and restated Plan shall be submitted for stockholder approval prior to January 26, 2023. Awards may be granted or awarded prior to such stockholder approval of this Plan; provided that no Shares shall be issued upon the exercise, vesting, distribution or payment of any such Awards prior to the time when the Plan is approved by the Company’s stockholders; and, provided, further, that if such approval has not been obtained at the end of said 12-month period, all Awards previously granted or awarded out of the increase to the share reserve pursuant to the January 2022 Amendment or under the Plan after the Restatement Effective Date and subject to stockholder approval shall thereupon be cancelled and become null and void. If such stockholder approval is not obtained within such 12-month period, the January 2022 Amendment, this amended and restated Plan, and all Awards

99
Spectrum Pharmaceuticals	2022 PROXY STATEMENT

previously granted or awarded out of the increase to the share reserve pursuant to the January 2022 Amendment or under this amended and restated Plan after the Restatement Effective Date shall thereupon be cancelled and become null and void, and the 2020 Amended Plan Plan, as in effect prior to the January 2022 Amendment, and all Awards thereunder, shall continue in full force and effect in accordance with their terms.

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals

SPECTRUM PHARMACEUTICALS
Redefining Cancer Care

VOTE

C123456789

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ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/SPPI** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - William L. Ashton	☐	☐	☐	02 - Brittany K. Bradrick	☐	☐	☐	03 - Seth H.Z. Fischer	☐	☐	☐
04 - Juhyun Lim	☐	☐	☐	05 - Thomas J. Riga	☐	☐	☐	06 - Jeffrey L. Vacirca	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

B Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

C 1234567890 JNT
63AM 539040

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03MZ8B

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Spectrum Pharmaceuticals	2022 PROXY STATEMENT

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SPECTRUM PHARMACEUTICALS, INC.

+

Annual Meeting of Stockholders
June 21, 2022 10:00 AM

This proxy is solicited by the Board of Directors

The undersigned, a Stockholder of SPECTRUM PHARMACEUTICALS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Form 10-K and the accompanying Proxy Statement for the Annual Meeting to be held on June 21, 2022, at 10:00 a.m. Eastern Time, at Spectrum Pharmaceuticals, Inc.'s Research and Development East Office, 2 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02110, and, revoking any proxy previously given, hereby appoints Thomas J. Riga and Keith M. McGahan, and each of them individually, proxies and attorneys-in-fact, each with full power of substitution and revocation, and each with all power that the undersigned would possess if personally present, to vote SPECTRUM PHARMACEUTICALS, INC. capital stock which the undersigned is entitled to represent and vote at such meeting and any postponements or adjournments of such meeting, as set forth on the reverse, and in their discretion upon any other business that may properly come before the meeting and any postponements or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE SIDE OF THIS PROXY, "FOR" THE APPROVAL ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION OF THE PROXY STATEMENT, "FOR" THE APPROVAL OF THE AMENDED AND RESTATED SPECTRUM PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN AND "FOR" THE RATIFICATION OF THE SELECTION OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET OR BY SIGNING AND RETURNING THIS PROXY BY MAIL.

C Non-Voting Items

Change of Address — Please print new address below.

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	2022 PROXY STATEMENT	Spectrum Pharmaceuticals